Table of Contents


ARTICLE 1
CERTAIN DEFINITIONS...............................................................................................2
   Section 1.1  Certain Definitions...............................................................................2
ARTICLE 2
THE MERGER........................................................................................................8
   Section 2.1  The Merger........................................................................................8
   Section 2.2  Conversion of Shares and Merger Consideration.....................................................9
   Section 2.3  Surrender and Payment............................................................................11
   Section 2.4  Stock Options, Restricted Stock and Warrants.....................................................12
   Section 2.5  Adjustments......................................................................................13
   Section 2.6  Fractional Shares................................................................................13
   Section 2.7  Withholding Rights...............................................................................14
   Section 2.8  Lost Certificates................................................................................14
   Section 2.9  Shares Held by Company Affiliates................................................................14
   Section 2.10  Appraisal Rights................................................................................14
ARTICLE 3
THE SURVIVING CORPORATION........................................................................................15
   Section 3.1  Certificate of Incorporation of the Surviving Corporation........................................15
   Section 3.2  Bylaws of the Surviving Corporation..............................................................15
   Section 3.3  Directors and Officers of the Surviving Corporation..............................................15
    Section 3.4 Officers of the Surviving Corporation............................................................15
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................................................................16
   Section 4.1  Organization and Qualification...................................................................16
   Section 4.2  Capitalization...................................................................................17
   Section 4.3  Authority........................................................................................18
   Section 4.4  Governmental Authorization.......................................................................18
   Section 4.5  Non-Contravention................................................................................18
   Section 4.6  Board Recommendation; State Takeover Statutes....................................................19
   Section 4.7  Subsidiaries.....................................................................................19
   Section 4.8  SEC Filings......................................................................................20
   Section 4.9  Disclosure Documents.............................................................................20
   Section 4.10  Absence of Certain Changes......................................................................21
   Section 4.11  No Undisclosed Material Liabilities.............................................................22
   Section 4.12  Litigation......................................................................................22
   Section 4.13  Taxes...........................................................................................22
   Section 4.14  Employees and Employee Benefit Plans............................................................24
   Section 4.15  Compliance with Law.............................................................................26
   Section 4.16  Contracts.......................................................................................27
   Section 4.17  Finders' or Advisors' Fees......................................................................27
   Section 4.18  Environmental Matters...........................................................................27
   Section 4.19  Labor Matters...................................................................................28
   Section 4.20  Real Property...................................................................................29
   Section 4.21  Proprietary Rights..............................................................................29
   Section 4.22  Insurance.......................................................................................30
   Section 4.23  Opinion of Financial Advisor....................................................................31
   Section 4.24  Takeover Statutes; Rights Agreement.............................................................31
   Section 4.25  Transactions with Affiliates....................................................................31
   Section 4.26  Interests in Other Entities.....................................................................31
   Section 4.27  Information as to the Company...................................................................32
   Section 4.28  Company Insurance Subsidiaries..................................................................32
   Section 4.29  Information as to the Company...................................................................33
ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF PARENT.........................................................................33
   Section 5.1  Organization and Qualification...................................................................33
   Section 5.2  Capitalization...................................................................................34
   Section 5.3  Authority........................................................................................35
   Section 5.4  Governmental Authorization.......................................................................35
   Section 5.5  Non-Contravention................................................................................36
   Section 5.6  Board Recommendation.............................................................................36
   Section 5.7  Subsidiaries.....................................................................................36
   Section 5.8  SEC Filings......................................................................................37
   Section 5.9  Disclosure Documents.............................................................................37
   Section 5.10  Absence of Certain Changes......................................................................38
   Section 5.11  No Undisclosed Material Liabilities.............................................................39
   Section 5.12  Litigation......................................................................................39
   Section 5.13  Taxes...........................................................................................39
   Section 5.14  Employees and Employee Benefit Plans............................................................41
   Section 5.15  Compliance with Law.............................................................................42
   Section 5.16  Contracts.......................................................................................43
   Section 5.17  Finders' or Advisors' Fees......................................................................43
   Section 5.18  Environmental Matters...........................................................................43
   Section 5.19  Labor Matters...................................................................................44
   Section 5.20  Real Property...................................................................................44
   Section 5.21  Proprietary Rights..............................................................................45
   Section 5.22  Insurance.......................................................................................46
   Section 5.23  Opinion of Financial Advisor....................................................................46
   Section 5.24  Interests in Other Entities.....................................................................46
   Section 5.25  Officer and Director Information................................................................46
   Section 5.26  Trading with the Enemy Act; Patriot Act.........................................................47

                                                          i
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ARTICLE 6
COVENANTS RELATING TO CONDUCT OF BUSINESS........................................................................48
   Section 6.1  Conduct of Business..............................................................................48
   Section 6.2  Governmental Filings.............................................................................51
   Section 6.3  No Solicitation by the Company...................................................................52
   Section 6.4  No Solicitation by Parent........................................................................53
   Section 6.5  Consents of Parent's and the Company's Accountants...............................................54
   Section 6.6  Notification of Certain Matters..................................................................54
   Section 6.7  SEC Filings......................................................................................55
ARTICLE 7
ADDITIONAL COVENANTS OF PARENT AND THE COMPANY...................................................................56
   Section 7.1  Preparation of Proxy Statement; Stockholders Meetings............................................56
   Section 7.2  Intentionally Ommitted...........................................................................58
   Section 7.3  Access to Information............................................................................58
   Section 7.4  Reasonable Commercial Efforts....................................................................58
   Section 7.5  Public Announcements.............................................................................60
   Section 7.6  Notification of Certain Matters..................................................................60
   Section 7.7  Expenses.........................................................................................61
   Section 7.8  Affiliates.......................................................................................61
   Section 7.9  NSM Listing......................................................................................61
   Section 7.10  Resignation of Officers and Directors...........................................................61
   Section 7.11  Indemnification.................................................................................61
ARTICLE 8
CONDITIONS TO THE MERGER.........................................................................................62
   Section 8.1  Conditions to the Obligations of Each Party......................................................62
   Section 8.2  Conditions to the Obligations of Parent and MERGER SUB...........................................63
   Section 8.3  Conditions to the Obligations of the Company.....................................................64
ARTICLE 9
TERMINATION......................................................................................................65
   Section 9.1  Termination......................................................................................65
   Section 9.2  Termination by Parent............................................................................66
   Section 9.3  Termination by the Company.......................................................................66
   Section 9.4  Procedure for Termination........................................................................67
   Section 9.5  Effect of Termination............................................................................67
ARTICLE 10
MISCELLANEOUS....................................................................................................68
   Section 10.1  Notices.........................................................................................68
   Section 10.2  Non-Survival of Representations and Warranties..................................................68
   Section 10.3  Amendments; No Waivers..........................................................................69
   Section 10.4  Successors and Assigns..........................................................................69
   Section 10.5  Governing Law...................................................................................69
   Section 10.6  Jurisdiction....................................................................................69
   Section 10.7  Waiver of Jury Trial............................................................................69
   Section 10.8  Counterparts; Effectiveness.....................................................................70
   Section 10.9  Entire Agreement................................................................................70
   Section 10.10 Captions........................................................................................70
   Section 10.11 Severability....................................................................................70

                                                        ii
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   Exhibit A-1  Company Stockholder Voting Agreement.............................................................72
   Exhibit A-2  Parent Stockholder Voting Agreement..............................................................73
   Exhibit B Affiliate Agreement.................................................................................74


                                                        iii
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


                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, dated as of February 10, 2005 (the
"Agreement"), by and among FIRST MONTAUK FINANCIAL CORP., a New Jersey corporation (the "Company"), OLYMPIC CASCADE FINANCIAL CORPORATION, a Delaware corporation ("Parent"), and FMFC ACQUISITION CORPORATION, a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB").

                              W I T N E S S E T H:

         WHEREAS, the respective Boards of Directors of Parent, MERGER SUB and the Company have approved this Agreement, and deem it advisable and in the best interests of each corporation and its respective stockholders to consummate the merger of MERGER SUB with and into the Company upon the terms and subject to the conditions of this Agreement; and

         WHEREAS, pursuant to the Merger, among other things, and subject to the terms and conditions of this Agreement, all of the issued and outstanding shares of common stock of the Company shall be converted into the right to receive shares of voting common stock of Parent, all of the issued and outstanding shares of preferred stock of the Company shall be converted into the right to receive shares of preferred stock of Parent and all outstanding options and warrants to purchase shares of common stock of the Company which are not exercised prior to the Merger shall be assumed by Parent; and

         WHEREAS, Parent and MERGER SUB, on the one hand, and the Company, on the other hand, have required, as a condition to their respective willingness to enter into this Agreement, that certain shareholders of the Company (including, without limitation, shareholders holding Company Series B Preferred Stock (as hereinafter defined)) and certain shareholders of the Parent enter into a Stockholder Voting and Support Agreement (the "Company Stockholder Voting
Agreement") with Parent and MERGER SUB, and a Stockholder Voting and Support
Agreement (the "Parent Stockholder Voting Agreement") with the Company, respectively, substantially in the forms attached hereto as Exhibits A-1 and A-2, concurrently with the execution and delivery of this Agreement; and

         WHEREAS, it is intended that the Merger qualify as a tax-free reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and be accounted for as a purchase transaction;
and

         WHEREAS, each of the parties hereto desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated hereby.

         NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements and conditions contained herein, the parties hereto agree as follows:

                                   ARTICLE 1

                               CERTAIN DEFINITIONS

Section 1.1 Certain Definitions. The following terms are used in this Agreement with the meanings set forth below:

         "Agreeing Party" has the meaning assigned in Section 6.1.

         "Agreement" has the meaning assigned in the Preamble.

         "Approvals" has the meaning assigned in Section 8.1(c).

         "Certificates" has the meaning assigned in Section 2.3(a).

         "Change in the Company Recommendation" has the meaning assigned in
Section 7.1(b).

         "Change in the Parent Recommendation" has the meaning assigned in
Section 7.1(c).

         "Closing" has the meaning assigned in Section 2.1(d).

         "Closing Date" has the meaning assigned in Section 2.1(d).

         "COBRA" has the meaning assigned in Section 4.14(f).

         "Code" has the meaning assigned in the Preamble.

         "Company" has the meaning assigned in the Preamble.

         "Company Acquisition Proposal" shall have the meaning assigned in
Section 6.3.

         "Company Affiliate" shall have the meaning assigned in Section 7.8.

         "Company Agreements" has the meaning assigned in Section 4.5.

         "Company Balance Sheet" means the consolidated balance sheet of the Company as of September 30, 2004.

         "Company Balance Sheet Date" means September 30, 2004.

          "Company Common Share" has the meaning assigned in Section 2.2(a)(ii).

         "Company Common Stock" has the meaning assigned in Section 4.2.

         "Company Convertible Debt" has the meaning assigned in Section 4.2. .

         "Company Debentures" shall mean the Company's 6% Convertible Debentures issued pursuant to the Company's private placement memoranda dated September 30, 2002 and July 30, 2003.

         "Company Disclosure Schedule" has the meaning assigned in the introductory clause to Article 4.

         "Company Employment Agreements" has the meaning assigned in Section 4.14(a).

         "Company Expenses" has the meaning assigned in Section 9.5.

         "Company Fairness Opinion" has the meaning assigned in Section 4.23.

         "Company Financial Statements" shall mean the audited consolidated financial statements and unaudited consolidated interim financial statements of the Company.

         "Company Insurance Subsidiaries" shall mean Montauk Insurance Services, Inc., Montauk Insurance Services, Inc. of Alabama and Montauk Insurance Services, Inc.

         "Company Intellectual Property" has the meaning assigned in Section
4.21.

         "Company Licenses" has the meaning assigned in Section 4.21

         "Company Permits" has the meaning assigned in Section 4.15(a).

         "Company Preferred Stock" shall mean the Company's Series A Preferred Stock and the Company's Series B Preferred Stock as more fully described in
Section 4.2.

         "Company Recommendation" has the meaning assigned in Section 7.1(b).

         "Company Record Date" shall mean the date of record set by the Board of Directors of the Company for the determination of whether a holder of Company Common Stock is entitled to vote at the Company Stockholders Meeting.

          "Company Returns" has the meaning assigned in Section 4.13(b).

         "Company SEC Documents" has the meaning assigned in Section 4.8.

         "Company Securities" has the meaning assigned in Section 4.2.

         "Company Stock Options" has the meaning assigned in Section 2.4(a).

         "Company Stock Plans" has the meaning assigned in Section 2.4(a).

         "Company Stockholder Approval" has the meaning assigned in Section 4.3.

         "Company Stockholders Meeting" has the meaning assigned in Section 4.3.

         "Company Trade Secrets" has the meaning assigned in Section 4.21.

         "Company Triggering Event" has the meaning assigned in Section 9.2.

         "Company Warrants" has the meaning assigned in Section 4.2.

         "Costs" has the meaning assigned in Section 7.11(a).

         "Dissenting Shares" has the meaning assigned in Section 2.10.

         "Dissenting Shareholders" has the meaning assigned in Section 2.10.

         "DGCL" has the meaning assigned in Section 2.1(a).

         "Effective Time" has the meaning assigned in Section 2.1(b).

         "Employee Plans" has the meaning assigned in Section 4.14(b).

         "End Date" has the meaning assigned in Section 9.1(b).

         "Environment" means air, surface water, ground water, or land, including land surface or subsurface, and any receptors such as persons, wildlife, fish or other natural resources.

         "Environmental Law" means any federal, state, local or foreign environmental, health and safety or other law relating to Hazardous Materials, including the Comprehensive, Environmental Response Compensation and Liability Act of 1980, as amended, the Clean Air Act 1990, as amended, the Federal Water Pollution Control Act of 1948, as amended, the Solid Waste Disposal Act of 1976, as amended, the Federal Insecticide, Fungicide and Rodenticide Act of 1996, as amended and the Safe Drinking Water Act of 1974, as amended.

         "Environmental Clean-up Site" means any location which is listed or proposed for listing on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System, or on any similar state list of sites relating to investigation or cleanup, or which is the subject of any pending or threatened action, suit, proceeding, or investigation, formal or informal, related to or arising from any location at which there has been a Release or threatened or suspected Release of a Hazardous Material.

         "Environmental Permit" means any permit, license, approval, consent or authorization required under or in connection with any Environmental Law and includes any and all orders, consent orders or binding agreements issued by or entered into with a governmental entity or regulatory authority.

         "ERISA" has the meaning assigned in Section 4.14(b).

         "Exchange Act" has the meaning assigned in Section 4.4.

         "Exchange Agent" has the meaning assigned in Section 2.3(a).

         "Exchange Ratio" has the meaning assigned in Section 2.2(a)(iii).

         "Form S-4" has the meaning assigned in Section 4.9(a).

         "FMSC" means First Montauk Securities Corp., a wholly owned subsidiary of the Company

         "GAAP" shall mean generally accepted accounting principles consistently applied.

         "Hazardous Material" means (a) any chemical, material, substance or waste including, containing or constituting petroleum or petroleum products, solvents (including chlorinated solvents), nuclear or radioactive materials, asbestos in any form that is or could become friable, radon, lead-based paint, urea formaldehyde foam insulation or polychlorinated biphenyls, or (b) any chemicals, materials, substances or wastes which are now defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants" or words of similar import under any Environmental Law.

         "Indemnified Parties" has the meaning assigned in Section 7.11(a).

         "IRS" means the Internal Revenue Service.

         "Joint Proxy Statement/Prospectus" has the meaning assigned in Section 4.9(a).

         "Knowledge" with respect to the "Knowledge" of a party means that such party will be deemed to have "Knowledge" of a particular fact or matter if any individual who is serving as a director or officer of such party or any of its Subsidiaries, has actual knowledge of such fact or matter, after due and diligent inquiry.
         "Lien" has the meaning assigned in Section 4.5.

         "Material Adverse Effect" means any change, violation, inaccuracy, circumstance or effect that is materially adverse to the business, properties, assets (including intangible assets), liabilities, capitalization, results of operations or financial condition of either party and its Subsidiaries, taken as a whole, as the case may be.

         "Merger" has the meaning assigned in Section 2.1(a).

         "Merger Consideration" has the meaning assigned in Section 2.2(b).

         "MERGER SUB" has the meaning assigned in the Preamble.

         "NASD" means the NASD, Inc.

         "National" means National Securities Corporation, a State of Washington corporation.

         "NJBCA" has the meaning assigned in Section 2.1(a).

         "Nonplan Stock Options" has the meaning assigned in Section 2.4(a).

         "Parent" has the meaning assigned in the Preamble.

         "Parent Acquisition Proposal" has the meaning assigned in Section 6.4.

         "Parent Agreements" has the meaning assigned in Section 5.5.

         "Parent Balance Sheet" means the consolidated balance sheet of the Parent as of September 30, 2004.

         "Parent Balance Sheet Date" means September 30, 2004.

             "Parent Common Stock" means the Common Stock of Parent.

         "Parent Debenture" has the meaning assigned in Section 2.4(e).

         "Parent Disclosure Schedule" has the meaning assigned in the introductory clause to Article 5.

         "Parent Employment Agreements" has the meaning assigned in Section 5.14(a).

         "Parent Expenses" has the meaning assigned in Section 9.5.

         "Parent Fairness Opinion" has the meaning assigned in Section 5.23.

         "Parent Financial Statements" shall mean the audited consolidated financial statements and unaudited consolidated interim financial statements of the Parent.

         "Parent Intellectual Property" has the meaning assigned in Section
5.21.

         "Parent Licenses" has the meaning assigned in Section 5.21.

         "Parent New Preferred Stock" shall mean a newly designated Series B Preferred Stock and Series C Preferred Stock.

         "Parent Permits" has the meaning assigned in Section 5.15(a).

         "Parent Preferred Stock" has the meaning assigned in Section 5.2.

         "Parent Record Date" shall mean the date of record set by the Board of Directors of the Parent for the determination of whether a holder of Parent Common Stock is entitled to vote at the Parent Stockholders Meeting.

         "Parent Recommendation" has the meaning assigned in Section 7.1(c).

         "Parent Representatives" has the meaning assigned in Section 6.4.

         "Parent Returns" has the meaning assigned in Section 5.13(a).

         "Parent Securities" shall have the meaning assigned in Section 5.2.

         "Parent SEC Documents" has the meaning assigned in Section 5.8.

         "Parent Stockholder Approval" has the meaning assigned in Section 5.3.

         "Parent Stockholders Meeting" has the meaning assigned in Section 5.3.

         "Parent Trade Secrets" has the meaning assigned in Section 5.21.

         "Parent Triggering Event" has the meaning assigned in Section 9.3.

         "Parent Warrants" has the meaning assigned in Section 5.2.

         "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

         "OTC" means the Over-the-Counter Market as reported by the National Daily Quotation Service published by the National Quotation Bureau, Inc and the Electronic Bulletin board maintained by the NASD.

         "Qualifying Amendment" means an amendment or supplement to the Joint Proxy Statement/Prospectus or Form S-4 (including by incorporation by reference) to the extent it contains (a) a Change in the Parent Recommendation or a Change in the Company Recommendation (as the case may be), (b) a statement of the reasons of the Board of Directors of Parent or Company (as the case may be) for making such a Change in the Parent Recommendation or Change in the Company Recommendation (as the case may be) and (c) additional information reasonably related to the foregoing.

         "Real Property Lease" has the meaning assigned in Section 4.20(b).

         "Regulatory Law" means, all federal, state and foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other laws that are designed or intended to prohibit, restrict or regulate (a) mergers, acquisitions or other business combinations, (b) foreign investment, or (c) actions having the purpose or effect of monopolization or restraint of trade or lessening of competition.

         "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of a Hazardous Material into the Environment.

         "Required Approvals" has the meaning assigned in Section 7.4(a).

         "Required Company Stockholder Vote" has the meaning assigned in Section 4.9(c).

         "Restricted Stock Purchase Agreement" means a Restricted Stock Purchase Agreement in the form utilized under one of the Company Stock Plans pursuant to which the Company has sold Company restricted stock or issued Company stock purchase rights or as may otherwise have been entered into by the Company prior to the date of this Agreement.

         "RIA Governmental Authorization" has the meaning assigned in Section 4.16(d).

         "Sarbanes-Oxley" has the meaning assigned in Section 4.8.

         "SEC" has the meaning assigned in Section 2.4(c).

         "Securities Act" has the meaning assigned in Section 2.4(c).

         "Site" means any of the real properties currently owned, leased, occupied, used or operated by the Company, including all soil, subsoil, surface waters and groundwater.

         "Subsidiary" when used with respect to any Person means any other Person, whether incorporated or unincorporated, of which (a) more than fifty percent (50%) of the securities or other ownership interests or (b) securities or other interests having by their terms ordinary voting power to elect more than fifty percent (50%) of the board of directors or others performing similar functions with respect to such corporation or other organization, is directly owned or controlled by such Person or by any one or more of its Subsidiaries.

         "Superior Proposal" has the meaning assigned in Section 6.3.

         "Surviving Corporation" has the meaning assigned in Section 2.1(a).

         "Tail Coverage" has the meaning assigned in Section 7.11(b).

         "Takeover Laws" means (a) any "moratorium," "control share acquisition," "fair price," "supermajority," "affiliate transactions" or "business combination statute or regulation" or other similar state antitakeover laws and regulations, (b) Section 203 of the DGCL and (c) Sections 14A:10. et seq. of the NJBCA.

         "Tax" has the meaning assigned in Section 4.13(a).

         "Taxing Authority" has the meaning assigned in Section 4.13(a).

         "Third Party Expenses" means all legal, accounting, printing and financial advisory fees and expenses of third parties, whether payable in cash or securities, incurred by a party to this Agreement in connection with the negotiation and effectuation of all terms and conditions of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 2

                                   THE MERGER

Section 2.1     The Merger.

        (a) At the Effective Time (as hereafter defined), in accordance with the provisions of this Agreement, the General Corporation Law of the State of Delaware (the "DGCL"), and the New Jersey Business Corporation Act (the "NJBCA"), MERGER SUB shall be merged with and into the Company (the "Merger"), whereupon the separate existence of MERGER SUB shall cease and the Company shall be the surviving corporation (hereinafter sometimes called the "Surviving Corporation") in the Merger and a wholly owned subsidiary of Parent.

        (b) As soon as practicable after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, the Company and MERGER SUB shall file a Certificate of Merger with the Secretary of State of Delaware meeting the requirements of the DGCL, and a certificate of merger with the Secretary of State of New Jersey meeting the requirements of the NJBCA, execute, acknowledge, deliver, file and/or record all such other instruments, and take all such other actions, as may be required in order to cause the Merger to become effective in accordance with the provisions of the DGCL and NJBCA. The Merger shall become effective at such time as the certificate of merger is duly filed with the Secretary of State of the State of Delaware and the Secretary of State of New Jersey or at such later time as is specified in the certificate of merger (the "Effective Time"). For accounting purposes, the effective date of the Merger shall be the first day of the month in which the Closing occurs.

        (c) From and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, property and powers and be subject to all of the restrictions, disabilities, debts and duties of the Company and MERGER SUB, all as provided under the DGCL and the NJBCA.

        (d) Unless this Agreement shall have been earlier terminated and the transactions herein contemplated shall have been abandoned pursuant to Article 9 hereof, the closing of the Merger (the "Closing") shall take place (i) at the offices of Littman Krooks LLP, 655 Third Avenue, New York, New York 10017 as soon as practicable, but in any event within three (3) business days after the day on which the last to be fulfilled or waived of the conditions set forth in
Article 8 hereof (than those conditions that by their nature are to be fulfilled at the Closing, but subject to the fulfillment or waiver of such conditions) shall be fulfilled or waived in accordance with this Agreement or (ii) at such other time, place and date as is mutually agreed to in writing by the parties hereto. The date of the Closing is referred to in this Agreement as the "Closing Date."

Section 2.2     Conversion of Shares, Preferred Stock and Merger Consideration.

        (a) As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof:

          (i) Each share of common stock of MERGER SUB that is issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, no par value per share, of the Surviving Corporation, with the same rights, powers and privileges as the shares so converted, and such shares shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing the common stock of MERGER SUB shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with this Section 2.2(a)(i).

          (ii) Each share of Company Common Stock (a "Company Common Share") held by the Company as treasury stock or owned by any subsidiary of the Company, by Parent or by any subsidiary of Parent immediately prior to the Effective Time, shall be canceled and extinguished and no consideration whatsoever shall be made with respect thereto.

          (iii) Each Company Common Share issued and outstanding immediately prior to the Effective Time (and except as otherwise provided in Section
     2.2(a)(ii)), shall be converted into a right to receive 0.5055 (the "Exchange Ratio") shares of Parent common stock (the "Parent Common Stock"), plus any cash in lieu of fractional shares of Parent Common Stock, as provided in Section 2.6 hereof.

          (iv) Each share of Company Series A Preferred Stock issued and outstanding immediately prior to the Effective Time shall be converted into a right to receive one share of Parent Series B Preferred Stock. Each share of Company Series B Preferred Stock issued and outstanding immediately prior to the Effective Time shall be converted into a right to receive one share of Parent Series C Preferred Stock (in each instance, except as otherwise provided in Section 2.2(a)(v)). The Parent Series B Preferred Stock shall have terms in form and substance substantially equivalent to those contained in the Company Series A Preferred Stock and the Parent Series C Preferred Stock shall have terms in form and substance substantially equivalent to those contained in the Company Series B Preferred Stock, in each instance giving effect to the Exchange Ratio to the conversion ratios contained therein.

          (v) Each share of Company Preferred Stock held by the Company as treasury stock or owned by any subsidiary of the Company, by Parent or by any subsidiary of Parent immediately prior to the Effective Time, shall be canceled and extinguished and no consideration whatsoever shall be made with respect thereto.

     (b) The Parent Common Stock to be received as consideration pursuant to the Merger by each holder of Company Common Stock (together with cash in lieu of fractional shares of Parent Common Stock, as provided in Section 2.6 hereof) and the Parent Preferred Stock to be received as consideration pursuant to the Merger by each holder of Company Preferred Stock, which is the only consideration being received by the holders of the Company's capital stock, is referred to collectively herein as the "Merger Consideration."

     (c) From and after the Effective Time, all shares of Company Common Stock and Company Preferred Stock (collectively "Company Shares") converted in accordance with Sections2.2(a)(iii) and (iv) shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such Company Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration, as applicable, and any dividends payable pursuant to Section 2.3(f) hereof. From and after the Effective Time, the stock transfer books of the Company shall be closed as to holders of Company Common Stock and Company Preferred Stock immediately prior to the Effective Time and no transfer of Company Common Stock or Company Preferred Stock by any such holder shall thereafter be made or recognized.

Section 2.3     Surrender and Payment.

     (a) Prior to the Effective Time, Parent shall appoint a bank or trust company as agent (the "Exchange Agent") for the purpose of exchanging certificates representing Company Shares (the "Certificates") for the Merger Consideration. Parent will make available to the Exchange Agent, as needed, the Merger Consideration to be delivered in respect of the Company Shares. Promptly after the Effective Time, Parent will send, or will cause the Exchange Agent to send, to each holder of record at the Effective Time of Company Shares a letter of transmittal for use in such exchange (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates to the Exchange Agent).

     (b) Each holder of Company Shares that have been converted into a right to receive the Merger Consideration, upon surrender to the Exchange Agent of a Certificate, together with a properly completed letter of transmittal, will be entitled to receive the Merger Consideration payable in respect of the Company Shares represented by such Certificate. Until so surrendered, each such Certificate shall, after the Effective Time, represent for all purposes only the right to receive such Merger Consideration.

     (c) If any portion of the Merger Consideration is to be registered in the name of a Person other than the Person in whose name the applicable surrendered Certificate is registered, it shall be a condition to such registration that the Certificate so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such registration shall pay to the Exchange Agent any transfer or other taxes required as a result of such registration in the name of a Person other than the registered holder of such Certificate or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

     (d) After the Effective Time, there shall be no further registration of transfers of Company Shares. If, after the Effective Time, Certificates are presented to the Exchange Agent, the Surviving Corporation or the Parent, they shall be canceled and exchanged for the consideration provided for, and in accordance with the procedures set forth, in this Article 2.

     (e) Any portion of the Merger Consideration made available to the Exchange Agent pursuant to Section 2.3(a) hereof that remains unclaimed by the holders of Company Shares one (1) year after the Effective Time shall be returned to Parent, upon demand, and any such holder who has not exchanged such holder's Company Shares for the Merger Consideration in accordance with this Section 2.3 prior to that time shall thereafter look only to Parent for delivery of the Merger Consideration in respect of such holder's Company Shares. Notwithstanding the foregoing, Parent, the Exchange Agent and the Surviving Corporation shall not be liable to any holder of Company Shares for any Merger Consideration delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

     (f) No dividends or other distributions with respect to Parent Common Stock and Parent Preferred Stock issued in the Merger shall be paid to the holder of any unsurrendered Certificates until such Certificates are surrendered as provided in this Section 2.3. Subject to the effect of applicable laws, following such surrender, there shall be paid, without interest, to the record holder of the Parent Common Stock and Parent Preferred Stock issued in exchange therefor (i) at the time of such surrender, all dividends and other distributions payable in respect of such Parent Common Stock and Parent Preferred Stock with a record date after the Effective Time and a payment date on or prior to the date of such surrender and not previously paid, and (ii) at the appropriate payment date, the dividends or other distributions payable with respect to such Parent Common Stock and Parent Preferred Stock with a record date after the Effective Time but with a payment date subsequent to such surrender. For purposes of dividends or other distributions in respect of Parent Common Stock and Parent Preferred Stock, all Parent Common Stock and Parent Preferred Stock to be issued pursuant to the Merger shall be entitled to dividends pursuant to the immediately preceding sentence as if issued and outstanding as of the Effective Time.

Section 2.4     Stock Options, Restricted Stock, Warrants and Debentures.

     (a) At the Effective Time, each outstanding option to purchase Company Shares that is either: (a) granted under the Company's plans identified in
Section 2.4 of the Company Disclosure Schedule (as defined in the introductory clause to Article 4 below) as being the only compensation or benefit plans or agreements pursuant to which Company Shares may be issued (collectively, the "Company Stock Plans"), or (b) granted outside of the Company Stock Plans and identified in Section 2.4 of the Disclosure Schedule (the "Nonplan Stock
Options"), whether vested or not vested (collectively, the "Company Stock Options"), shall be deemed assumed by Parent and shall thereafter be deemed to constitute an option to acquire, on the same terms and conditions (including any provisions for) as were applicable under such Company Stock Option prior to the Effective Time (in accordance with the past practice of the Company with respect to interpretation and application of such terms and conditions), the number (rounded to the nearest whole number) of shares of Parent Common Stock determined by multiplying (x) the number of Company Shares subject to such Company Stock Option immediately prior to the Effective Time by (y) the Exchange Ratio, at a price per share of Parent Common Stock (rounded up to the nearest whole cent) equal to (a) the exercise price per Company Share otherwise purchasable pursuant to such Company Stock Option divided by (b) the Exchange Ratio. The parties intend that the conversion of the Company Stock Options hereunder will meet the requirements of Section 424(a) of the Code in the case of incentive stock options and this Section 2.4(a) shall be interpreted or modified consistent with such intention. The terms of the Company Stock Plans permit the assumption of options to purchase Company Common Stock as provided in this Section 2.4(a), without the consent or approval of the holders of such options, shareholders or otherwise. Except as set forth on Section 2.4(a) of the Company Disclosure Schedule, the Merger will not terminate or accelerate any Company Stock Option or any right of exercise, vesting or repurchase relating thereto with respect to Parent Common Stock acquired upon exercise of such assumed Company Stock Option. Holders of Company Stock Options will not be entitled to acquire Company Shares after the Merger. In addition, prior to the Effective Time, the Company will make any amendments to the terms of such stock option or compensation plans, arrangements or agreements that are necessary to give effect to the transactions contemplated by this Section 2.4 (including without limitation the increase of number of shares authorized thereunder and/or the adoption of a new stock option plan).

     (b) Parent shall take all corporate action necessary to reserve for issuance a sufficient number of shares of Parent Common Stock for delivery pursuant to the terms set forth in this Section 2.4.

     (c) No later than ninety (90) days following the Effective Time, Parent shall use its reasonable efforts to file with the Securities and Exchange Commission (the "SEC") a registration statement on an appropriate form or a post-effective amendment to a previously filed registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Parent Common Stock subject to options and other equity-based awards described in this Section 2.4, and shall use its reasonable efforts to maintain the current status of the prospectus contained therein, as well as comply with any applicable state securities or "blue sky" laws, for so long as such options or other equity-based awards remain outstanding.

     (d) Each Company Warrant that remains outstanding following the Effective Time shall continue to have, and be subject to, the same terms and conditions set forth in the documents governing such Company Warrant immediately prior to the Effective Time, except that (i) such Company Warrant will be exercisable for that number of whole shares of Parent Common Stock as is equal to the product of
(w) the number of Company Shares that were purchasable under the Company Warrant immediately prior to the Effective Time by (x) the Exchange Ratio, rounded to the nearest whole number of shares of Parent Common Stock and (ii) the per share exercise price for Parent Common Stock issuable upon exercise of such Company Warrant will be equal to (y) the aggregate exercise price of such Company
Warrant immediately prior to the Effective Time divided by (z) the number of shares of Parent Common Stock for which such Company Warrant shall be exercisable as determined in accordance with the preceding clause (i), rounded to the nearest whole cent.

     (e) Each Debenture that remains outstanding following the Effective Time shall be deemed converted, without any further action of the holder thereof, into a new debenture of the Parent ("Parent Debenture"), and be subject to, the same terms and conditions set forth in the documents governing the Debenture immediately prior to the Effective Date, except that (i) the Parent Debenture will be convertible for that number of whole shares of Parent Common Stock as is equal to the product of (w) the number of Company Shares that were purchasable under the Debenture immediately prior to the Effective Time by (x) the Exchange Ratio, rounded to the nearest whole number of shares of Parent Common Stock and
(ii) the per share conversion price for Parent Common Stock issuable upon the Parent Debenture will be equal to (y) the aggregate conversion price of the Debenture immediately prior to the Effective Time divided by (z) the number of shares of Parent Common Stock for which the Parent Debenture shall be exercisable as determined in accordance with the preceding clause (i), rounded to the nearest whole cent. Promptly after the Effective Time, Parent will send (or will cause the Exchange Agent to send) to each holder of the Debentures then outstanding at the Effective Time a Parent Debenture.

Section 2.5 .....Adjustments. If at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of Parent or the Company (other than as contemplated in Section
4.2 hereof or permitted under this Agreement) shall occur, including, without limitation, by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, or any stock dividend thereon with a record date during such period, the Merger Consideration shall be appropriately adjusted.

Section 2.6     Fractional Shares

     (a) No fractional shares of Parent Common Stock shall be issued in the Merger, but in lieu thereof, each holder of Company Shares otherwise entitled to a fractional share of Parent Common Stock will be entitled to receive from the Exchange Agent, in accordance with the provisions of this Section 2.6 hereof, a cash payment in lieu of such fractional shares of Parent Common Stock in an amount equal to the product obtained by multiplying (i) the fractional share of Parent Common Stock to which such holder otherwise would be entitled to by (ii) the average closing price on the Over-the-Counter Bulletin Board of a share of Parent Common Stock for the five (5) trading days immediately preceding the Closing Date.

     (b) As soon as practicable after the determination of the amount of cash, if any, to be paid to holders of Company Shares in lieu of any fractional shares of Parent Common Stock, the Exchange Agent shall make available such amounts to such holders of Company Shares without interest.

Section 2.7 Withholding Rights. Each of the Surviving Corporation and Parent shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this Article 2 such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of federal, state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation or Parent, as the case may be, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Company Shares in respect of which such deduction and withholding was made by the Surviving Corporation or Parent, as the case may be.

Section 2.8 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Exchange Agent, the posting by such Person of a bond, in such reasonable amount as the Exchange Agent may direct, as indemnity against any claim that may be made against it, the Surviving Corporation or the Exchange Agent with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the Company Shares represented by such Certificate, as contemplated by this
Article 2.

Section 2.9 Shares Held by Company Affiliates. Anything to the contrary herein notwithstanding, no shares of Parent Common Stock (or certificates therefor) shall be issued in exchange for any Certificate to any Person who may be an "affiliate" of the Company (identified pursuant to Section 7.8 hereof) until such Person shall have delivered to Parent a duly executed letter as contemplated in Section 7.8 hereof. Such Person shall be subject to the restrictions described in such letter, and such shares (or certificates therefor) shall bear a legend describing such restrictions.

Section 2.10 Appraisal Rights. Notwithstanding anything in this Agreement to the contrary, but only to the extent required by the NJBCA, shares of the Company Shares that are issued and outstanding immediately prior to the Effective Time and are held by holders of shares of Company Shares who comply with all the provisions of the NJBCA (each such share, a "Dissenting Share") concerning the right of holders of shares of Company Shares to dissent from the Merger and require appraisal of their shares ("Dissenting Shareholders") shall not be converted into the right to receive the Merger Consideration but shall become the right to receive such consideration as may be determined to be due such Dissenting Shareholder pursuant to the laws of the State of New Jersey; provided, however, that if any Dissenting Shareholder shall subsequently withdraw his or her demand for appraisal or fail to establish or perfect or otherwise lose his or her appraisal rights as provided by applicable law, then such Dissenting Shareholder or Shareholders, as the case may be, shall forfeit the right to appraisal of such Dissenting Shares and each of such Dissenting Shares shall thereupon be deemed to have been converted into and represent only the right to receive the Parent Shares, as if such Dissenting Share had not been a Dissenting Shares at the Effective Time, without any interest thereon, upon surrender of the certificate representing such shares, and such shares shall thereupon no longer be a Dissenting Shares. The Company shall give Parent (A) prompt notice of any written demands for appraisal of shares of Company Shares, withdrawals of demands for appraisal and any other related instruments received by the Company, and (B) the opportunity to direct all negotiations and proceedings with respect to any such demands for appraisal. The Company will not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal or settle, offer or otherwise negotiate to settle any demand.

                                   ARTICLE 3

                            THE SURVIVING CORPORATION

Section 3.1 Certificate of Incorporation of the Surviving Corporation. The certificate of incorporation of MERGER SUB in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with applicable law, except that the name of the Surviving Corporation shall be changed to the current name of the Company.

Section 3.2 Bylaws of the Surviving Corporation. The bylaws of MERGER SUB in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law.

Section 3.3 Directors of the Surviving Corporation. The following persons shall be the initial members of the Board of Directors of the Surviving Corporation, each to hold office in accordance with the applicable provisions of law:

         Mark Goldwasser

         Victor Kurylak

Section 3.4 Officers of the Surviving Corporation. The following persons shall be the initial officers of the Surviving Corporation, each to hold office in accordance with the applicable provisions of law:

                 Name                                Office(s)

            Victor Kurylak            Chief  Executive Officer and member of the
                                      Office of the Chief Executive Officer

            Mark Goldwasser           President
                                      Chief Operating Officer
                                      Member of the Office of the Chief
                                      Executive Officer

            Robert Rabinowitz         General Counsel, Secretary and Vice
                                      President

            Mindy Horowitz            Chief Financial Officer

            Brian Friedman            Executive Vice President


                                   ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as specifically disclosed in the Company Disclosure Schedule delivered by the Company to Parent immediately prior to the execution of this Agreement (the "Company Disclosure Schedule"), the Company represents and warrants to Parent and MERGER SUB as follows:

Section 4.1     Organization and Qualification.

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and has all requisite power and authority to own, lease and operate its respective properties and to carry on its business as now being conducted.

     (b) The Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which the nature of its business requires such qualification, which states or jurisdictions are listed on Section 4.1(b) of the Company Disclosure Schedule, except where the failure to be so qualified or in good standing, taken together with all other such failures, would not have a Material Adverse Effect on the Company.

     (c) The Company has heretofore furnished or made available to Parent complete and correct copies of (i) the charter documents (including the articles or certificate of incorporation and bylaws, if any), as most recently amended to date of the Company and each of its Subsidiaries and (ii) any code of conduct or similar policy adopted by the Company and each of its Subsidiaries. Each such charter document is in full force and effect. Neither the Company nor any of its Subsidiaries is in violation or any of the provisions of its respective charter documents. The corporate minute books of the Company are complete in all material respects and the minutes and consents contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All material actions by the Company which required director or shareholder approval are reflected in the corporate minute books of the Company. The Company is not in material violation or breach of, or in material default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

Section 4.2 Capitalization. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, no par value per share (the "Company Common Stock") and 5,000,000 shares of Preferred Stock, consisting of 625,000 shares of Series A Convertible Preferred Stock, $0.10 par value per share (the "Company Series A Preferred Stock") and 445,102 shares of Series B Preferred Stock (the "Company Series B Preferred Stock" and together with the Company Series A Preferred Stock, the "Company Preferred Stock"). As of February 9, 2005, (a) 14,698,509 shares of Company Common Stock were issued and outstanding, (b) 305,369 shares of Company Series A Preferred Stock were issued and outstanding, (c) 197,824 shares of Company Series B Preferred Stock were issued and outstanding, (d) 17,000,000 shares of Company Common Stock were reserved for issuance pursuant to the Company Stock Plans, of which stock options to purchase an aggregate of 3,127,698 shares of Company Common Stock were outstanding, and no shares of Company Common Stock were reserved for issuance pursuant to Non plan Stock Options, (e) 3,885,946 shares of Company Common Stock were reserved for issuance upon exercise of warrants ("Company Warrants"), of which 3,072,446 were reserved for issuance upon exercise of Series C Warrants, exercisable at $7.00 per share until February 17, 2005, (f) 2,890,000 shares of Company Common Stock were reserved for issuance upon conversion of debentures and/or convertible debt ("Company Convertible Debt") and (g) no Company Shares were held in the Treasury of the Company or any of its Subsidiaries. All the outstanding shares of the Company's Common Stock are, and all Company Shares that may be issued pursuant to the exercise of outstanding Company Stock Options, the Company Warrants and the Company Convertible Debt will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and non-assessable. Except as disclosed in this
Section 4.2 or in Section 4.2 of the Company Disclosure Schedule, there are outstanding (x) no shares of capital stock or other voting securities of the Company, (y) no securities or indebtedness of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company, and (z) no options, warrants or other rights to acquire from the Company, and no preemptive or similar rights, subscription or other rights, convertible securities, agreements, arrangements or commitments of any character, relating to the capital stock of the Company, obligating the Company to issue, transfer or sell, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company or obligating the Company to grant, extend or enter into any such option, warrant, subscription or other right, convertible security, agreement, arrangement or commitment (the items in clauses (x), (y) and (z) being referred to collectively as the "Company Securities"). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities, except as set forth in the terms and conditions of the Company Debentures and the Company's Series B Convertible Redeemable Preferred Stock. There are not as of the date hereof and there will not be at the Effective Time any stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party or by which it is bound relating to the voting of any shares of the capital stock of the Company or any agreements, arrangements, or other understandings to which the Company or any of its Subsidiaries is a party or by which it is bound that will limit in any way the solicitation of proxies by or on behalf of the Company from, or the casting of votes by, the stockholders of the Company with respect to the Merger.

Section 4.3 Authority. The Company has full corporate power and authority to execute and deliver this Agreement and, subject to the requisite approval of its stockholders, to perform its obligations hereunder and consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance by the Company of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by Company's Board of Directors. The Board of Directors of the Company has directed that this Agreement be submitted to the Company's stockholders for approval at a meeting of the Company's stockholders for the purpose of approving the Merger and this Agreement (the "Company Stockholders Meeting"), and, except for the approval of this Agreement and the Merger by the affirmative vote of holders of a majority of the outstanding shares of the Company Common Stock (the "Company Stockholder Approval"), no other corporate proceedings are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by Parent and MERGER SUB) it constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) as limited by applicable rules and regulations of the NASD with respect to change of control of a registered broker-dealer.

Section 4.4 Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the Merger by the Company require no consent of, or filing with, any governmental body, agency, official or authority other than (a) the filing of a certificate of merger in accordance with DGCL and the NJBCA, (b) compliance with any applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), (c) compliance with any applicable requirements of the NASD and state blue sky commissioners, (d) compliance with any applicable requirements of the Securities Act and state securities laws, and (e) other actions or filings which if not taken or made would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

Section 4.5 Non-Contravention. Except as disclosed in Section 4.5 of the Company Disclosure Schedule, the execution, delivery and performance by the Company of this Agreement and its obligations hereunder and the consummation by the Company of the transactions contemplated hereby do not and will not (a) violate, contravene or conflict with the certificate of incorporation or bylaws of the Company, (b) violate, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company or any of its Subsidiaries,
(c) constitute a default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Company or any of its Subsidiaries or to a loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any agreement, contract or other instrument binding upon the Company or any of its Subsidiaries (the "Company Agreements") or any license, franchise, lease, permit or other similar authorization held by the Company or any of its Subsidiaries, or (d) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries. For purposes of this Agreement, "Lien" means any mortgage, lien, pledge, hypothecate, charge, security interest or encumbrance of any kind in respect of such asset other than any such mortgage, lien, pledge, charge, security interest or encumbrance (i) for Taxes (as defined in Section 4.13 hereof) not yet due or being contested in good faith (and for which adequate accruals or reserves have been established on the Company Balance Sheet (as such term is defined in Section 4.9 hereof), as the case may be); (ii) which is a carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like lien arising in the ordinary course of business; (iii) statutory or common law liens to secure obligations to landlords, lessors or renters under leases or rental agreements confined to the premises rented or (iv) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, or other social security programs mandated under laws applicable to the Company. Except as disclosed in Section 4.5 of the Company Disclosure Schedule, neither the Company nor any Subsidiary of the Company is a party to any agreement that expressly limits the ability of the Company or any Subsidiary of the Company, or would limit Parent or any Subsidiary of Parent after the Effective Time, to compete in or conduct any line of business or compete with any Person or in any geographic area or during any period of time.

Section 4.6 Board Recommendation; State Takeover Statutes. The Board of Directors of the Company has (a) approved and adopted this Agreement, (b) determined that this Agreement and the transaction contemplated by this Agreement are advisable, fair to and in the best interests of the Company and the stockholders of the Company, (c) resolved to recommend adoption of this Agreement to the stockholders of the Company, and (d) taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Section 14A:10. et seq. of the NJBCA are, and will be, inapplicable to the execution, delivery and performance of this Agreement and to the consummation of the Merger. No other state takeover statute or similar legal requirement applies or purports to apply to the Merger, this Agreement or any of the transactions contemplated hereby.

Section 4.7 Company Subsidiaries. Each of the Company's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Company's Subsidiaries is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, which states or jurisdictions are listed on Section 4.7 of the Company Disclosure Schedule, except where the failure to be so qualified or in good standing, taken together with all other such failures, would not have a Material Adverse Effect on the Company. Section 4.7 of the Company Disclosure Schedule lists the only Subsidiaries of the Company as of the date hereof, and all Subsidiaries of the Company thereafter formed or acquired. All of the outstanding shares of capital stock of the Subsidiaries of the Company are validly issued, fully paid and nonassessable and are owned by the Company free and clear of all liens, claims, charges or encumbrances, and there are no irrevocable proxies with respect to such shares. There are no restrictions on the Company to vote the stock of any of its Subsidiaries.

Section 4.8 SEC Filings. The Company has filed with the SEC true and complete copies of all forms, reports, schedules and other documents required to be filed by it under the Exchange Act or the Securities Act since January 1, 2000 (as such documents have been amended since the time of their filing, collectively, the "Company SEC Documents"). As of their respective dates or, if amended, as of the date of the last such amendment, the Company SEC Documents, including, without limitation, any financial statements or included therein (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. The financial statements included in the Company SEC Documents were prepared in accordance with GAAP consistently applied (except as may be otherwise indicated in the notes thereto), and fairly present the financial position of the Company as at the dates thereof and its results of operations and cash flows for the periods indicated. Except as set forth in Section 4.8 of the Company's Disclosure Schedule, none of the Company's Subsidiaries is required to file any forms, reports or other documents with the SEC. Additionally, since the adoption of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and to the extent that the Company is subject to Sarbanes-Oxley, the Company has complied in all material respects with the applicable laws, rules and regulation under Sarbanes-Oxley.

Section 4.9     Disclosure Documents.

     (a) The joint proxy statement of the Company and Parent relating to the required meetings of stockholders of the Company and Parent contemplated by
Section 7.1(a) hereof and the prospectus of Parent relating to the shares of Parent Common Stock to be issued in connection with the Merger (the "Joint Proxy Statement/Prospectus") to be filed with the SEC in connection with the Merger and the registration statement on Form S-4 of Parent (the "Form S-4") to be filed under the Securities Act relating to the issuance of Parent Common Stock in the Merger, and any amendments or supplements thereto, will, when filed, comply as to form in all material respects with the requirements of the Exchange Act and the Securities Act.

     (b) Neither the Joint Proxy Statement/Prospectus to be filed with the SEC, nor any amendment or supplement thereto, will, at the date the Joint Proxy Statement/Prospectus or any such amendment or supplement is first mailed to stockholders of Company or at the time such stockholders vote on the adoption and approval of this Agreement and the transactions contemplated hereby, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Form S-4 nor any amendment or supplement thereto will, at the time it becomes effective under the Securities Act or at the Effective Time, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. No representation or warranty is made by the Company in this Section 4.9 with respect to statements made or incorporated by reference therein based on information supplied by Parent for inclusion or incorporation by reference in the Joint Proxy Statement/Prospectus or the Form S-4.

     (c) The affirmative vote of the holders of a majority of the shares of Company Common Stock and the affirmative vote of the holders of a majority of the shares of Company Series A Preferred Stock outstanding on the Company Record Date (the "Required Company Stockholder Vote") are the only votes of the holders of any class or series of the Company's capital stock necessary to adopt this Agreement.

Section 4.10 Absence of Certain Changes. Except as set forth in Section 4.10 of the Company Disclosure Schedule, and except as expressly permitted by this Agreement, since September 30, 2004 (the "Company Balance Sheet Date"), the Company and each Subsidiary has conducted its respective business in the ordinary course consistent with past practice and, without limiting the generality of the foregoing:

     (a) There has been no event, occurrence or development of a state of circumstances or facts that, individually or in the aggregate, has had or would be reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole;

     (b) There has not been any amendment or change in the Certificate of Incorporation or Bylaws of the Company of its Subsidiaries;

     (c) The Company has not nor has any Subsidiary of the Company incurred additional debt for, borrowed money, or incurred any obligation or liability which individually or in the aggregate exceeded $25,000, except for settlements of litigations, arbitrations or other claims or proceedings which may be made by the Company or any Subsidiary as described in Section 4.10(c) of the Company's Disclosure Schedule;

     (d) The Company has not nor has any Subsidiary declared or made any dividend, payment or other distribution on or with respect to any share of capital stock, or redeemed, purchased or otherwise acquired any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares other than, in the case of any Subsidiary, to the Company;

     (e) Neither the Company nor its Subsidiaries has made any change in accounting principles or methods, except in so far as may be required under GAAP;

     (f) The Company has not nor has any Subsidiary of the Company entered into any material transaction or contract, or made any material commitment to do the same, except in the ordinary course of business consistent with past practice;

     (g) The Company has not nor has any Subsidiary of the Company increased or prepaid its indebtedness for borrowed money, except current borrowings under credit lines listed on Section 4.10(g) of the Company Disclosure Schedule or made any loan to any Person other than to any employee for normal travel and expense advances;

     (h) The Company has not nor has any Subsidiary of the Company granted any increase in the rate of wages, salaries, bonuses or other remuneration of any employee who, whether as a result of such increase or prior thereto, receives aggregate compensation from the Company or its Subsidiaries at an annual rate of $50,000 or more, or except in the ordinary course of business to any other employees;

     (i) The Company has not nor has any Subsidiary of the Company entered into an employment or exclusive consultant agreement which is not cancelable without penalty or other financial obligation within 30 days; and

     (j) The Company has not nor has any Subsidiary of the Company agreed, whether or not in writing, to do any of the actions set forth in any of the above clauses.

Section 4.11 No Undisclosed Material Liabilities. Since the Balance Sheet Date, except as set forth in Section 4.11 of the Company Disclosure Schedule, there are no material liabilities of the Company or any Subsidiary of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than:

     (i) Liabilities incurred in the ordinary course of business and consistent with past practice;

     (ii) Liabilities disclosed in the Company SEC Documents filed prior to the date hereof; or

     (iii) Liabilities under this Agreement.

Section 4.12 Litigation. Except as disclosed in the Company's SEC Documents or on Section 4.12 of the Company's Disclosure Schedule, there is no claim, dispute, action, proceeding, arbitration, notice, order, suit, appeal or investigation, at law or in equity, pending or, to the Company's Knowledge, threatened, against the Company or any Subsidiary of the Company, any of their respective directors, officers, employees or agents, or involving any of their respective assets or properties before any court, agency, authority, arbitration panel or other tribunal which, if determined adversely, would have a Material Adverse Effect on the Company. Except as disclosed in the Company's SEC Documents, neither the Company nor any Subsidiary is subject to any order, writ, injunction or decree of any court, agency, authority, arbitration panel or other tribunal, nor is the Company or any Subsidiary in default with respect to any notice, order, writ, injunction or decree which would have a Material Adverse Effect on the Company.

Section 4.13    Taxes.

     (a) For purposes of this Agreement, "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means any and all taxes, including without limitation (i) any income, profits, alternative or add-on minimum tax, gross receipts, sales, use, value-added, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, net worth, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any governmental entity responsible for the imposition of any such tax (domestic or foreign) (a "Taxing Authority"), (ii) any liability for the payment of any amounts of the type described in clause (i) above as a result of being a member of an affiliated, consolidated, combined or unitary group for any Taxable period or as the result of being a transferee or successor thereof, and
(iii) any liability for the payment of any amounts of the type described in clause (i) or (ii) above as a result of any express or implied obligation to indemnify any other Person.

     (b) All Tax returns, statements, reports and forms (including estimated Tax returns and reports and information returns and reports) required to be filed with any Taxing Authority with respect to any Taxable period ending on or before the Effective Time, by or on behalf of the Company or any Subsidiary of the Company (collectively, the "Company Returns"), have been or will be filed when due (including any extensions of such due date), and all amounts shown to be due thereon on or before the Effective Time have been or will be paid on or before such date, other than such Taxes which are adequately reserved for in accordance with GAAP. The Company Financial Statements fully accrue all actual and contingent liability for Taxes with respect to all periods through the dates thereof in accordance with GAAP. The Company Financial Statements (i) fully accrue consistent with past practices and in accordance with GAAP all actual and contingent liabilities for Taxes with respect to all periods through the date of the Company Financial Statements and (ii) properly accrue consistent with past practices and in accordance with GAAP all liabilities for Taxes payable after the Company Balance Sheet Date with respect to all transactions and events occurring on or prior to such date. All information set forth in the notes to the Company Financial Statements relating to Tax matters is accurate in all material respects.

     (c) No Tax liability has been incurred since the date of the Company Financial Statements other than in the ordinary course of business and adequate provision has been made for all Taxes since that date in accordance with GAAP on at least a quarterly or, with respect to employment taxes, monthly basis. The Company and each Subsidiary of the Company have withheld and paid to the applicable financial institution or Taxing Authority all amounts of Taxes required to be withheld in all material respects. No Company Returns filed with respect to federal income tax returns for Taxable years of the Company in the case of the United States, have been examined by the Internal Revenue Service. The Company has not nor has any Subsidiary of the Company been granted any extension or waiver of the limitation period applicable to any Company Return.

     (d) There is no claim, audit, action, suit, proceeding or, investigation now pending or, to the Company's Knowledge, threatened against or with respect to the Company or any Subsidiary of the Company in respect of any Tax or assessment. There are no liabilities for Taxes with respect to any notice of deficiency or similar document of any Tax Authority received by the Company or any Subsidiary of the Company which have not been satisfied in full (including liabilities for interest, additions to tax and penalties thereon and related expenses). There are no liens for Taxes upon the assets of the Company or any Subsidiary of the Company except liens for current Taxes not yet delinquent. Except as may be required as a result of the Merger, the Company has not nor has any Subsidiary of the Company been nor will it be required to include any adjustment in Taxable income for any Tax period (or portion thereof) pursuant to section 481 or 263A of the Code or any comparable provision under state or foreign Tax laws as a result of transactions, events or accounting methods employed prior to the Effective Time.

     (e) Except as set forth in Section 4.13 of the Company's Disclosure Schedule, there is no contract, agreement, plan or arrangement, including without limitation the provisions of this Agreement, covering any employee or independent contractor or former employee or independent contractor of the Company or any Subsidiary of the Company that, individually or collectively, could, as a result of the transactions contemplated hereby, give rise to the payment of any amount that would not be deductible pursuant to section 280G or section 162 (m) of the Code. Other than pursuant to this Agreement, the Company is not nor is any Subsidiary of the Company a party to or bound by (nor will they prior to the Effective Time become a party to or bound by) any tax indemnity, tax sharing or tax allocation agreement (whether written, unwritten or arising under operation of federal law as a result of being a member of a group filing consolidated tax returns, under operation of certain state laws as a result of being a member of a unitary group, or under comparable laws of other states or foreign jurisdictions) which includes a party other than the Company or any Subsidiary of the Company. None of the assets of the Company or any Subsidiary of the Company (i) is property that the Company or any Subsidiary of the Company is required to treat as owned by any other Person pursuant to the so-called "safe harbor lease" provisions of former section 168(f)(8) of the Code, (ii) directly or indirectly secures any debt the interest on which is tax exempt under section 103(a) of the Code, or (iii) is "tax exempt use property" within the meaning of section 168(h) of the Code. The Company has not nor has any Subsidiary of the Company participated in (and prior to the Effective Time the Company will not nor will any Subsidiary of the Company participate in) an international boycott within the meaning of section 999 of the Code. The Company has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of section 6661 of the Code. The Company has previously provided or made available to Parent complete and accurate copies of all the Company Returns and, as reasonably requested by Parent, prior to or following the date hereof, presently existing information statements, reports, work papers, Tax opinions and memoranda and other Tax data and documents.

Section 4.14    Employees and Employee Benefit Plans.

     (a) Except as set forth at Section 4.14(a) of the Company Disclosure Schedule, neither the Company nor any Subsidiary of the Company has entered into any employment contract or arrangement with any director, officer, employee or any other consultant or Person (i) which is not terminable by it at will without liability, except as the right of the Company or such Subsidiary to terminate its employees at will may be limited by applicable federal, state or foreign law, or (ii) under which the Company or any Subsidiary of the Company could have any material liability (collectively, the "Company Employment Agreements").

     (b) Except as set forth in Section 4.14(b) of the Company Disclosure Schedule, neither the Company nor any Subsidiary of the Company maintains any deferred compensation, pension, health, profit sharing, bonus, stock purchase, stock option, fringe benefit, hospitalization, insurance, severance, change in control, retention, workers' compensation, supplemental unemployment benefits, vacation benefits, disability benefits, or any other employee benefit plan (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or otherwise) or welfare benefit plan or obligation covering any of its current or former officers, directors, employees or consultants ("Employee Plans").

     (c) The Company has made available to Parent true, complete and correct copies of (i) each Company Employment Agreement, (ii) each Employee Plan (or, in the case of any unwritten Employee Plans, descriptions thereof), (iii) the most recent annual report on Form 5500 filed with the IRS with respect to each Employee Plan (if any such report was required), (iv) the most recent summary plan description for each Employee Plan for which such summary plan description is required, (v) each trust agreement and group annuity contract relating to any Employee Plan, (vi) each determination letter and any outstanding request for a determination letter, and (vii) all correspondence with the IRS or the United States Department of Labor relating to any outstanding controversy or audit. Each Employee Plan complies in all material respects with applicable laws, including, without limitation, ERISA and the Code.

     (d) Each Employee Plan has been maintained, funded, operated and administered in compliance in all material respects with all applicable laws and regulations, including but not limited to, ERISA, the Code, and the Health Insurance Portability and Accountability Act of 1996. Each Employee Plan that is intended to be qualified under section 401(a) of the Code and each trust forming a part thereof that is intended to be exempt from taxation under Section 501(a) of the Code has received a favorable determination letter from the IRS as to its qualification and tax-exempt status and nothing has occurred, whether by any action or any failure to act, since the date of such determination letter that could adversely affect the qualification of such Employee Plan or the tax-exempt status of such related trust. No event has occurred and, to the Knowledge of the Company, there currently exists no condition or set of circumstances in connection with which the Company that could reasonably be expected to be subject to any liability under the terms of any Employee Plans (other than for benefits payable in the normal course of the operations of the Employee Plans), ERISA, the Code or any other applicable law, including any liability under Title IV of ERISA. Each Employee Plan can be amended or terminated in accordance with its terms and any applicable law without any material liability to the Company or any of its Subsidiaries. No Employee Plan is a "multiemployer plan" as defined in section 3(37) of the ERISA and 414(f) of the Code, or a "multiple employer plan" as described in section 4063(a) of ERISA and 413 of the Code, and none of the Company, any of its Subsidiaries or any ERISA Affiliate has ever contributed or had an obligation to contribute to any multiemployer plan or any plan subject to Title IV of ERISA. For purposes of this Section 4.14, an "ERISA Affiliate" is any organization that is a member of the controlled group of organizations of the Company and its Subsidiaries (within the meaning of sections 414(b), (c), (m) or (o) of the Code).

     (e) Except as set forth in Section 4.14(e) of the Company Disclosure Schedule, no current or former director, officer or other employee of, or consultant to, the Company or any of its Subsidiaries will become entitled to any retirement, severance or similar benefit or enhanced or accelerated benefit (including any acceleration of vesting or lapse of repurchase rights or obligations with respect to any employee stock option or other benefit under any stock option plan or compensation plan or arrangement of the Company) as a result of the transactions contemplated hereby.

     (f) Except as set forth in Section 4.14(f) of the Company Disclosure Schedule, no Employee Plan provides post-retirement health and medical, life or other insurance benefits for retired employees of the Company or any of its Subsidiaries (other than benefit coverage mandated by applicable statute, including benefits provided pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as codified in Code section 4980B and ERISA sections 601 et seq., as amended from time to time ("COBRA")). The unfunded post retirement benefit obligation (determined as of December 31, 2003 in accordance with United States Financial Accounting Standards Board Statement No. 106) of the Company and its Subsidiaries with respect to all post retirement benefits of their current and former employees equals the amount set forth in the Company Balance Sheet.

     (g) There has been no amendment to, written interpretation or announcement (whether or not written) by the Company or any of its affiliates relating to, or change in employee participation or coverage under, any Employee Plan that would increase materially the expense of maintaining such Employee Plan above the level of the expense incurred in respect thereof for the twelve (12) months ended on the Company Balance Sheet Date.

Section 4.15    Compliance with Law.

     (a) All licenses, franchises, permits, clearances, consents, certificates and other evidences of authority of the Company and its Subsidiaries which are necessary to the conduct of the Company's and its Subsidiaries' respective businesses ("Company Permits") are in full force and effect and the Company is not nor is any Subsidiary in violation of any Company Permit in any respect, except for such exceptions or violations that, individually or in the aggregate, would not have, or be reasonably likely to have, a Material Adverse Effect. Except for exceptions which would not have a Material Adverse Effect, the businesses of the Company and its Subsidiaries have been conducted in accordance with all applicable laws, regulations, orders and other requirements of governmental authorities. No investigation or review by any governmental or regulatory body or authority is pending or, to the Knowledge of Company, threatened against the Company or its Subsidiaries, nor has any governmental or regulatory body or authority indicated an intention to conduct the same, other than, in each such case, those the outcome of which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. There is no action or claim that is pending or threatened to revoke or terminate any of such Company Permits or declare any such Company Permit invalid in any material respect.

     (b) The Company and its Subsidiaries possess and are in compliance with all SEC, NASD, OTC and applicable state governmental authorizations (collectively, "BD Governmental and SRO Authorizations") that are required to conduct the broker-dealer business of the Company and its Subsidiaries including, without limitation, all authorizations and licenses issued to any principal, officer or employee of the Company used in connection with the conduct or operations of the Company's and its Subsidiaries' business, except where the failure to obtain or comply with such BD Governmental and SRO Authorization would not have a Material Adverse Effect on the Company or on its Subsidiaries. Each of such BD Governmental and SRO Authorizations are listed on Section 4.15(b) of the Company Disclosure Schedule. Each of such BD Governmental and SRO Authorizations is valid and in full force and effect and neither the Company, its Subsidiaries, nor any of their respective employees received in writing, at any time since January 1, 2002, other than as set forth on the Company's or its Subsidiaries' Form BD, any notice or other communication from any governmental body regarding
(i) any actual or alleged violation of or failure to comply with any material term or requirement of any BD Governmental and SRO Authorization, or (ii) any actual or proposed revocation, withdrawal, suspension, cancellation, termination of, or modification to any BD Governmental and SRO Authorization, except as may be required to consummate the transaction contemplated hereby.

     (c) Each of the Company's broker-dealer subsidiaries is, and at all times since January 1, 2002 has been, in compliance with SEC Rule 15c-3(1) and Rule 15c-3(3) and in substantial compliance with the other provisions of Rule 15c-3.

     (d) The Company and its Subsidiaries possess and are in compliance with all SEC and applicable state governmental authorizations (collectively, "RIA Governmental Authorizations") that are required to conduct the investment adviser business of the Company and its Subsidiaries including, without limitation, all authorizations and licenses issued to any principal, officer or employee of the Company used in connection with the conduct or operations of the Company's and its Subsidiaries' business, except where the failure to obtain or comply with such RIA Governmental Authorization would not have a Material Adverse Effect on the Company or on its Subsidiaries. Each of such RIA Governmental Authorizations are listed on Section 4.15(d) of the Company Disclosure Schedule. Each of such IRA Governmental Authorizations is valid and in full force and effect and neither the Company, its Subsidiaries, nor any of their respective employees received in writing, at any time since January 1, 2002, other than as set forth on the Company's or its Subsidiaries' Form ADV, any notice or other communication from any governmental body regarding (i) any actual or alleged violation of or failure to comply with any material term or requirement of any RIA Governmental Authorization, or (ii) any actual or proposed revocation, withdrawal, suspension, cancellation, termination of, or modification to any RIA Governmental Authorization, except as may be required to consummate the transaction contemplated hereby.

Section 4.16 Contracts. Each Company Agreement is legally valid and binding and in full force and effect, and neither the Company nor any Subsidiary of the Company has breached, is in default under or has received written notice of any breach of or default under any Company Agreement except where such breach, taken together with all other such breaches, would not have a Material Adverse Effect on the Company. To the Company's Knowledge, no other party to any of the Company Agreements has breached or is in default of any of its obligations thereunder.

Section 4.17 Finders' or Advisors' Fees. Except as set forth in Section 4.17 of the Company's Disclosure Section, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

Section 4.18 Environmental Matters. Except as set forth in Section 4.18 of the Company Disclosure Schedule:

     (a) Each of the Company and its Subsidiaries possesses any and all Environmental Permits necessary to or required for the operation of its business as currently conducted. The Company and its Subsidiaries will obtain, prior to the Closing, any Environmental Permits that must be obtained as of or immediately after the Closing in order for the Surviving Corporation and/or the Company to conduct the business of the Company and its Subsidiaries as it was conducted prior to the Closing.

     (b) Each of the Company and its Subsidiaries is in compliance in all material respects with (i) all terms, conditions and provisions of its Environmental Permits; and (ii) all Environmental Laws.

     (c) Each of the Company and its Subsidiaries has not received any notice of alleged, actual or potential responsibility for, or any inquiry regarding, (i) any release or threatened or suspected release of any Hazardous Material, or
(ii) any violation of Environmental Law, and there is no outstanding civil, criminal or administrative investigation, action, suit hearing or proceeding pending or threatened against the Company pursuant to any Environmental Law.

     (d) Each of the Company and its Subsidiaries does not have any obligation or liability with respect to any Hazardous Material, including any Release or threatened or suspected Release of any Hazardous Material and any violation of Environmental Law, and there have been no events, facts or circumstances which could form the basis of any such obligation or liability.

     (e) No Releases of Hazardous Material(s) have occurred at, from, in, to, on, or under any Site and no Hazardous Material is present in, on, about or migrating to or from any Site.

     (f) Each of the Company and its Subsidiaries has not transported or arranged for the treatment, storage, handling, disposal or transportation of any Hazardous Material at, from or to any site or other location.

     (g) No Site is a current or proposed Environmental Clean-up Site.

     (h) There are no Liens under or pursuant to any Environmental Law on any Site.

     (i) There is no (i) underground storage tank, active or abandoned, (ii) polychlorinated biphenyl containing equipment, (iii) asbestos-containing material, (iv) radon, (v) lead-based paint or (vi) urea formaldehyde at any Site. Any underground storage tank meets all current applicable upgrade requirements.

     (j) There have been no Environmental investigations, studies, audits, tests, reviews or other analyses conducted which are in the Company's possession with respect to any Site which have not been delivered to Parent prior to execution of this Agreement.

     (k) The Company and its Subsidiaries have provided all notifications and warnings, made all reports, and kept and maintained all records required pursuant to Environmental Laws.

Section 4.19 Labor Matters. There are no labor disputes or union organization activities pending or, to the Company's Knowledge, threatened between the Company or its Subsidiary and any of its employees. None of the employees of the Company or any of its Subsidiaries belongs to any union or collective bargaining unit. The Company and its Subsidiaries have complied in all material respects with all applicable state and federal equal employment opportunity and other laws and regulations related to employment or working conditions, including all civil rights and anti-discrimination laws, rules and regulations. The Company is not nor is any of its Subsidiaries the subject of any material proceeding asserting that the Company or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor is there pending or, to the Knowledge of the Company, threatened, any labor strike, dispute, walkout, work stoppage, slowdown or lockout involving the Company or any of its Subsidiaries.

Section 4.20    Real Property.

     (a) Owned Real Property. The Company does not own any real property (including ground leases) or hold any option or right of first refusal or first offer to acquire any real property, and the Company is not obligated by contract or otherwise to purchase any real property.

     (b) Leased Real Property. Section 4.20(b) of the Company Disclosure Schedule contains an accurate and complete list of each Real Property Lease. "Real Property Lease" is defined as any real property lease, sublease, license or other occupancy agreement, including without limitation, any modification, amendment or supplement thereto and any other related document or agreement executed or entered into by the Company or Parent (including, without limitation, any of the foregoing which the Company or Parent has subleased or assigned to another Person and as to which the Company of Parent remains liable). With respect to each Real Property Lease set forth on Section 4.20(b) of the Company Disclosure Schedule: (a) it is valid, binding and in full force and effect; (b) all rents and additional rents and other sums, expenses and charges due to date have been paid; (c) the lessee has been in peaceable possession since the commencement of the original term thereof; (d) no waiver, indulgence or postponement of the lessee's obligations thereunder has been granted by the lessor; (e) there exists no default or event of default by the Company or by any other party thereto; (f) to the Company's Knowledge, there exists no occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default or event of default by the Company thereunder; and (g) there are no outstanding claims of breach or indemnification or notice of default or termination thereunder. The Company holds the leasehold estate on each Real Property Lease, free and clear of all Liens except for the liens of mortgagees of the real property in which such leasehold estate is located. The real property leased by the Company is adequate and suitable for the purposes for which it is presently being used. The Company is in physical possession and actual and exclusive occupation of the whole of each of its leased properties. The Company does not owe any brokerage commission with respect to any Real Property Lease.

Section 4.21 Proprietary Rights. Section 4.21 of the Company Disclosure Schedule sets forth a list of all registered and material unregistered Company Intellectual Property (as defined below) owned by the Company and used in the conduct of its business and all agreements granting any right to use or practice any right relating to the Company Intellectual Property (as defined below) currently used in the conduct of the Company's business (the "Company Licenses"). Except as set forth in Section 4.21 of the Company Disclosure
Schedule: (i) the Company or its Subsidiaries is the sole owner of all of its rights under the Company Licenses free and clear of any liens, claims, encumbrances or interests; (ii) the Company or its Subsidiaries is the sole owner of, or has a valid right to use pursuant to a Company License, all patents and patent applications; registered and unregistered trademarks, service marks, trade names, trade dress, logos, company names and other source or business identifiers, including all goodwill associated therewith; the names, likenesses and other attributes of individuals; registered and unregistered copyrights, computer programs and databases; trade secrets, proprietary technology, know-how, industrial designs and other confidential information ("Company Trade Secrets"); any pending applications for any of the foregoing (collectively, the "Company Intellectual Property") currently used in the conduct of the Company's business, free and clear of any liens, claims, encumbrances or interests, (iii) the present or past operations of the Company or its Subsidiaries does not infringe upon, violate, interfere or conflict with the rights of others with respect to any Company Intellectual Property and no claim is pending or, to the Company's Knowledge, threatened, to this effect; (iv) to the Company's knowledge, none of the Company Intellectual Property is invalid or unenforceable, or has not been used or enforced or has failed to be used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of any of the Company Intellectual Property and no claim is pending or, to the Company's Knowledge, threatened, to this effect; (v) no Company License provision or any other contract, agreement or understanding with any party exists which would prevent the continued use by the Company or its Subsidiaries (as currently used by the Company or its Subsidiaries) of any Company Intellectual Property following the consummation of the transactions contemplated hereby, except where such event would not have a Material Adverse Effect on the Company, taken as whole; (vi) to the Company's Knowledge, no person is infringing upon or otherwise violating any Company Intellectual Property or Company License; (vii) there are no claims pending or, to the Company's Knowledge, threatened in connection with any Company License; and
(viii) no Company Trade Secret has been disclosed by the Company or its Subsidiaries to any third party except subject to an appropriate confidentiality agreement or as required by a governmental authority. Additionally, to the Knowledge of the Company, the Company has not infringed, misappropriated or otherwise conflicted with any intellectual property rights or other similar rights of any third parties, other than any of the foregoing which may have occurred in the past and have been fully and finally resolved prior to the date of this Agreement and the Company does not have any knowledge of any infringement, misappropriation or conflict which will occur as a result of the continued operation of the business of the Company and its Subsidiaries as currently conducted or as currently proposed by the Company to be conducted (assuming the transaction contemplated by this Agreement are not consummated).

Section 4.22 Insurance. The Company has provided Parent with copies of all insurance policies to which the Company or its Subsidiary is a party or is a beneficiary or named insured. All of the insurable properties of the Company and its Subsidiaries are insured pursuant to insurance policies as the Company reasonably believes is customary in the industry in which the Company and its Subsidiaries are engaged. Such policies are in full force and effect, all premiums due and payable with respect thereto have been paid, and no notice of cancellation or termination has been received by the Company. Except as set forth on Section 4.22 of the Company's Disclosure Schedule, there have been no claims in excess of $25,000 asserted under any of the insurance policies of the Company or its Subsidiaries in respect of all general liability, professional liability, errors and omissions, property liability and worker's compensation and medical claims since the Company's Balance Sheet Date.

Section 4.23 Opinion of Financial Advisor. The Company has received the opinion of Capitalink, L.C. to the effect that, as of the date of such opinion, the Exchange Ratio was fair from a financial point of view to the holders of Company Shares (other than Parent or any of its Subsidiaries or affiliates), and, as of the date hereof, such opinion has not been withdrawn (such opinion, the "Company Fairness Opinion").

Section 4.24 Transactions with Affiliates. Except as set forth in the Company SEC Documents or as set forth in Section 4.24 of the Company Disclosure Schedules, since the date of the Company's last proxy statement filed with the SEC, no event has occurred that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC.

Section 4.25    Interests in Other Entities. Other than as set forth in Section
4.25 of the Company Disclosure Schedule and except for the capital stock of its Subsidiaries, the Company does not (i) own, directly or indirectly, of record or beneficially, any shares of voting stock or other equity securities of any other corporation, (ii) have any ownership interest, direct or indirect, of record or beneficially, in any unincorporated entity, or (iii) have any obligation, direct or indirect, present or contingent, (1) to purchase or subscribe for any interest in, advance or loan monies to, or in any way make investments in, any Person, or (2) to share any profits or capital investments or both.

Section 4.26 Officer and Director Information. During the past five years, neither the Company, nor any of its officers or directors, nor any person intended upon consummation of the Merger to be nominated by the Company to become an officer or director of the Parent or any successor entity or subsidiary, has been the subject of:

     (a) A petition under the Federal bankruptcy laws or any other insolvency or moratorium law or a petition seeking to appoint a receiver, fiscal agent or similar officer for the business or property of the Company or such person, or any partnership in which the Company or any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which any such person was an executive officer at or within two years before the time of such filing;

     (b) A conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence of an intoxicating substance);

     (c) Any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining the Company or any such person from, or otherwise limiting, the following activities:

               (i) Acting as a futures commission merchant,  introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

               (ii) Engaging in any type of business practice; or

               (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

     (d) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of the Company or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

     (e) a finding by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission (the "Commission") to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

     (f) a finding by a court of competent jurisdiction in a civil action or by the United States Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated. All items described in clauses (a) through (f) above are collectively referred to herein as "Adverse Events."

Section 4.27 Trading with the Enemy Act; Patriot Act. No sale of the Company's securities nor the Company's use of the proceeds from such sale has violated the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, the Company (a) is not a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) and (b) does not engage in any dealings or transactions, and is not otherwise associated with any such person. The Company is in material compliance with the USA Patriot Act of 2001 (signed into law October 26, 2001).

Section 4.28    Company Insurance Subsidiaries.

     (a) Except as set forth on Section 4.28 of the Company Disclosure Schedule, neither the Company nor any of the Company Insurance Subsidiaries owns a captive insurance company or has any investment or interest in any Person that assumes underwriting risks. Except as set forth on Section 4.28 of the Company

Disclosure Schedule, no Contract between the Company or any Company Insurance Subsidiary and any insurance carrier contemplates, or would cause such Person to assume, any underwriting risk.

     (b) The Company, the Company Insurance Subsidiaries and their respective officers and employees hold and have made available to the Parent all insurance agent and/or broker licenses and other licenses necessary for the Surviving Corporation to operate the business as presently conducted and for such officers and employees to sell or broker insurance or related insurance services. Section
4.28 of the Company Disclosure Schedule sets forth a true and correct list of all such licenses. Such licenses are in good standing, and no disciplinary proceeding with respect to the Company, the Company Insurance Subsidiaries, their respective officers or employees is pending before any insurance department.

     (c) The Company or the Company Insurance Subsidiaries has the right to receive commissions resulting from client accounts free and clear of all encumbrances, and there are no claims concerning any right to receive commissions resulting from client accounts made by any other Person. Neither the Company nor the Company Insurance Subsidiaries have created an encumbrance on a client account or has otherwise transferred any right to commissions arising out of any client account.

     (d) Neither the Company nor any of the Company Insurance Subsidiaries has, to its Knowledge, engaged in price fixing, bid rigging or any other anticompetitive activity of the type described in Complaint, Index No. 403342/2004, filed with the Supreme Court of the State of New York in the County of New York on behalf of the People of the State of New York by Eliot Spitzer against Marsh & McLennan Companies, Inc. and Marsh, Inc. on October 14, 2004.

Section 4.29 Information as to the Company. None of the representations or warranties made by the Company with respect to the Company in this Agreement or in any agreement or document executed and delivered pursuant hereto are false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein contained not misleading.

                                   ARTICLE 5

                    REPRESENTATIONS AND WARRANTIES OF PARENT

         Except as specifically disclosed in the Parent Disclosure Schedule delivered by the Parent to Company immediately prior to the execution of this Agreement (the "Parent Disclosure Schedule"), the Parent represents and warrants to the Company as follows:

Section 5.1     Organization and Qualification.

     (a) Each of Parent and MERGER SUB is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of Parent and MERGER SUB has all requisite corporate power and authority to own, lease and operate its respective properties and to carry on its business as now being conducted.

     (b) Each of Parent and MERGER SUB is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which the nature of its business requires such qualification, except where the failure to be so qualified or in good standing, taken together with all other such failures, would not have a Material Adverse Effect on Parent.

     (c) Since the date of its incorporation, MERGER SUB has not engaged in any activities other than in connection with or as contemplated by this Agreement. Parent has made available to the Company true and complete copies of Parent and MERGER SUB's certificates of incorporation and bylaws, as amended to the date hereof. All of the issued and outstanding capital stock of MERGER SUB is owned by Parent.

Section 5.2 Capitalization. The authorized capital stock of the Parent consists of 30,000,000 shares of Common Stock, $0.02 par value per share (the "Parent Common Stock") and 200,000 shares of Preferred Stock, consisting of 50,000 shares of Series A Convertible Preferred Stock, $0.01 par value per share (the "Parent Series A Preferred"). As of February 1, 2005, (a) 4,995,878 shares of Parent Common Stock were issued and outstanding, (b) 31,177 shares of Parent Series A Preferred were issued and outstanding, (c)1,965,497 shares of Parent Common Stock were reserved for issuance pursuant to the Parent Stock Plans, of which stock options to purchase an aggregate of 1,021,250 shares of Parent Common Stock were outstanding, and no shares of Parent Common Stock were reserved for issuance pursuant to Nonplan Stock Options, (d) 2,313,530 shares of Parent Common Stock were reserved for issuance upon exercise of warrants ("Parent Warrants") and (e) no Parent Shares were held in the Treasury of the Parent or any of its Subsidiaries. As of the Effective Date, the Parent shall authorize the Parent Series B Preferred Stock and the Parent Series C Preferred Stock (or amend its charter documents to include same) in form and substance reasonably satisfactory to the Company (the Parent Series A Preferred Stock, the Parent Series B Preferred Stock and the Parent Series C Preferred Stock collectively referred to as the "Parent Preferred Stock").

         All the outstanding shares of the Parent's capital stock are duly authorized, validly issued, fully paid and non-assessable. Except as set forth in this Section 5.2, or in Section 5.2 of the Parent Disclosure Schedule or in the Parent SEC Documents, there are outstanding (x) no shares of capital stock or other voting securities of the Parent, (y) no securities of the Parent convertible into or exchangeable for shares of capital stock or voting securities of the Parent, and (z) no preemptive or similar rights, subscription or other rights, convertible securities, or agreements relating to the capital stock of the Parent, obligating the Parent to issue, transfer or sell, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Parent or obligating the Parent to grant, extend or enter into any such option, warrant, subscription or other right, convertible security, agreement, arrangement or commitment (the items in clauses (x), (y) and (z) being referred to collectively as the "Parent Securities"). There are no outstanding obligations of the Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Parent Securities. There are not as of the date hereof and there will not be at the Effective Time any stockholder agreements, voting trusts or other agreements or understandings to which the Parent or any of its Subsidiaries is a party or by which it is bound relating to the voting of any shares of the capital stock of the Parent or any agreements, arrangements, or other understandings to which the Parent or any of its Subsidiaries is a party or by which it is bound that will limit in any way the solicitation of proxies by or on behalf of the Parent from, or the casting of votes by, the stockholders of the Parent with respect to the Merger.

Section 5.3 Authority. Each of Parent and MERGER SUB has full corporate power and authority to execute and deliver this Agreement and, subject to the requisite approval of its stockholders to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, the performance of each of Parent and MERGER SUB of its obligations thereunder, and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the respective Boards of Directors of Parent and MERGER SUB. Parent, as the sole stockholder of MERGER SUB, has approved this Agreement and the transactions contemplated hereby. The Board of Directors of Parent has directed that the issuance of Parent Common Stock pursuant to this Agreement be submitted to Parent stockholders for approval at a meeting of Parent stockholders (the "Parent Stockholders Meeting"), and, except for the approval of the issuance of Parent Common Stock and Parent Preferred Stock in the Merger by a majority vote at a meeting of Parent stockholders at which a quorum is present (the "Parent Stockholder Approval"), no other corporate proceedings are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and MERGER SUB and (assuming due authorization, execution and delivery by the Company), it constitutes a legal, valid and binding agreement of Parent and MERGER SUB, enforceable against each in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) applicable rules and regulations of the NASD with respect to change of control of a registered broker-dealer. The shares of Parent Common Stock and Parent Preferred Stock to be issued by Parent pursuant to the
Merger: (i) have been or will be duly authorized, and, when issued in accordance with the terms of the Merger and this Agreement (or the applicable option agreements), will be validly issued, fully paid and nonassessable and will not be subject to preemptive rights; (ii) will, when issued in accordance with the terms of the Merger and this Agreement (or the applicable option agreements), be registered under the Securities Act, and to the extent reasonably able to do so, registered or exempt from registration under applicable United States "Blue Sky" laws; (iii) will, when issued in accordance with the terms of the Merger and this Agreement, be eligible for listing on the OTC; and (iv) will be issued free and clear of any Liens.

Section 5.4 Governmental Authorization. The execution, delivery and performance by Parent and MERGER SUB of this Agreement and the consummation of the Merger by Parent and MERGER SUB require no consent of, or filing with, any governmental body, agency, official or authority other than (a) the filing of a certificate of merger in accordance with DGCL and the NJBCA, (b) compliance with any applicable requirements of the Exchange Act, (c) compliance with any applicable requirements of the NASD and state blue sky commissioners, (d) compliance with any applicable requirements of the Securities Act and state securities laws, and (e) other actions or filings, which if not taken or made would not, individually or in the aggregate, have a Material Adverse Effect.

Section 5.5 Non-Contravention. The execution, delivery and performance by Parent and MERGER SUB of this Agreement and the obligations hereunder and the consummation by Parent and MERGER SUB of the transactions contemplated hereby do not and will not, except as set forth in Section 5.5 of the Parent's Disclosure Schedule (a) assuming compliance with the matters referred to in Section 5.3, contravene or conflict with the certificate of incorporation or bylaws of Parent or MERGER SUB, (b) assuming compliance with the matters referred to in Section 5.4, violate, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Parent or any of its Subsidiaries, (c) violate, constitute a default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of Parent or any of its Subsidiaries or to a loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any material agreement, contract or other instrument binding upon Parent or any of its Subsidiaries (the "Parent Agreements") or any material license, franchise, permit or other similar authorization held by Parent or any of its Subsidiaries, or (d) result in the creation or imposition of any Lien on any asset of Parent or any of its Subsidiaries, except for such contraventions, conflicts or violations referred to in clause (b) or defaults, rights of termination, cancellation or acceleration, or losses or Liens referred to in clause (c) or (d) which would not, individually or in the aggregate, have a Material Adverse Effect on Parent. Except as disclosed in Section 5.5 of the Parent Disclosure Schedule, neither Parent nor any Subsidiary of Parent is a party to any agreement that expressly limits the ability of Parent or any Subsidiary of Parent to compete in or conduct any line of business of the Company, or compete with any Person or in any geographic area or during any period of time in connection therewith, except to the extent that any such limitation, individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect on Parent after the Effective Time.

Section 5.6 Board Recommendation. The Board of Directors of the Parent has (a) approved and adopted this Agreement, (b) determined that this Agreement and the transactions contemplated by this Agreement are advisable, fair to and in the best interests of the Parent, and (c) resolved to recommend the approval of Merger, the adoption of the Merger Agreement and the approval of the issuance of shares of Parent Common Stock in connection with the Merger.

Section 5.7 Parent Subsidiaries. Each of the Parent's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Parent's Subsidiaries is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, which states or jurisdictions are listed on Section 5.7 of the Parent Disclosure Schedule, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Parent. Exhibit 21 to the Parent's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, as filed with the SEC, lists the only Subsidiaries of the Parent at September 30, 2004, and all Subsidiaries of the Parent thereafter formed or acquired are listed in Section
5.7 of the Parent Disclosure Schedule. All of the outstanding shares of capital stock of the Subsidiaries of the Parent are validly issued, fully paid and nonassessable and are owned by the Parent free and clear of all liens, claims, charges or encumbrances, and there are no irrevocable proxies with respect to such shares. Except as set forth in Section 5.7 of the Parent Disclosure Schedule and except for the capital stock of its Subsidiaries, the Parent does not own, directly or indirectly, any capital stock or other ownership interest in any corporation, partnership, joint venture, limited liability company or other entity which is material to the business of the Parent and its Subsidiaries, taken as a whole. There are no restrictions on the Parent to vote the stock of any of its Subsidiaries.

Section 5.8 SEC Filings. The Parent has filed with the SEC true and complete copies of, all forms, reports, schedules and other documents required to be filed by it under the Exchange Act or the Securities Act since January 1, 2001 (as such documents have been amended since the time of their filing, collectively, the "Parent SEC Documents"). As of their respective dates or, if amended, as of the date of the last such amendment, the Parent SEC Documents, including, without limitation, any financial statements or schedules included therein (a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (b) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. Except as set forth in Schedule 5.8 of the Parent's Disclosure Schedule, none of the Parent's Subsidiaries is required to file any forms, reports or other documents with the SEC. The financial statements included in the Parent SEC Documents were prepared in accordance with GAAP consistently applied (except as may be otherwise indicated in the notes thereto), and fairly present the financial position of Parent as at the dates thereof and its results of operations and cash flows for the periods indicated. None of Parent's Subsidiaries is required to file any forms, reports or other documents with the SEC. Additionally, since the adoption of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and to the extent that Parent is subject to Sarbanes-Oxley, Parent has complied in all material respects with the applicable laws, rules and regulation under Sarbanes-Oxley.

Section 5.9       Disclosure Documents.

     (a) The Joint Proxy Statement/Prospectus to be filed with the SEC in connection with the Merger and the Form S-4 to be filed under the Securities Act relating to the issuance of Parent Common Stock in the Merger, and any amendments or supplements thereto, will, when filed, subject to the last sentence of Section 5.9(b), comply as to form in all material respects with the requirements of the Exchange Act and the Securities Act.

     (b) Neither the Joint Proxy Statement/Prospectus to be filed with the SEC, nor any amendment or supplement thereto, will, at the date the Joint Proxy Statement/Prospectus or any such amendment or supplement is first mailed to stockholders of Parent or at the time such stockholders vote on the adoption and approval of this Agreement and the transactions contemplated hereby, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Form S-4 nor any amendment or supplement thereto will at the time it becomes effective under the Securities Act or at the Effective Time contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. No representation or warranty is made by Parent in this Section 5.9 with respect to statements made or incorporated by reference therein based on information supplied by the Company for inclusion or incorporation by reference in the Joint Proxy Statement/Prospectus or the Form S-4.

     (c) The affirmative vote of the holders of a majority of the outstanding shares of Parent Common Stock on the Parent Record Date at a duly constituted Parent Stockholders Meeting is the only vote of the holders of any class or series of the Parent's capital stock necessary to adopt this Agreement and approve the issuance of the Parent Common Stock in connection with the Merger.

Section 5.10 Absence of Certain Changes. Except as set forth in Section 5.10 of the Parent Disclosure Schedule, and except as expressly permitted by this Agreement, since September 30, 2004 (the "Parent Balance Sheet Date"), Parent and each Subsidiary has conducted its respective business in the ordinary course consistent with past practice and, without limiting the generality of the foregoing:

     (a) There has been no event, occurrence or development of a state of circumstances or facts that, individually or in the aggregate, has had or would be reasonably likely to have a Material Adverse Effect on Parent and its Subsidiaries, taken as a whole;

     (b) There has not been any amendment or change in the Certificate of Incorporation or Bylaws of Parent or its Subsidiary;

     (c) Parent has not nor has any Subsidiary of Parent incurred additional debt for, borrowed money, or incurred any obligation or liability which individually or in the aggregate exceeded $50,000, except in the ordinary course of business consistent with past practice;

     (d) Parent has not nor has any Subsidiary declared or made any dividend, payment or other distribution on or with respect to any share of capital stock, or redeemed, purchased or otherwise acquired any shares of its capital stock or any option, warrant or other right to purchase or acquire any such shares, other than, in the case of any Subsidiary, to Parent;

     (e) Neither the Parent nor its Subsidiaries has made any change in accounting principles or methods, except in so far as may be required under GAAP;

     (f) Neither the Parent nor any Subsidiary has entered into any material transaction or contract, or made any commitment to do the same, except in the ordinary course of business consistent with past practice except for settlements of litigations, arbitrations or other claims or proceedings which may be made by the Company or any Subsidiary;

     (g) The Parent has not nor has any Subsidiary of the Parent granted any increase in the rate of wages, salaries, bonuses or other remuneration of any employee who, whether as a result of such increase or prior thereto, receives aggregate compensation from the Parent or its Subsidiaries at an annual rate of $50,000 or more, or except in the ordinary course of business to any other employees;

     (h) The Parent has not nor has any Subsidiary of the Parent entered into an employment or exclusive consultant agreement which is not cancelable without penalty or other financial obligation within 30 days; and

     (i) The Parent has not nor has any Subsidiary of the Parent agreed, whether or not in writing, to do any of the actions set forth in any of the above clauses.

Section 5.11 No Undisclosed Material Liabilities. Since the Parent Balance Sheet Date, there are no material liabilities of the Parent or any Subsidiary of the Parent of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than:

     (a) Liabilities incurred in the ordinary course of business and consistent with past practice;

     (b) Liabilities disclosed in the Parent SEC Documents filed prior to the date hereof; and

     (c) Liabilities under this Agreement.

Section 5.12 Litigation. Except as disclosed in the Parent SEC Documents or on
Section 5.12 of the Parent's Disclosure Schedule, there is no claim, dispute, action, proceeding, notice, order, suit, appeal or investigation, at law or in equity, pending or, to the Parent's Knowledge, threatened, against the Parent or any Subsidiary, any of their respective directors, officers, employees or agents, or involving any of their respective assets or properties before any court, agency, authority, arbitration panel or other tribunal which, if determined adversely, would have a Material Adverse Effect on Parent. Except as disclosed in the Company's SEC Documents or in Section 5.12 of the Parent's Disclosure Schedule, the Parent is not nor is any Subsidiary subject to any order, writ, injunction or decree of any court, agency, authority, arbitration panel or other tribunal, nor is Parent or any Subsidiary in default with respect to any notice, order, writ, injunction or decree which would have a Material Adverse Effect on Parent.

Section 5.13      Taxes.

     (a) All Tax returns, statements, reports and forms (including estimated Tax returns and reports and information returns and reports) required to be filed with any Taxing Authority with respect to any Taxable period ending on or before the Effective Time, by or on behalf of Parent or any Subsidiary of Parent (collectively, the "Parent Returns"), have been or will be filed when due (including any extensions of such due date), and all amounts shown to be due thereon on or before the Effective Time have been or will be paid on or before such date, other than such Taxes which are adequately reserved for in accordance with GAAP. The Parent Financial Statements fully accrue all actual and contingent liability for Taxes with respect to all periods through the dates thereof in accordance with GAAP. The Parent Financial Statements (i) fully accrue consistent with past practices and in accordance with GAAP all actual and contingent liabilities for Taxes with respect to all periods through the date of the Parent Financial Statements and (ii) properly accrue consistent with past practices and in accordance with GAAP all liabilities for Taxes payable after the Parent Balance Sheet Date with respect to all transactions and events occurring on or prior to such date. All information set forth in the notes to the Parent Financial Statements relating to Tax matters is accurate in all material respects.

     (b) No Tax liability has been incurred since the date of the Parent Financial Statements other than in the ordinary course of business and adequate provision has been made for all Taxes since that date in accordance with GAAP on at least a quarterly or, with respect to employment taxes, monthly basis. The Parent and each Subsidiary of Parent have, in all material respects, withheld and paid to the applicable financial institution or Taxing Authority all amounts of Taxes required to be withheld. No Parent Returns filed with respect to federal income tax returns for Taxable years of the Parent in the case of the United States, have been examined by the Internal Revenue Service. The Parent has not nor has any Subsidiary of Parent been granted any extension or waiver of the limitation period applicable to any Parent Return.

     (c) There is no claim, audit, action, suit, proceeding or, investigation now pending or, to Parent's Knowledge, threatened against or with respect to Parent or any Subsidiary of Parent in respect of any Tax or assessment. There are no liabilities for Taxes with respect to any notice of deficiency or similar document of any Tax Authority received by the Parent or any Subsidiary of Parent which have not been satisfied in full (including liabilities for interest, additions to tax and penalties thereon and related expenses). There are no liens for Taxes upon the assets of the Parent or any Subsidiary of Parent except liens for current Taxes not yet delinquent. Except as may be required as a result of the Merger, the Parent has not nor has any Subsidiary of Parent been nor will it be required to include any adjustment in Taxable income for any Tax period (or portion thereof) pursuant to section 481 or 263A of the Code or any comparable provision under state or foreign Tax laws as a result of transactions, events or accounting methods employed prior to the Effective Time.

     (d) There is no contract, agreement, plan or arrangement, including without limitation the provisions of this Agreement, covering any employee or independent contractor or former employee or independent contractor of the Parent or any Subsidiary of Parent that, individually or collectively, could, as a result of the transactions contemplated hereby, give rise to the payment of any amount that would not be deductible pursuant to section 280G or section 162
(m) of the Code. Other than pursuant to this Agreement, the Parent is not nor is any Subsidiary of Parent a party to or bound by (nor will they prior to the Effective Time become a party to or bound by) any tax indemnity, tax sharing or tax allocation agreement (whether written, unwritten or arising under operation of federal law as a result of being a member of a group filing consolidated tax returns, under operation of certain state laws as a result of being a member of a unitary group, or under comparable laws of other states or foreign jurisdictions) which includes a party other than the Parent or any Subsidiary. None of the assets of the Parent or any Subsidiary of Parent (i) is property that the Parent or any Subsidiary of Parent is required to treat as owned by any other Person pursuant to the so-called "safe harbor lease" provisions of former section 168(f)(8) of the Code, (ii) directly or indirectly secures any debt the interest on which is tax exempt under section 103(a) of the Code, or (iii) is "tax exempt use property" within the meaning of section 168(h) of the Code. The Parent has not nor has any Subsidiary of Parent participated in (and prior to the Effective Time the Parent will not nor will any Subsidiary of Parent participate in) an international boycott within the meaning of section 999 of the Code. The Parent has disclosed on its federal income tax returns all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of section 6661 of the Code. The Parent has previously provided or made available to the Company complete and accurate copies of all the Parent Returns and, as reasonably requested by the Company, prior to or following the date hereof, presently existing information statements, reports, work papers, Tax opinions and memoranda and other Tax data and documents.

Section 5.14      Employees and Employee Benefit Plans.

     (a) Except as set forth at Section 5.14(a) of the Parent Disclosure Schedule, neither the Parent nor any Subsidiary of Parent has entered into any employment contract or arrangement with any director, officer, employee or any other consultant or Person (i) which is not terminable by it at will without liability, except as the right of the Parent or such Subsidiary to terminate its employees at will may be limited by applicable federal, state or foreign law, or
(ii) under which the Parent or any Subsidiary of Parent could have any material liability (collectively, the "Parent Employment Agreements").

     (b) Except as set forth in Section 5.14(b) of the Parent Disclosure Schedule, neither the Parent nor any Subsidiary maintains any Employee Plans.

     (c) The Parent has made available to the Company true, complete and correct copies of (i) each Parent Employment Agreement, (ii) each Employee Plan (or, in the case of any unwritten Employee Plans, descriptions thereof), (iii) the most recent annual report on Form 5500 filed with the IRS with respect to each Employee Plan (if any such report was required), (iv) the most recent summary plan description for each Employee Plan for which such summary plan description is required, (v) each trust agreement and group annuity contract relating to any Employee Plan, (vi) each determination letter and any outstanding request for a determination letter, and (vii) all correspondence with the IRS or the United States Department of Labor relating to any outstanding controversy or audit. Each Employee Plan complies in all material respects with applicable laws, including, without limitation, ERISA and the Code.

     (d) Each Employee Plan has been maintained, funded, operated and administered in compliance in all material respects with all applicable laws and regulations, including but not limited to, ERISA, the Code, and the Health Insurance Portability and Accountability Act of 1996. Each Employee Plan that is intended to be qualified under section 401(a) of the Code and each trust forming a part thereof that is intended to be exempt from taxation under section 501(a) of the Code has received a favorable determination letter from the IRS as to its qualification and tax-exempt status and nothing has occurred, whether by any action or any failure to act, since the date of such determination letter that could adversely affect the qualification of such Employee Plan or the tax-exempt status of such related trust. No event has occurred and, to the Knowledge of the Parent, there currently exists no condition or set of circumstances in connection with which the Parent that could reasonably be expected to be subject to any liability under the terms of any Employee Plans (other than for benefits payable in the normal course of the operations of the Employee Plans), ERISA, the Code or any other applicable law, including any liability under Title IV of ERISA. Each Employee Plan can be amended or terminated in accordance with its terms and any applicable law without any material liability to the Parent or any of its Subsidiaries. No Employee Plan is a "multiemployer plan" as defined in section 3(37) of the ERISA and 414(f) of the Code, or a "multiple employer plan" as described in section 4063(a) of ERISA and 413 of the Code, and none of the Parent, any of its Subsidiaries or any ERISA Affiliate has ever contributed or had an obligation to contribute to any multiemployer plan or any plan subject to Title IV of ERISA. For purposes of this Section 5.14(d), an "ERISA Affiliate" is any organization that is a member of the controlled group of organizations of the Company and its Subsidiaries (within the meaning of sections 414(b), (c), (m) or (o) of the Code).

     (e)  Except  as set  forth in  Section  5.14(e)  of the  Parent  Disclosure
Schedule, no current or former director, officer or other employee of, or consultant to, the Parent or any of its Subsidiaries will become entitled to any retirement, severance or similar benefit or enhanced or accelerated benefit (including any acceleration of vesting or lapse of repurchase rights or obligations with respect to any employee stock option or other benefit under any stock option plan or compensation plan or arrangement of the Parent) as a result of the transactions contemplated hereby.

     (f) Except as set forth in Section 5.14(f) of the Parent Disclosure Schedule, no Employee Plan provides post-retirement health and medical, life or other insurance benefits for retired employees of the Parent or any of its Subsidiaries (other than benefit coverage mandated by applicable statute, including benefits provided pursuant to COBRA). The unfunded post retirement benefit obligation (determined as of December 31, 2003 in accordance with United States Financial Accounting Standards Board Statement No. 106) of the Parent and its Subsidiaries with respect to all post retirement benefits of their current and former employees equals the amount set forth in the Parent Balance Sheet.

     (g) There has been no amendment to, written interpretation or announcement (whether or not written) by the Parent or any of its affiliates relating to, or change in employee participation or coverage under, any Employee Plan that would increase materially the expense of maintaining such Employee Plan above the level of the expense incurred in respect thereof for the twelve (12) months ended on the Parent Balance Sheet Date.

Section 5.15      Compliance with Law.

     (a) All licenses, franchises, permits, clearances, consents, certificates and other evidences of authority of Parent and its Subsidiaries which are necessary to the conduct of Parent's and its Subsidiaries' respective businesses ("Parent Permits") are in full force and effect and neither Parent nor any Subsidiary is in violation of any Parent Permit in any respect, except for such exceptions or violations that, individually or in the aggregate, would not have, or be reasonably likely to have, a Material Adverse Effect. Except for exceptions which would not have a Material Adverse Effect, the businesses of Parent and its Subsidiaries have been conducted in accordance with all applicable laws, regulations, orders and other requirements of governmental authorities.

     (b) Parent and its Subsidiary possess and are in substantial compliance with all Governmental and SRO Authorizations that are required to conduct the broker-dealer business of Parent and its Subsidiary including, without limitation, all authorizations and licenses issued to any principal, officer or employee of Parent and its Subsidiary used in connection with the conduct or operations of Parent's and its Subsidiary's business, except where the failure to obtain or comply with such Governmental and SRO Authorization would not have a Material Adverse Effect on Parent or its Subsidiary. Each of such Governmental and SRO Authorizations is valid and in full force and effect and neither Parent nor its Subsidiary nor any of their respective employees received in writing, at any time since January 1, 2004, other than as set forth on the Parent's and its Subsidiary's Form BD, any notice or other communication from any governmental body regarding (i) any actual or alleged violation of or failure to comply with any material term or requirement of any Governmental and SRO Authorization, or
(ii) any actual or proposed revocation, withdrawal, suspension, cancellation, termination of, or modification to any Governmental and SRO Authorization, except as may be required to consummate the transaction contemplated hereby.

     (c) Parent and its Subsidiary are, and at all times since January 1, 2004, have been in compliance with SEC Rule 15c-3(1) and Rule 15c-3(3) and in substantial compliance with the other provisions of Rule 15c-3.

Section 5.16 Contracts. Each Parent Agreement is legally valid and binding and in full force and effect, except where the failure to be legally valid and binding and in full force and effect would not have a Material Adverse Effect, and there are no defaults thereunder, except those defaults that would not have a Material Adverse Effect. To the Parent's Knowledge, no other party to any of the Parent Agreements has breached or is in default of any of its obligations thereunder.

Section 5.17 Finders' or Advisors' Fees. Except as set forth in Section 5.17 of the Parent's Disclosure Schedule, there is no investment broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Parent or its Subsidiary who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

Section 5.18 Environmental Matters. Except as disclosed in the Parent SEC Documents or as set forth in Section 5.18 of the Parent Disclosure Schedule:

     (a) The Parent possesses any and all Environmental Permits necessary to or required for the operation of its business as currently conducted, except where the failure to possess such Environmental Permits would not cause a Material Adverse Effect. The Parent will obtain, prior to the Closing, any Environmental Permits that must be obtained as of or immediately after the Closing in order for the Surviving Corporation and/or the Parent to conduct the business of the Parent as it was conducted prior to the Closing.

     (b) The Parent is in compliance in all material respects with (i) all terms, conditions and provisions of its Environmental Permits; and (ii) all Environmental Laws.

     (c) The Parent has not received any notice of alleged, actual or potential responsibility for, or any inquiry regarding, (i) any release or threatened or suspected release of any Hazardous Material, or (ii) any violation of Environmental Law, and there is no outstanding civil, criminal or administrative investigation, action, suit hearing or proceeding pending or threatened against the Parent pursuant to any Environmental Law.

     (d) The Parent does not have any obligation or liability with respect to any Hazardous Material, including any Release or threatened or suspected Release of any Hazardous Material and any violation of Environmental Law, and there have been no events, facts or circumstances which could form the basis of any such obligation or liability.
     (e) No Releases of Hazardous Material(s) have occurred at, from, in, to, on, or under any Site and no Hazardous Material is present in, on, about or migrating to or from any Site.

     (f) Neither the Parent, nor any predecessor of the Parent, nor any entity previously owned by the Parent, has transported or arranged for the treatment, storage, handling, disposal or transportation of any Hazardous Material at, from or to any site or other location.

     (g) No Site is a current or proposed Environmental Clean-up Site.

     (h) There are no Liens under or pursuant to any Environmental Law on any Site.

     (i) There is no (i) underground storage tank, active or abandoned, (ii) polychlorinated biphenyl containing equipment, (iii) asbestos-containing material, (iv) radon, (v) lead-based paint or (vi) urea formaldehyde at any Site. Any underground storage tank meets all current applicable upgrade requirements.

     (j) There have been no Environmental investigations, studies, audits, tests, reviews or other analyses conducted which are in the Parent's possession with respect to any Site which have not been delivered to Parent prior to execution of this Agreement.

     (k) The Parent has provided all notifications and warnings, made all reports, and kept and maintained all records required pursuant to Environmental Laws, except where the failure to do so would not be reasonably expected to have a Material Adverse Effect.

Section 5.19 Labor Matters. There are no labor disputes or union organization activities pending or to Parent's Knowledge, threatened between Parent or a Subsidiary and any of its employees. None of the employees of Parent or its Subsidiary belongs to any union or collective bargaining unit. Parent and its Subsidiary have complied in all material respects with all applicable state and federal equal employment opportunity and other laws and regulations related to employment or working conditions, including all civil rights and anti-discrimination laws, rules and regulations. Parent is not nor is its Subsidiary the subject of any material proceeding asserting that Parent or its Subsidiary has committed an unfair labor practice or is seeking to compel it to bargain with any labor union or labor organization nor is there pending or, to the Knowledge of Parent, threatened, any labor strike, dispute, walkout, work stoppage, slowdown or lockout involving Parent or its Subsidiary.

Section 5.20      Real Property.

     (a) Owned Real Property. Parent does not own any real property (including ground leases) or hold any option or right of first refusal or first offer to acquire any real property, and Parent is not obligated by contract or otherwise to purchase any real property.

     (b) Leased Real Property. Section 5.20(b) of the Parent Disclosure Schedule contains an accurate and complete list of each Real Property Lease. With respect to each Real Property Lease set forth on Section 5.20(b) of the Parent Disclosure Schedule: (a) it is valid, binding and in full force and effect; (b) all rents and additional rents and other sums, expenses and charges due to date have been paid; (c) the lessee has been in peaceable possession since the commencement of the original term thereof; (d) no waiver, indulgence or postponement of the lessee's obligations thereunder has been granted by the lessor; (e) there exists no default or event of default by Parent or by any other party thereto; (f) there exists no occurrence, condition or act which, with the giving of notice, the lapse of time or the happening of any further event or condition, would become a default or event of default by Parent thereunder; and (g) there are no outstanding claims of breach or indemnification or notice of default or termination thereunder. Parent holds the leasehold estate on each Real Property Lease, free and clear of all Liens except for the liens of mortgagees of the real property in which such leasehold estate is located. The real property leased by Parent is adequate and suitable for the purposes for which it is presently being used. Parent is in physical possession and actual and exclusive occupation of the whole of each of its leased properties. The Parent does not owe any brokerage commission with respect to any Real Property Lease.

Section 5.21 Proprietary Rights. Section 5.21 of the Parent's Disclosure Schedule sets forth a list of all registered and material unregistered Parent Intellectual Property (as defined below) owned by the Parent and used in the conduct of its business and all agreements granting any right to use or practice any right relating to the Parent Intellectual Property (as defined below) currently used in the conduct of the Parent's business (the "Parent Licenses"). Except as set forth in Section 5.21 of the Parent Disclosure Schedule, (i) the Parent or its Subsidiary is the sole owner of all of its rights under the Parent Licenses free and clear of any liens, claims, encumbrances or interests; (ii) the Parent or its Subsidiary is the sole owner of, or has a valid right to use pursuant to a Parent License, all patents and patent applications; registered and unregistered trademarks, service marks, trade names, trade dress, logos, company names and other source or business identifiers, including all goodwill associated therewith; the names, likenesses and other attributes of individuals; registered and unregistered copyrights, computer programs and databases; trade secrets, proprietary technology, know-how, industrial designs and other confidential information ("Parent Trade Secrets"); any pending applications for any of the foregoing (collectively, the "Parent Intellectual Property") currently used in the conduct of the Parent's business, free and clear of any liens, claims, encumbrances or interests, (iii) to the Parent's Knowledge, the present or past operations of the Parent or the Subsidiaries does not infringe upon, violate, interfere or conflict with the rights of others with respect to any Parent Intellectual Property and no claim is pending or, to the Parent's Knowledge, threatened, to this effect; (iv) to the Parent's Knowledge, none of the Parent Intellectual Property is invalid or unenforceable, or has not been used or enforced or has failed to be used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of any of the Parent Intellectual Property and no claim is pending or, to the Parent's Knowledge, threatened, to this effect; (v) no Parent License provision or any other contract, agreement or understanding with any party exists which would prevent the continued use by the Parent or the Subsidiaries (as currently used by the Parent or its Subsidiary) of any Parent Intellectual Property following the consummation of the transactions contemplated hereby; (vi) to the Parent's Knowledge, no person is infringing upon or otherwise violating any Parent Intellectual Property or Parent License; (vii) there are no claims pending or, to the Parent's Knowledge, threatened in connection with any Parent License; and
(viii) no Parent Trade Secret has been disclosed by the Parent or its Subsidiary to any third party except subject to an appropriate confidentiality agreement or as required by a governmental authority.

Section 5.22 Insurance. The Parent has provided the Company with copies of all insurance policies to which the Parent or a Subsidiary is a party or is a beneficiary or named insured. All of the insurable properties of the Parent and its Subsidiaries are insured pursuant to insurance policies. Such policies are in full force and effect, all premiums due and payable with respect thereto have been paid, and no notice of cancellation or termination has been received by Parent. There have been no claims in excess of $50,000 asserted under any of the insurance policies of the Parent or its Subsidiary in respect of all general liability, professional liability, errors and omissions, property liability and worker's compensation and medical claims since the Parent's Balance Sheet Date.

Section 5.23 Opinion of Financial Advisor. The Parent has been advised by its financial advisor, McColl Garella, LLC that in its opinion, as of the date of this Agreement, the Exchange Ratio is fair from a financial point of view to the Parent's stockholders and, as of the date hereof, such opinion has not been withdrawn (such opinion, the "Parent Fairness Opinion").

Section 5.24 Interests in Other Entities. Other than as set forth in Section
5.24 of the Parent Disclosure Schedule and except for the capital stock of its Subsidiaries, Parent does not (i) own, directly or indirectly, of record or beneficially, any shares of voting stock or other equity securities of any other corporation, (ii) have any ownership interest, direct or indirect, of record or beneficially, in any unincorporated entity, or (iii) have any obligation, direct or indirect, present or contingent, (1) to purchase or subscribe for any interest in, advance or loan monies to, or in any way make investments in, any Person, or (2) to share any profits or capital investments or both.

Section 5.25 Officer and Director Information. Except as set forth in the Parent SEC Documents, during the past five years, neither the Parent, nor any of its officers or directors, nor any person intended upon consummation of the Merger to be nominated by the Parent to become an officer or director of the Parent or any successor entity or subsidiary, has been the subject of:

     (a) A petition under the Federal bankruptcy laws or any other insolvency or moratorium law or a petition seeking to appoint a receiver, fiscal agent or similar officer for the business or property of the Parent or such person, or any partnership in which the Parent or any such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which any such person was an executive officer at or within two years before the time of such filing;

     (b) A conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations which do not relate to driving while intoxicated or driving under the influence of an intoxicating substance);

     (c) Any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining the Parent or any such person from, or otherwise limiting, the following activities:

               (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment Parent, bank, savings and loan association or insurance Parent, or engaging in or continuing any conduct or practice in connection with such activity;

               (ii) Engaging in any type of business practice; or

               (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal, state or other securities laws or commodities laws;

     (d) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of the Parent or any such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

     (e) a finding by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission (the "Commission") to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated; or

     (f) a finding by a court of competent jurisdiction in a civil action or by the United States Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated. All items described in clauses (a) through (f) above are collectively referred to herein as "Adverse Events."

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

Section 5.26 Trading with the Enemy Act; Patriot Act. No sale of the Parent's securities nor the Parent's use of the proceeds from such sale has violated the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, the Parent (a) is not a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) and (b) does not engage in any dealings or transactions, and is not otherwise associated with any such person. The Parent is in material compliance with the USA Patriot Act of 2001 (signed into law October 26, 2001).

                                   ARTICLE 6

                    COVENANTS RELATING TO CONDUCT OF BUSINESS

Section 6.1 Conduct of Business. During the period from the date of this Agreement and continuing until the earlier of the termination of the Agreement or the Effective Time, the Company, on the one hand, and the Parent, on the other hand, each agrees as to itself and its Subsidiaries (in each such case, the "Agreeing Party") that (except as expressly contemplated or permitted by this Agreement or Section 6.1 of the Company Disclosure Schedule or the Parent Disclosure Schedule, as the case may be):

     (a) Ordinary Course.

               (i) The Agreeing Party and its Subsidiaries shall carry on their respective businesses in the usual, regular and ordinary course in all material respects, in substantially the same manner as heretofore conducted, and shall use their reasonable commercial efforts to keep available the services of their respective present officers and key employees, preserve intact their present lines of business, maintain their rights and franchises and preserve their relationships with customers, suppliers and others having business dealings with them to the end that their ongoing businesses shall not be impaired in any material respect at the Effective Time.

               (ii) The Agreeing Party shall not, and shall not permit any of its Subsidiaries to, (A) enter into any new material line of business or (B) incur or commit to any capital expenditures or any obligations or liabilities in connection therewith other than capital expenditures and obligations or liabilities in connection therewith which do not exceed $50,000 in the aggregate; provided, however, that either party shall have the right to (i) incur or commit to any capital expenditures or any obligations or liabilities in connection therewith in excess of $50,000 provided that notice thereof is provided to the other party and (ii) act as placement agent, selling group member or underwrite securities offerings in the ordinary course of business on behalf of its clients without any notice to the other party.

     (b) Dividends; Changes in Share Capital. The Agreeing Party shall not, and shall not permit any of its Subsidiaries to, and shall not propose to: (i) except as contemplated by the Parent Series A Preferred Stock and the Company Series A Preferred Stock and the Company Series B Preferred Stock, declare or pay any dividends on or make other distributions in respect of any of its capital stock, except (x) the declaration and payment of regular dividends from a Subsidiary of the Agreeing Party to the Agreeing Party or to another Subsidiary of the Agreeing Party in accordance with past dividend practice, (y) the declaration, subject to the applicable provisions of the NJBCA, of dividends on the Company Series A Preferred Stock and on the Company Series B Preferred Stock; and (z) the declaration, subject to the applicable provisions of the DGCL, of dividends on the Parent Series A Preferred Stock; (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock, except for any such transaction by a wholly owned Subsidiary of the Agreeing Party which remains a wholly owned Subsidiary after consummation of such transaction; or (iii) without the prior consent of the other party, repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock.

     (c) Issuance of Securities. The Agreeing Party shall not, and shall not permit any of its Subsidiaries to, issue, deliver, sell, pledge or dispose of, or authorize or propose the issuance, delivery, sale, pledge or disposition of, any shares of its capital stock of any class, or any securities convertible into or exercisable for, or any rights, warrants, calls or options to acquire, any such shares, or enter into any commitment, arrangement, undertaking or agreement with respect to any of the foregoing, other than or in connection with: (i) the issuance of the Company Common Stock upon the exercise in accordance with their present terms of the Company Warrants and the Company Stock Options outstanding as of the date of this Agreement; (ii) the issuance of the Parent Common Stock upon the exercise in accordance with their present terms of the Parent Stock
Options outstanding as of the date of this Agreement; (iii) the issuance of stock options to newly-hired employees in the ordinary course of business consistent with past practice; (iv) issuances, sales or deliveries by a wholly owned Subsidiary of the Agreeing Party of capital stock to such Subsidiary's parent or another wholly owned Subsidiary of the Agreeing Party, (v) issuance of up to 30,000 shares of the Parent's Common Stock to settle an outstanding arbitration, (vi) the issuance of the Company's Common Stock pursuant to outstanding convertible debentures as of the date hereof or (vii) issuance of the Parent's and/or the Company's capital stock and/or convertible debt to third parties in order to meet the conditions of Section 8.1(g) hereof.

     (d) Governing Documents. Except to the extent required to comply with its obligations hereunder (including without limitation the amendment of the Parent's charter documents to authorize the Parent Series B Preferred Stock and the Parent Series C Preferred Stock) or with applicable law, the Agreeing Party shall not, and shall not permit its Subsidiaries to, amend or propose to so amend its Certificate of Incorporation or its By Laws or other governing documents.

     (e) No Acquisitions. Neither Agreeing Party shall, nor shall it permit any of its Subsidiaries to, acquire or agree to acquire by merger or consolidation, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets (excluding the acquisition of assets used in the operations of the business of the Agreeing Party and its Subsidiaries in the ordinary course, which assets do not constitute a business unit, division or all or substantially all of the assets of the transferor). Neither Agreeing Party shall, nor shall it permit its Subsidiaries to, enter into any material joint venture, partnership or other similar arrangement.

     (f) No Dispositions. Neither Agreeing Party shall, nor shall it permit any of its Subsidiaries to, sell, lease or otherwise dispose of, or agree to sell, lease or otherwise dispose of, any substantial part of its assets (including capital stock of Subsidiaries of the Agreeing Party) other than in the ordinary course of business consistent with past practice.

     (g) Insurance. Neither Agreeing Party shall, nor shall it permit any of its Subsidiaries to, fail to renew any insurance policy naming it as a beneficiary or a loss payee, or take any steps or fail to take any steps that would permit any insurance policy naming it as a beneficiary or a loss payee to be canceled, terminated or materially altered, except in the ordinary course of business and consistent with past practice or in connection with the transactions contemplated hereby.

     (h) Investments; Indebtedness. Neither Agreeing Party shall, nor shall it permit any of its Subsidiaries to: (i) make any loans, advances or capital contributions to, or investments in, any other Person, other than (A) loans or investments by the Agreeing Party or a Subsidiary of the Agreeing Party to or in the Agreeing Party or any Subsidiary of the Agreeing Party, (B) in the ordinary course of business consistent with past practice which are not, individually or in the aggregate, material to the Agreeing Party and its Subsidiaries taken together as a whole (provided that none of such transactions referred to in this clause (B) presents a material risk of making it more difficult to obtain any approval or authorization required in connection with the Merger under Regulatory Law); or (ii) except in the ordinary course consistent with past practice, incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Agreeing Party or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person (other than any wholly owned Subsidiary) or enter into any arrangement having the economic effect of any of the foregoing.

     (i) Compensation.

               (i) Neither Agreeing Party shall increase the amount of compensation of, or pay any severance to any director, officer or employee (other than in the ordinary course of business consistent with past practice or as contemplated by this Agreement) of the Agreeing Party or any Subsidiary of the Agreeing Party, or make any increase in, or commitment to increase, or accelerate the payment of any employee benefits, grant any additional stock options (except as permitted by Section 6.1(c)), adopt or amend or make any commitment to adopt or amend any Employee Plan (except as otherwise expressly provided by this Agreement or contemplated by existing obligations) or fund or make any contribution to any Employee Plan or any related trust or other funding vehicles, other than regularly scheduled contributions to trusts funding qualified plans, entry into employment agreements or similar arrangements with officers and certain employees of National as previously disclosed to the Company or except with the written consent of the other party; and

               (ii) Neither Agreeing Party shall accelerate the vesting of, or the lapsing of restrictions with respect to, any Company Stock Option or Parent Stock Option, as the case may be, and any option granted or committed to be granted after the date of this Agreement shall not accelerate as a result of the approval or consummation of any transaction contemplated by this Agreement.

     (j) Tax Free Qualification. The Company and Parent shall use their best efforts not to, and shall use their best efforts not to permit any of their Subsidiaries to, take any action (including any action otherwise permitted by this Section 6.1) that would prevent or impede the Merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code. Parent (i) has no plan or intention to reacquire any of its stock issued in the Merger, or to liquidate Company, merge Company with or into another corporation, sell or otherwise dispose of the stock of Company (except for transfers to corporations controlled by Parent), or to cause Company to sell or otherwise dispose of any of its assets (other than transfers to corporations controlled by Company) except for dispositions made in the ordinary course of business, and (ii) will cause the Company to continue its historic business or use a significant portion of its historic business assets in a business.

     (k) Accounting Methods; Tax Matters. Except as disclosed in the Company SEC Documents and the Parent SEC Documents, as the case may be, filed prior to the date of this Agreement, or as required by a governmental entity, neither Agreeing Party shall change in any material respect its methods of accounting in effect at September 30, 2004, except as required by changes in GAAP as concurred in by the Agreeing Party's independent public accountants. Neither Agreeing Party shall: (i) change its fiscal year (other that with respect to the determination of the fiscal year of the Parent following the Effective Date);
(ii) make any Tax election that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; (iii) settle any material Tax claim or assessment; or (iv) surrender any right to claim a material Tax refund or to any extension or waiver of the limitations period applicable to any material Tax claim or assessment.

     (l) Litigation/Regulatory Investigation. Neither Agreeing Party shall, nor shall it permit any of its subsidiaries to, settle or compromise any material suit, action, proceeding or regulatory investigation pending (or arising after the date of this Agreement but prior to the Effective Time) for an amount in excess of $250,000 (but if in excess of $250,000 such Agreeing Party may settle or compromise such claim with the prior notice to and consent of the other party, such consent not to be unreasonably withheld or delayed) or enter into any consent decree, injunction or similar restraint or form of equitable relief in settlement of any suit, action, proceeding or regulatory investigation pending, except for such consent decrees, injunctions or restraints which would not individually or in the aggregate have a Material Adverse Effect.

     (m) Intellectual Property. Neither Agreeing Party shall transfer or license to any Person or otherwise extend, amend or modify any rights to any Intellectual Property owned by either Agreeing Party, other than in the ordinary course of business or pursuant to any contracts, agreements, arrangements or understandings currently in place.

(n) Certain Actions. Other than as expressly permitted by Sections 9.1, 9.2 or 9.3, hereof, neither Agreeing Party shall take any action or omit to take any action for the purpose of preventing, delaying or impeding the consummation of the Merger or the other transactions contemplated by this Agreement.


(o) No Related Actions. Neither Agreeing Party shall, nor shall it permit any of its Subsidiaries to, agree or commit to do any of the foregoing.

Section 6.2 Governmental Filings. The Company and Parent shall (a) confer on a reasonable basis with each other and (b) report to each other (to the extent permitted by applicable law or regulation or any applicable confidentiality agreement) on operational matters. The Company and Parent shall file all reports and correspondence required to be filed by each of them with the SEC (and all other Governmental Entities) and the NASD between the date of this Agreement and the Effective Time and shall, if requested by the other party and (to the extent permitted by applicable law or regulation or any applicable confidentiality agreement) deliver to the other party copies of all such reports, correspondence, announcements and publications promptly upon request.

Section 6.3 Other Company Acquisition Proposals. Except as otherwise provided in this Section 6.3, the Company shall not, and shall not permit or authorize the Company's Subsidiaries, its and their officers, directors, employees, affiliates, agents or other representatives (including without limitation any investment banker, financial advisor, attorney or accountant retained by it or any of its Subsidiaries), directly or indirectly, to initiate, solicit or knowingly encourage (including by way of furnishing information) any inquiries or the making of any proposal relating to, any Company Acquisition Proposals (as defined below), or enter into discussions (except as to the existence of these provisions) or negotiate with any person or entity in furtherance of such inquiries or to obtain an Company Acquisition Proposal, or agree to, or endorse, any Company Acquisition Proposal and the Company shall within twenty-four (24) hours (without counting any hours falling on a Saturday or Sunday or nationally recognized holiday) notify Parent of all relevant terms of any such inquiries or proposals received by the Company or by any Subsidiary or by any such officer, director, employee, agent, investment banker, financial advisor, attorney, accountant or other representative relating to any of such matters and if such inquiry or proposal is in writing, the Company shall within twenty-four (24) hours (without counting any hours falling on a Saturday or Sunday or nationally recognized holiday) deliver or cause to be delivered to Parent a copy of such inquiry or proposal and within twenty-four (24) hours (without counting any hours falling on a Saturday or Sunday or nationally recognized holiday) update Parent as to any material changes (and provide Parent with copies of same if in writing) with respect to such inquiry or proposal. Nothing contained in this Agreement shall prevent the Company or its Board of Directors from: (a) making any disclosure to its stockholders if, in the good faith judgment of its Board of Directors, failure so to disclose would be inconsistent with its obligations under applicable law; (b) negotiating with or furnishing information to any Person who has made an unsolicited bona fide written Company Acquisition Proposal; or (c) recommending such Company Acquisition Proposal to its stockholders, if and only to the extent that, in the case of actions referred to in clause (b) or clause (c), such Company Acquisition Proposal is a Superior Proposal (as defined below) and Parent is given at least two (2) business days' prior written notice of the identity of the third party and all material terms and conditions of the Superior Proposal to respond to such Superior Proposal. Nothing contained in this Agreement shall prevent the Board of Directors of the Company from complying with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act with regard to a Company Acquisition Proposal; provided, however, that the Board of Directors of the Company shall not recommend that the stockholders of the Company tender their shares in connection with a tender offer except to the extent the Board of Directors of the Company determines in its good faith judgment that such a recommendation is required to comply with the fiduciary duties of the Board of Directors of the Company to stockholders under applicable law, after receiving the advice of outside legal counsel.

         For purposes of this Agreement, a "Company Acquisition Proposal" means, in respect of the Company, an unsolicited bona fide proposal for or in respect of (i) a merger, consolidation, business combination, recapitalization, or similar transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction would hold less than fifty percent (50%) of the aggregate equity interests in the surviving or resulting entity of such transaction, (ii) a sale or other disposition by the Company of assets representing in excess of fifty percent (50%) of the aggregate fair market value of the Company's business immediately prior to such sale, or (iii) the acquisition by any person or group (including by way of a tender offer or an exchange offer or issuance by the Company), directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares representing in excess of fifty percent (50%) of the voting power of the then outstanding shares of capital stock of the Company, from a Person that in the reasonable judgment of Company's Board of Directors (based on advice from a recognized investment bank, it being recognized for the purposes of this Section
6.3 that Capitalink, L.C. is a recognized investment bank) is financially capable of consummating such proposal.

         For purposes of this Agreement, a "Superior Proposal" means, an unsolicited, bona fide written Company Acquisition Proposal (in respect of the Company) or Parent Acquisition Proposal (in respect of the Parent) for or in respect of at least a majority of the outstanding Company Shares or Shares of the Parent on terms that the Board of Directors of the relevant entity determines, in its good faith judgment (after consultation with its respective financial advisors) to be more favorable to the relevant entity's stockholders than the terms of the Merger; is from a Person that in the reasonable judgment of the relevant entity's Board of Directors (after consultation with a recognized investment bank) is financially capable of consummating such proposal, and that in the reasonable judgment of the relevant entity's Board of Directors (after consultation with a recognized investment bank), if accepted, is reasonably likely to be consummated taking into account all legal, financial and regulatory aspects of the offer and the Person making the offer.

Section 6.4 Other Parent Acquisition Proposals. Except as otherwise provided in this Section 6.4, the Parent shall not, and shall not permit or authorize the Parent's Subsidiaries, its and their officers, directors, employees, affiliates, agents or other representatives (including without limitation any investment banker, financial advisor, attorney or accountant retained by it or any of its Subsidiaries), directly or indirectly, to initiate, solicit or knowingly encourage (including by way of furnishing information) any inquiries or the making of any proposal relating to, any Parent Acquisition Proposals (as defined below), or enter into discussions (except as to the existence of these provisions) or negotiate with any person or entity in furtherance of such inquiries or to obtain a Parent Acquisition Proposal, or agree to, or endorse, any Parent Acquisition Proposal and the Parent shall within twenty-four (24) hours (without counting any hours falling on a Saturday or Sunday or nationally recognized holiday) notify the Company of all relevant terms of any such inquiries or proposals received by the Parent or by any subsidiary or by any such officer, director, employee, agent, investment banker, financial advisor, attorney, accountant or other representative relating to any of such matters and if such inquiry or proposal is in writing, the Parent shall within twenty-four
(24) hours (without counting any hours falling on a Saturday or Sunday or nationally recognized holiday) deliver or cause to be delivered to the Company a copy of such inquiry or proposal and within twenty-four (24) hours (without counting any hours falling on a Saturday or Sunday or nationally recognized holiday) update the Company as to any material changes (and provide the Company with copies of same if in writing) with respect to such inquiry or proposal. Nothing contained in this Agreement shall prevent the Parent or its Board of Directors from: (a) making any disclosure to its stockholders if, in the good faith judgment of its Board of Directors, failure so to disclose would be inconsistent with its obligations under applicable law; (b) negotiating with or furnishing confidential information to any Person who has made a bona fide unsolicited written Parent Acquisition Proposal, or entering into an agreement with such Person in connection with a Parent Acquisition Proposal; or (c) recommending such Parent Acquisition Proposal to its stockholders, if and only to the extent that, in the case of actions referred to in clause (b) or clause
(c), such Parent Acquisition Proposal is a Superior Proposal and the Company is given at least two (2) business days' prior written notice of the identity of the third party and all material terms and conditions of Superior Proposal to respond to such Superior Proposal. Nothing contained in this Agreement shall prevent the Board of Directors of the Parent from complying with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act with regard to a Parent Acquisition Proposal; provided, however, that the Board of Directors of the Parent shall not recommend that the stockholders of the Parent tender their shares in connection with a tender offer except to the extent the Board of Directors of the Parent determines in its good faith judgment that such recommendation is required to comply with the fiduciary duties of the Board of Directors of the Company to stockholders under applicable law after receiving the advice of outside local counsel.

         For purposes of this Agreement, a "Parent Acquisition Proposal" means, in respect of the Parent, a bona fide proposal for or in respect of (i) a merger, consolidation, business combination, recapitalization, or similar transaction involving the Parent pursuant to which the stockholders of the Parent immediately preceding such transaction would hold less than fifty percent (50%) of the aggregate equity interests in the surviving or resulting entity of such transaction, (ii) a sale or other disposition by the Parent of assets representing in excess of fifty percent (50%) of the aggregate fair market value of the Parent's business immediately prior to such sale, or (iii) the acquisition by any person or group (including by way of a tender offer or an exchange offer or issuance by the Parent), directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares representing in excess of fifty percent (50%) of the voting power of the then outstanding shares of capital stock of the Parent, from a Person that in the reasonable judgment of Parent's Board of Directors (based on advice from a recognized investment bank, it being recognized for the purposes of this Section 6.4 that McColl Garrella LLC is a recognized investment bank) is financially capable of consummating such proposal.

Section 6.5 Consents of Parent's and the Company's Accountants. Each of Parent and the Company shall use commercially reasonable efforts to cause its independent accountants to deliver to Parent a consent, dated the date on which the Registration Statement shall become effective, in form reasonably satisfactory to Parent and customary in scope and substance for consents delivered by independent public accountants in connection with registration statements on Form S-4 under the Securities Act.

Section 6.6 Notification of Certain Matters. Each Agreeing Party shall give prompt notice to the other party of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of an Agreeing Party to comply with or satisfy in any respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that any of the conditions set forth in Sections 8.1, 8.2 or 8.3 could reasonably be expected to not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants, remedies or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

(a) The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) any material failure of the Company or Parent, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it set forth in Article 8 hereof or the failure of which would result in either Material Adverse Effect, as the case may be, or (ii) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transaction contemplated by this Agreement.

Section 6.7       SEC Filings.

     (a) The Company will deliver promptly to Parent true and complete copies of each report, registration statement or statement mailed by it to its security holders generally or filed by it with the SEC, in each case subsequent to the date of this Agreement and prior to the Effective Time. As of their respective dates, such reports, including the consolidated financial statements included therein, and statements (excluding any information therein provided by Parent or MERGER SUB, as to which the Company makes no representation) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading and will comply in all material respects with all applicable requirements of law. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in such reports, (i) shall comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (ii) shall be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act) and (iii) shall fairly present the consolidated financial position of the Company and its Subsidiaries as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not, or are not expected to be, material in amount.

     (b) Parent will deliver promptly to the Company true and complete copies of each report, registration statement or statement mailed by it to its security holders generally or filed by it with the SEC, in each case subsequent to the date of this Agreement and prior to the Effective Time. As of their respective dates, such reports, including the consolidated financial statements included therein, and statements (excluding any information therein provided by the Company, as to which Parent makes no representation) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading and will comply in all material respects with all applicable requirements of law. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in such reports (i) shall comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, (ii) shall be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act) and (iii) shall fairly present the consolidated financial position of Buyer and its Subsidiaries as at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not, or are not expected to be, material in amount.

                                   ARTICLE 7

                 ADDITIONAL COVENANTS OF PARENT AND THE COMPANY

Section 7.1       Preparation of Proxy Statement; Stockholders Meetings.

     (a) As promptly as reasonably practicable following the date hereof, Parent and the Company shall cooperate in preparing and each shall cause to be filed with the SEC mutually acceptable proxy materials that shall constitute the Joint Proxy Statement/Prospectus and Parent shall prepare and file with the SEC the Form S-4. The Joint Proxy Statement/Prospectus will be included as a prospectus in and will constitute a part of the Form S-4 as Parent's prospectus. Each of Parent and the Company shall use reasonable commercial efforts to have the Joint Proxy Statement/Prospectus cleared by the SEC and the Form S-4 declared effective by the SEC and to keep the Form S-4 effective as long as is necessary to consummate the Merger and the transactions contemplated hereby. Each of Parent and the Company shall, as promptly as practicable after receipt thereof, provide the other party with copies of any written comments and advise each other of any oral comments with respect to the Joint Proxy Statement/Prospectus or Form S-4 received from the SEC. The parties shall cooperate and provide the other party with a reasonable opportunity to review and comment on any amendment or supplement to the Joint Proxy Statement/Prospectus and the Form S-4 prior to filing such with the SEC and will provide each other with a copy of all such filings made with the SEC. Notwithstanding any other provision herein to the contrary, no amendment or supplement (including by incorporation by reference) to the Joint Proxy Statement/Prospectus or the Form S-4 shall be made without the approval of both Parent and the Company, which approval shall not be unreasonably withheld or delayed; provided that, with respect to documents filed by a party hereto that are incorporated by reference in the Form S-4 or Joint Proxy Statement/Prospectus, this right of approval shall apply only with respect to information relating to the other party or its business, financial condition or results of operations; and provided, further, that Parent, in connection with a Change in the Parent Recommendation, and the Company, in connection with a Change in the Company Recommendation, may amend or supplement the Joint Proxy Statement/Prospectus or Form S-4 (including by incorporation by reference) pursuant to a Qualifying Amendment to effect such a Change, and in such event, this right of approval shall apply only with respect to information relating to the other party or its business, financial condition or results of operations, and shall be subject to the right of each party to have its board of directors' deliberations and conclusions to be accurately described. Parent will use reasonable commercial efforts to cause the Joint Proxy Statement/Prospectus to be mailed to Parent stockholders, and the Company will use reasonable commercial efforts to cause the Joint Proxy Statement/Prospectus to be mailed to the Company stockholders, in each case, as promptly as practicable after the Form S-4 is declared effective under the Securities Act. Each party hereto will advise the other party, promptly after it receives notice thereof, of the time when the Form S-4 has become effective, the issuance of any stop order, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Joint Proxy Statement/ Prospectus or the Form S-4. If, at any time prior to the Effective Time, any information relating to Parent or the Company, or any of their respective affiliates, officers or directors, is discovered by Parent or the Company and such information should be set forth in an amendment or supplement to any of the Form S-4 or the Joint Proxy Statement/Prospectus so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party hereto discovering such information shall promptly notify the other parties hereto and, to the extent required by law, rules or regulations, an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and disseminated to the stockholders of Parent and the Company.

     (b) The Company shall duly take all lawful action to call, give notice of, convene and hold the Company Stockholders Meeting as soon as practicable on a date determined in accordance with the mutual agreement of Parent and the Company for the purpose of obtaining the Company Stockholder Approval and, subject to Section 6.3, shall take all lawful action to solicit the Company Stockholder Approval. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn or postpone the Company Stockholders Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Joint Proxy Statement/Prospectus is provided to the Company's stockholders in advance of a vote on the Merger and this Agreement or, if as of the time for which the Company Stockholders Meeting is originally scheduled (as set forth in the Joint Proxy Statement/Prospectus) there are insufficient shares of the Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting. The Board of Directors of the Company shall recommend the approval of the plan of merger contained in this Agreement by the stockholders of the Company to the effect as set forth in Section 4.3 (the "Company Recommendation"), and shall not
(i) withdraw, modify or qualify (or propose to withdraw, modify or qualify) in any manner adverse to Parent such recommendation or (ii) take any action or make any statement in connection with the Company Stockholders Meeting inconsistent with such recommendation (collectively, a "Change in the Company Recommendation"); provided, however, that the Board of Directors of the Company may make a Change in the Company Recommendation pursuant to Section 6.3 hereof. Notwithstanding any Change in the Company Recommendation, this Agreement shall be submitted to the stockholders of the Company at the Company Stockholders Meeting for the purpose of approving and adopting this Agreement and the Merger and nothing contained herein shall be deemed to relieve the Company of such obligation unless this Agreement shall have first been terminated as set forth in Section 9.2 or Section 9.3.

     (c) Parent shall duly take all lawful action to call, give notice of, convene and hold the Parent Stockholders Meeting as soon as practicable on a date determined in accordance with the mutual agreement of Parent and the Company for the purpose of obtaining the Parent Stockholder Approval and, subject to Section 6.4, shall take all lawful action to solicit the Parent Stockholder Approval. Notwithstanding anything to the contrary contained in this Agreement, Parent may adjourn or postpone the Parent Stockholders Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Joint Proxy Statement/Prospectus is provided to Parent's shareholders in advance of a vote on the approval of the Merger, the adoption of the Agreement and the approval of the issuance of Parent Common Stock in the Merger and this Agreement or, if as of the time for which the Parent Stockholders Meeting is originally scheduled (as set forth in the Joint Proxy Statement/Prospectus) there are insufficient shares of Parent Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholders Meeting. The Board of Directors of Parent shall recommend the approval of this Agreement and the issuance of Parent Common Stock in the Merger by the stockholders of Parent as set forth in Section 5.3 (the "Parent Recommendation"), and shall not (i) withdraw, modify or qualify (or propose to withdraw, modify or qualify) in any manner adverse to the Company such recommendation or (ii) take any action or make any statement in connection with the Parent Stockholders Meeting inconsistent with such recommendation (collectively, a "Change in the Parent Recommendation"); provided, however, that the Board of Directors of Parent may make a Change in the Parent Recommendation pursuant to Section 6.4 hereof. Notwithstanding any Change in the Parent Recommendation, this Agreement shall be submitted to the stockholders of Parent at the Parent Stockholders Meeting for the purpose of approving and adopting this Agreement and the Merger and the issuance of Parent Common Stock in the Merger and nothing contained herein shall be deemed to relieve Parent of such obligation unless this Agreement shall have first been terminated as set forth in Section 9.2 or Section 9.3.

Section 7.2       Intentionally Omitted.

Section 7.3 Access to Information. Upon reasonable notice, each of Parent and the Company shall (and shall cause its Subsidiaries to) afford to the officers, employees, accountants, counsel, financial advisors and other representatives of the other party reasonable access during normal business hours and during the period prior to the Effective Time, to all its properties, books, contracts, commitments, records, officers and employees and, during such period, each of Parent and the Company shall (and shall cause its Subsidiaries to) furnish promptly to the other party (a) a copy of each report, schedule, registration statement and other document filed, published, announced or received by it during such period pursuant to the requirements of U.S. federal or state securities laws or any other regulatory law, as applicable (other than documents that such party is not permitted to disclose under applicable law), and (b) all other information concerning it and its business, properties and personnel as such other party may reasonably request; provided, however, that either Parent or the Company may restrict the foregoing access to the extent that (i) any law, treaty, rule or regulation of any governmental entity applicable to it or any contract requires it or its Subsidiaries to restrict or prohibit access to any such properties or information or (ii) the information is subject to confidentiality obligations to a third party. Each of Parent and the Company will hold any information obtained pursuant to this Section 7.3 in confidence. Any investigation by either Parent or the Company shall not affect the representations and warranties of the other.

Section 7.4       Reasonable Commercial Efforts.

     (a) Subject to the terms and conditions of this Agreement, each party hereto will use its reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under this Agreement and applicable laws and regulations to consummate the Merger and the other transactions contemplated by this Agreement as soon as practicable after the date hereof, including (i) preparing and filing as promptly as practicable all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all necessary consents and all other consents, waivers, licenses, orders, registrations, approvals, permits, rulings, authorizations and clearances necessary or advisable to be obtained from any third party, any governmental entity and/or self-regulatory body (including without limitation the NASD) in order to consummate the Merger or any of the other transactions contemplated by this Agreement (collectively, the "Required Approvals") and (ii) taking all reasonable steps as may be necessary to obtain all such Required Approvals. In furtherance and not in limitation of the foregoing, each of Parent and the Company agrees, to the extent not already accomplished (i) to make, as promptly as practicable, all necessary filings with governmental entities and/or self-regulatory body (including without limitation the NASD) relating to the Merger and the other transactions contemplated by this Agreement, and, to supply as promptly as practicable any additional information or documentation that may be requested pursuant to such laws or by such governmental entities or any other applicable regulatory law and the receipt of Required Approvals under such other laws or from such governmental entities as soon as practicable and (ii) not to extend any waiting period under any applicable regulatory law, except with the prior written consent of the other parties hereto (which consent shall not be unreasonably withheld or delayed). Notwithstanding anything to the contrary in this Agreement, neither Parent nor the Company nor any of their respective Subsidiaries shall be required to hold separate (including by trust or otherwise) or to divest or agree to divest any of their respective businesses or assets, or to take or agree to take any action or agree to any limitation that could reasonably be expected to have a Material Adverse Effect on Parent (assuming the Merger has been consummated) or to substantially impair the benefits to Parent and the Company expected, as of the date hereof, to be realized from consummation of the Merger, and neither Parent or the Company shall be required to agree to or effect any divestiture, hold separate any business or take any other action that is not conditional on the consummation of the Merger.

     (b) Each of the Company and Parent shall, in connection with the efforts referenced in Section 7.4(a) to obtain all Required Approvals, use its reasonable commercial efforts to: (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) subject to applicable law, permit the other party to review in advance any proposed written communication between it and any governmental entity; (iii) promptly inform each other of (and, at the other party's reasonable request, supply to such other party) any communication (or other correspondence or memoranda) received by such party from, or given by such party to any governmental entity and of any material communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby; and (iv) consult with each other in advance to the extent practicable of any meeting or conference with any governmental entity or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by such applicable governmental entity or other Person, give the other party the opportunity to attend and participate in such meetings and conferences.

     (c) In furtherance and not in limitation of the covenants of the parties hereto contained in Section 7.4(a) and 7.4(b), if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging any transaction contemplated by this Agreement as violative of any applicable regulatory law of the United States, or if any statute, rule, regulation, executive order, decree, injunction or administrative order is enacted, entered, promulgated or enforced by a governmental entity that would make the Merger or the other transactions contemplated hereby illegal or would otherwise prohibit or materially impair or delay the consummation of the Merger or the other transactions contemplated hereby, each of the Company and Parent shall cooperate in all respects with each other and use its respective reasonable commercial efforts, including, subject to Section 7.4(a), selling, holding separate or otherwise disposing of or conducting their business in a specified manner, or agreeing to sell, hold separate or otherwise dispose of or conduct their business in a specified manner or permitting the sale, holding separate or other disposition of, any assets of Parent, the Company or their respective Subsidiaries or the conducting of their business in a specified manner, to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger or the other transactions contemplated by this Agreement and to have such statute, rule, regulation, executive order, decree, injunction or administrative order repealed, rescinded or made inapplicable so as to permit consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 7.4 shall limit a party's right to terminate this Agreement pursuant to Section 9.1(b) or Section 9.1(c) so long as such party hereto has up to then complied with its obligations under this Section 7.4.

     (d) Each of Parent and the Company and their respective Boards of Directors shall, if any state takeover statute or similar statute becomes applicable to this Agreement, the Merger or any other transactions contemplated hereby, take all action reasonably necessary to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated hereby and otherwise to minimize the effect of such statute or regulation on this Agreement, the Merger and the other transactions contemplated hereby.

Section 7.5 Public Announcements. Before issuing any press release or otherwise making any public statements with respect to the Merger, Parent and the Company will consult with each other as to its form and substance and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law, the rules and regulations of the SEC, the NASD or the OTC.

Section 7.6 Notification of Certain Matters. Each of the Company and Parent shall give prompt notice to the other party of (a) any notice of, or other communication relating to, a breach of this Agreement or event which, with notice or lapse of time or both, would become a breach, received by it or any of its Subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any contract to which it or any of its Subsidiaries is a party or it, any of its Subsidiaries or any of its or their respective properties is subject, which breach would be reasonably likely to have a Material Adverse Effect on it, or (b) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement.

Section 7.7 Expenses. Except as set forth in Section 9.5, Parent and the Company shall bear their respective expenses incurred in connection with the Merger, including, without limitation, the preparation, execution and performance of this Agreement and the transactions contemplated hereby, and all Third Party Expenses, except that expenses incurred in printing, mailing and filing (including without limitation, SEC filing fees and stock exchange listing application fees) the Form S-4 and the Joint Proxy Statement/Prospectus shall be shared equally by the Company and the Parent.

Section 7.8 Affiliates. Section 7.8 of the Disclosure Schedule contains a complete and accurate list of those persons who may be deemed to be, in the Company's reasonable judgment, "affiliates" of the Company within the meaning of Rule 145 promulgated under the Securities Act (each, a "Company Affiliate" and collectively, the "Company Affiliates"). The Company shall provide Parent with such information and documents as Parent reasonably requests for purposes of reviewing such list. The Company shall use commercially reasonable efforts to cause each person who is identified as an "affiliate" in the Disclosure Schedule to deliver to Parent, prior to the Effective Time, a written agreement in a form attached hereto as Exhibit B pursuant to which they will confirm their obligations under SEC Rule 145 as an "affiliate."

Section 7.9 OTC Listing. If but only if required by the OTC, Parent shall promptly prepare and submit to the OTC an application or other notice covering the shares of Parent Common Stock issuable in the Merger and upon exercise of the Company Warrants, Company Options and Company Convertible Debt, and shall use commercially reasonable efforts to obtain, prior to the Effective Time, approval (if required) for the listing of such Parent Common Stock, subject to official notice of issuance, if applicable.

Section 7.10 Payment of Dividends on Company Preferred Stock Parent and the Company hereby covenant and agree that it is the intention of the parties that, subject to the applicable provisions of the DGCL, the Parent shall declare and pay, on the next scheduled dividend date after the Effective Date, dividends on the Company Preferred Stock (including any cumulative and unpaid dividends on the Parent Series B Preferred Stock received in the exchange for the former Company Series A Preferred Stock and any cumulative and unpaid dividends on the Parent Series C Preferred Stock received in the exchange for the former Company Series B Preferred Stock).

Section 7.11      Indemnification.

     (a) For a period of six years after the Effective Time, Parent will cause the Surviving Corporation to indemnify, defend and hold harmless each present and former director and officer of the Company (when acting in such capacity) determined as of the Effective Time (the "Indemnified Parties"), against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under the NJBCA and its certificate of incorporation, bylaws and other agreements in effect on the date hereof to indemnify such Person.

     (b) The Parent shall procure, fund and maintain continuing directors and officers liability insurance coverage for a period not to exceed six years after the Effective Time (the "Tail Coverage") in an amount and upon terms substantially equivalent, but not superior, to such insurance of the Company in effect as of the date hereof, provided, in no event shall the Parent be required to pay aggregate premiums for insurance under this section in excess of 200% of the aggregate premiums paid by the Company in 2004.

                                   ARTICLE 8

                            CONDITIONS TO THE MERGER

Section 8.1 Conditions to the Obligations of Each Party. The obligations of the Company, Parent and MERGER SUB to consummate the Merger are subject to the satisfaction (or, to the extent legally permissible, waiver) at or prior to the Closing of the following conditions:

     (a) Parent shall have obtained Parent Stockholder Approval and the Company shall have obtained Company Stockholder Approval;

     (b) No provision of any applicable law or regulation and no judgment, injunction, order or decree shall prohibit or enjoin the consummation of the Merger;

     (c) All required approvals, applications or notices with governmental entities and/or self-regulatory agencies shall have been obtained, including, without limitation, the NASD (the "Approvals"), except those Approvals the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent or the Company;

     (d) The Form S-4 shall have been declared effective under the Securities Act and no stop order suspending the effectiveness of the Form S-4 shall be in effect and no proceedings for such purpose shall be pending before or threatened by the SEC;

     (e) The shares of Parent Common Stock to be issued in the Merger shall have been approved for listing on the OTC, subject to official notice of issuance, if required;

     (f) As of the Closing Date, to be effective as of the Effective Time, (i) the Board of Directors of Parent will consist of Messrs. Mark Goldwasser, Steven
B. Sands, William Kurinsky and Victor Kurylak, one other designee of each of the Parent and the Company and one other mutually agreed upon designee, who shall serve as chairman (and who shall not be any one of the four named foregoing persons), (ii) the Board of Directors of the Parent Subsidiaries (including the Surviving Corporation and its subsidiaries) shall consist of Messrs. Mark Goldwasser and Victor Kurylak, (iii) except as set forth in Section 3.4, the officers of the Parent Subsidiaries (including the Surviving Corporation and its subsidiaries) shall consist of those persons who are officers of such entities as of the Effective Date and (iv) the officers of the Parent shall consist of those persons and those titles set forth in Section 3.4, except that Robert Daskal shall be the Chief Financial Officer of Parent;

     (g) Parent and/or the Company shall have successfully consummated a financing (of equity, debt or a combination thereof) or series of related financing between the date of this Agreement and the Effective Date of no less than $4 million in the aggregate;

     (h) Parent shall have entered into written employment agreements with Messrs. Victor Kurylak and Mark Goldwasser in form and substance mutually agreeable, which employment agreements shall (x) other than their specific titles, be identical on all terms and conditions and (y) specify that neither shall report to each other, but only to the Board of Directors of the Parent;

     (i) No office of either National or FMSC conducting securities brokerage business with (i) revenues that constitute more than 10% of the consolidated revenues of the Parent or the Company, respectively, in the most recent fiscal quarter or (ii) registered representatives representing more that 10% of the total registered representatives of National or FMSC, respectively, terminated their employment or affiliation with National or FMSC, as the case may be;

     (j) The Company shall have entered into a separation and release agreement with Mr. Herb Kurinsky pursuant to which Mr. Kurinsky shall have terminated his employment agreement and status as a director with the Company in form and substance reasonably acceptable to the Parent and the Company; and

     (k) Each of the Agreeing Parties' respective clearing firms shall have agreed that the transactions contemplated by this Agreement do not trigger acceleration of indebtedness thereunder or shall otherwise modified their existing clearing arrangements to consolidate same or made such other arrangements reasonably acceptable to Parent and the Company.

Section 8.2 Conditions to the Obligations of Parent and MERGER SUB. The obligations of Parent and MERGER SUB to consummate the Merger are subject to the satisfaction (or, to the extent legally permissible, waiver) of the following further conditions:

     (a) (i) The Company shall have performed in all material respects all of its obligations and covenants hereunder required to be performed by it at or prior to the Effective Time, (ii) the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same force and effect as if made on the Closing Date (provided that any such representation and warranty made as of a specific date shall be true and correct as of such specific date), and (iii) Parent shall have received a certificate signed by the chief executive officer of the Company to the foregoing effect;

     (b) The Company shall have received all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby in connection with the agreements, contracts, investment advisory agreements, licenses or leases set forth in Section 4.5 of the Company Disclosure Schedule, except those consents, waivers or approvals the failure to obtain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company;

     (c) There shall not be pending any suit, proceeding or investigation: (i) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement; (ii) relating to the Merger and seeking to obtain from Parent or any of its Subsidiaries any damages that may be material to Parent; (iii) seeking to prohibit or limit in any material respect Parent's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Surviving Corporation; or (iv) which, if adversely determined could have a Material Adverse Effect on the Company or Parent; and

     (d) There shall have not occurred any event or change since the date of the Agreement that has had or could reasonably be expected to have a Material Adverse Effect on the Company.

     (e) The Company shall have received from Capitalink, L.C. an opinion as to the fairness to the Company from a financial point of view of the consideration to be offered by Parent in connection with the transactions contemplated hereby; and

     (g) Parent shall have received reasonably acceptable documentation relating to the termination of the Company's stock option plans and releases from all participants in such plan.

Section 8.3 Conditions to the Obligations of the Company. The obligation of the Company to consummate the Merger is subject to the satisfaction (or, to the extent legally permissible, waiver) of the following further conditions:

     (a) Parent shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time, (ii) the representations and warranties of Parent contained in this Agreement shall be true and correct in all material respects as of the Closing Date with the same force and effect as if made on the Closing Date (provided that any such representation and warranty made as of a specific date shall be true and correct as of such specific date), except for such inaccuracies that individually or in the aggregate do not have a Material Adverse Effect on Parent as of the Closing Date and except for changes contemplated by this Agreement, and (iii) the Company shall have received a certificate signed by the chief executive officer of Parent to the foregoing effect;

     (b) Parent shall have received all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby in connection with the agreements, contracts, licenses or leases set forth in
Section 5.5 of the Parent Disclosure Schedule, except those consents, waivers or approvals the failure to obtain would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Parent;

     (c) There shall not be pending any suit, proceeding or investigation: (i) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement; (ii) relating to the Merger and seeking to obtain from Company or any of its Subsidiaries any damages that may be material to Company; (iii) seeking to prohibit or limit in any material respect Company's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Surviving Corporation; or (iv) which, if adversely determined could have a Material Adverse Effect on the Company or Parent.

     (d) There shall have not occurred any event or change since the date of the Agreement that has had or could reasonably be expected to have a Material Adverse Effect on Parent; and

     (e) Parent shall have received from McColl Garella LLC an opinion as to the fairness to the Parent from a financial point of view of the consideration to be offered by Parent in connection with the transactions contemplated hereby.

                                   ARTICLE 9

                                   TERMINATION

Section 9.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the stockholders of the Company or Parent:

     (a) By mutual consent of Parent and the Company;

     (b) By either Parent or the Company if the Merger shall not have been consummated on or before August 31, 2005 (the "End Date"), which date may be extended by mutual written consent of the parties hereto; provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a material breach of this Agreement.

     (c) by either Parent or the Company, if any governmental entity shall have issued an order (other than a temporary restraining order), decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger, and such order, decree, ruling or other action shall have become final and nonappealable; provided that the party seeking to terminate this Agreement shall have used commercially reasonable efforts to avoid, remove or lift such order, decree or ruling; or

     (d) by either Parent or the Company, if either the Company Stockholder Approval or the Parent Stockholder Approval has not been obtained by reason of the failure to obtain the required vote at the Company Stockholder Meeting or the Parent Stockholder Meeting as applicable; or

     (e) by either Parent or the Company, if more than 5% of the outstanding shares of the Company common shares having properly demanded appraisal rights; or

     (f) by either Parent or the Company, if the NASD does not approve the change of control of either National or FMSC, or if such change of control would be approved, the NASD would assess or impose fines, penalties or similar required payments of $250,000 or more; or

     (g) by either Parent of the Company on or before February 28, 2005 if the result of their respective due diligence investigation of the other party is not reasonably satisfactory to itself; provided, however, that the foregoing shall not terminate or waive the right of either party to conduct continuing due diligence investigation of the other party thereafter.

Section 9.2 Termination by Parent. This Agreement may be terminated by action of the Board of Directors of Parent, at any time prior to the Effective Time, before or after Company Stockholder Approval, if: (a) the Company shall have failed to comply in any material respect with any of the covenants or agreements contained in Article 2, Article 6 and Article 7 of this Agreement to be complied with or performed by the Company at or prior to such date of termination; provided, however, that if such failure to comply is capable of being cured prior to the End Date, such failure shall not have been cured within thirty (30) days of delivery to the Company of written notice of such failure; (b) there exists a breach or breaches of any representation or warranty of the Company contained in this Agreement such that the closing condition set forth in Section 8.2(a) would not be satisfied; provided, however, that if such breach or breaches are capable of being cured prior to the End Date, such breaches shall not have been cured within thirty (30) days of delivery to the Company of written notice of such breach or breaches; (c) the Board of Directors of the Parent or any committee thereof shall have caused Parent to enter into, or recommended that Parent stockholders approve and adopt, any Parent Acquisition Proposal; or (d) a Company Triggering Event (as defined below) shall have occurred.

         For the purposes of this Agreement, a "Company Triggering Event" shall be deemed to have occurred if: (a) there shall have occurred a Change in Company Recommendation; (b) the Company shall have failed to include in the Joint Proxy Statement/Prospectus the recommendation of the Board of Directors of the Company in favor of the adoption and approval of the Agreement and the approval of the Merger; (c) the Board of Directors of the Company or any committee thereof shall have approved or recommended any Superior Proposal with respect to the Company; or (d) a tender or exchange offer relating to securities of the Company shall have been commenced by a Person unaffiliated with Parent and the Company shall not have sent to its security holders pursuant to Rule 14e-2 promulgated under the Exchange Act, within ten (10) business days after such tender or exchange offer is first published, sent or given, a statement disclosing that the Company recommends rejection of such tender or exchange offer.

Section 9.3 Termination by the Company. This Agreement may be terminated at any time prior to the Effective Time, before or after the approval by the stockholders of the Company, by action of the Board of Directors of the Company, if: (a) Parent shall have failed to comply in any material respect with any of the covenants or agreements contained in Article 2, Article 6 and Article 7 of this Agreement to be complied with or performed by Parent at or prior to such date of termination; provided, however, that if such failure to comply is capable of being cured prior to the End Date, such failure shall not have been cured within thirty (30) days of delivery to Parent of written notice of such failure; (b) there exists a breach or breaches of any representation or warranty of Parent contained in this Agreement such that the closing condition set forth in Section 8.3(a) would not be satisfied; provided, however, that if such breach or breaches are capable of being cured prior to the End Date, such breaches shall not have been cured within thirty (30) days of delivery to Parent of written notice of such breach or breaches; (c) (i) the Board of Directors of the Company authorizes the Company, subject to complying with the terms of this Agreement, to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal with respect to the Company and the Company notifies Parent in writing in accordance with Section 6.3 that it intends to enter into such an agreement, attaching the most current version of such agreement (or a description of all material terms and conditions thereof) to such notice and (ii) the Company upon such termination pursuant to this clause
(c) pays to Parent in immediately available funds the fees required to be paid pursuant to Section 9.5, or (d) a Parent Triggering Event shall have occurred.

         For the purposes of this Agreement, a "Parent Triggering Event" shall be deemed to have occurred if: (a) there shall have occurred a Change in Parent Recommendation; (b) the Board of Directors of the Parent or any committee thereof shall have caused Parent to enter into, or recommended that Parent stockholders approve and adopt, any Parent Acquisition Proposal; or (c) a tender or exchange offer relating to securities of the Parent shall have been commenced by a Person unaffiliated with Company and the Parent shall not have sent to its security holders pursuant to Rule 14e-2 promulgated under the Exchange Act, within ten (10) business days after such tender or exchange offer is first published, sent or given, a statement disclosing that the Parent recommends rejection of such tender or exchange offer.

Section 9.4 Procedure for Termination. In the event of termination by Parent or the Company pursuant to this Article 9, written notice thereof shall forthwith be given to the other.

Section 9.5 Effect of Termination. In the event of termination of this Agreement pursuant to this Article 9, this Agreement shall forthwith become null and void, no party hereto (or any of its directors or officers) shall have any liability or further obligation to any other party to this Agreement, except as provided in this Section 9.5 and Section 7.7 hereof, and except to the extent that such termination results from willful and material breach by a party of any of its representations, warranties, covenants or agreements set forth in Agreement in which case such party shall be liable for all resulting liabilities or damages. In the event of a termination by Parent under Section 9.2(d) hereof or a termination by the Company pursuant to Section 9.3(c) hereof, the Company shall pay to Parent an amount equal to Two Hundred Thousand Dollars ($200,000), plus the actual out of pocket expenses that Parent has incurred and is expected to incur after such termination in connection with the transactions contemplated by this Agreement ("Parent Expenses") and which amount shall represent the entire amount that Parent is entitled to receive with respect to such expenses, including, but not limited to, fees and expenses of Parent's counsel, accountants and financial advisors. In the event of a termination by the Company under Section 9.3(d) hereof or a termination by the Parent pursuant to Section 9.2(c) hereof, the Parent shall pay to the Company an amount equal to Two Hundred Thousand Dollars ($200,000), plus the actual out of pocket expenses that the Company has incurred and is expected to incur after such termination in connection with the transactions contemplated by this Agreement ("Company Expenses") and which amount shall represent the entire amount that the Company is entitled to receive with respect to such expenses, including, but not limited to, fees and expenses of Company's counsel, accountants and financial advisors.

                                   ARTICLE 10

                                  MISCELLANEOUS

Section 10.1 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered personally or sent by certified mail, postage prepaid, by facsimile (with receipt confirmed and promptly confirmed by personal delivery, U.S. first class mail, or courier), or by courier service, as follows:

         If to Parent or MERGER SUB to:

                  Olympic Cascade Financial Corporation
                  120 Broadway
                  27th Floor
                  New York, New York 10271
                  Facsimile: 212 417-8010
                  Attn:  Mark Goldwasser, President and Chief Executive Officer


         with a copy to:

                  Littman Krooks LLP
                  655 Third Avenue, 20th Floor
                  New York, NY 10017
                  Facsimile: (212) 490-2990
                  Attention: Mitchell C. Littman, Esq.

         If to the Company to:

                  First Montauk Financial Corp.
                  Parkway 109 Office Center
                  328 Newman Springs Road
                  Red Bank, NJ 07701
                  Facsimile: 732-842-9047
                  Att:  Chief Executive Officer

         with a copy to:

                  Goldstein & DiGioia, LLP
                  45 Broadway, 11th Flour
                  New York NY 10016
                  Att.: Victor DiGioia, Esq.

Section 10.2 Non-Survival of Representations and Warranties. The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time or the termination of this Agreement.

Section 10.3      Amendments; No Waivers.

     (a) Any provision of this Agreement (including the Exhibits and Schedules hereto) may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Parent and MERGER SUB, or in the case of a waiver, by the party against whom the waiver is to be effective; provided that after the adoption of this Agreement by the stockholders of the Company, no such amendment or waiver shall, without the further approval of such stockholders, alter or change (i) the amount or kind of consideration to be received in exchange for any shares of capital stock of the Company, or (ii) any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of any shares of capital stock of the Company.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 10.4 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto except that MERGER SUB may transfer or assign, in whole or from time to time in part, to one or more of its affiliates, its rights under this Agreement, but any such transfer or assignment will not relieve MERGER SUB of its obligations hereunder.

Section 10.5 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Delaware, without regard to principles of conflicts of law.

Section 10.6 Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in the state or federal court of the State of Delaware, and each of the parties hereby consents to the jurisdiction of such court (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 10.6 shall be deemed effective service of process on such party.

Section 10.7 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 10.8 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts and by facsimile, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

Section 10.9 Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof. Except as expressly provided in Section 7.11(d), no provision of this Agreement or any other agreement contemplated hereby is intended to confer on any Person other than the parties hereto any rights or remedies.

Section 10.10 Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Section 10.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, all as of the date first above written.


                                 OLYMPIC CASCADE FINANCIAL CORPORATION


                                 By:/s/ Mark Goldwasser
                                    -----------------------------------------
                                    Name: Mark Goldwasser
                                    Title: President and Chief Executive Officer


                                 MERGER SUB ACQUISITION CORPORATION


                                 By:/s/ Mark Goldwasser
                                    -----------------------------------------
                                    Name:  Mark Goldwasser
                                    Title: Chief Executive Officer

                                 FIRST MONTAUK FINANCIAL CORP.



                                 By:/s/ Victor K. Kurylak
                                    -----------------------------------------
                                    Name:  Victor K. Kurylak
                                    Title: President and Chief Executive Officer

                                   EXHIBIT A-1

                      COMPANY STOCKHOLDER VOTING AGREEMENT



                                VOTING AGREEMENT

         This VOTING AGREEMENT (the "Agreement") is made and entered into as of February 10, 2005, between and among OLYMPIC CASCADE FINANCIAL CORPORATION, a Delaware corporation ("Parent"), and the undersigned stockholder (the "Stockholder") of FIRST MONTUAK FINANCIAL CORP., a New Jersey corporation (the "Company"). All capitalized terms herein not otherwise defined shall have the meaning ascribed to them in the Merger Agreement (as defined below).

                                    RECITALS

         WHEREAS, pursuant to an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement") by and among Parent, MERGER SUB, a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB"), and the Company, MERGER SUB is merging with and into the Company (the "Merger") and the Company, as the surviving corporation of the Merger, will thereby become a wholly owned subsidiary of Parent;

         WHEREAS, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of shares of the outstanding (i) common stock, no par value per share, and (ii) Series B Preferred Stock, $0.10 par value per share, of the Company in the amounts indicated on the final page of this Agreement (the "Shares"); and

         WHEREAS, in consideration of the execution of the Merger Agreement by Parent, the Stockholder agrees (i) not to transfer or otherwise dispose of any of such Stockholder's Shares or New Shares (as defined below), or any and all other shares or securities of the Company issued, issuable, exchanged or exchangeable in respect of any Shares or New Shares (collectively with respect to each Stockholder, the "Securities"), and (ii) agrees to vote such Stockholder's Securities as set forth herein.

         NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties agree as follows:

     1. Agreement to Retain Shares.

     1.1 Transfer and Encumbrance. The Stockholder agrees to be subject to such Stockholder's Proxy (as defined in Section 3) and agrees that it will not take or permit any action to, directly or indirectly, (i) transfer, sell, assign, give, pledge, exchange or pledge, or otherwise dispose of or encumber the Stockholder's Securities prior to the Expiration Date, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date; (ii) deposit any of the Stockholder's Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Stockholder's Securities or grant any proxy or power of attorney with respect thereto, in each case, in a manner that conflicts or may conflict with the Stockholder's obligations hereunder, or (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer, exchange or other disposition of or transfer of any interest in or the voting of any of the Stockholder's Securities, in each case, in a manner that conflicts or may conflict with the Stockholder's obligations hereunder. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time (as such terms is defined in the Merger Agreement), and (ii) the date on which the Merger Agreement is terminated in accordance with its terms (including any extensions to the Merger Agreement, as provided for therein).

     1.2 New Shares. The Stockholder agrees that any shares or securities of the capital stock of the Company that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date (the "New Shares"), and any and all other shares or securities of the Company issued, issuable, exchanged or exchangeable in respect of any New Shares, shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

     2. Agreement to Vote. At every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, the Stockholder agrees to vote such Stockholder's Securities: (i) in favor of approval of the Merger Agreement, the Merger, the transactions contemplated thereby and any matter that could reasonably be expected to facilitate the Merger; (ii) in favor of any alternative structure as may be agreed upon by Parent and the Company to effect the acquisition by Parent of the Company or of control of the Company; provided that such alternative structure is on terms in the aggregate no less favorable to the Company's stockholders than the terms of the Merger set forth in the Merger Agreement; and (iii) against the consummation of any Superior Proposal or any other action, proposal, agreement or transaction (other than the Merger, the Merger Agreement or the transactions contemplated thereby) that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, which could result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled or which would be inconsistent with the Merger or any other transaction contemplated by the Merger Agreement. Prior to the Expiration Date, the Stockholder will not enter into any agreement or understanding with any person or entity to vote or give instructions in any manner inconsistent with this Section 2. This Agreement is intended to bind the Stockholder as a stockholder of the Company only with respect to the specific matters set forth herein.

     3. Proxy. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to Parent a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the extent provided in
Section 14A:5-19 of the New Jersey Business Corporation Act covering the total number of Securities beneficially owned or as to which beneficial ownership is acquired (as such term is defined in Rule 13d-3 under the Exchange Act) by such Stockholder. The Proxy shall not be terminated by any act of the Stockholder or by operation of law, whether by the death or incapacity of the Stockholder or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the Stockholder is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership). If between the execution hereof and the Expiration Date, the Stockholder should die or become incapacitated, or if any trust or estate holding the Securities should be terminated, or if any corporation or partnership holding the Securities should be dissolved or liquidated, or if any other such similar event or events shall occur before the Expiration Date, certificates representing the Securities shall be delivered by or on behalf of the Stockholder in accordance with the terms and conditions of the Merger Agreement and this Agreement, and actions taken by Parent hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other similar event or events had not occurred, regardless of whether or not Parent has received notice of such death, incapacity, termination, dissolution, liquidation or other event.

     4. No Opposition. The Stockholder agrees not to take, or cause to be taken, any action inconsistent with the consummation of the Merger and the transactions contemplated by the Merger Agreement. The Stockholder agrees to take, or cause to be taken, all actions necessary to facilitate, encourage or otherwise support the Merger and the transactions contemplated by the Merger Agreement.

     5. Acknowledgement. The parties acknowledge and agree that neither Parent, nor Parent's successors, assigns, subsidiaries, divisions, employees, officers, directors, stockholders, agents and affiliates shall owe any duty to, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorney's fees) and compensation of any kind or nature whatsoever to the Stockholder in connection with or as a result of any voting (or refrain from voting) by Parent of the Securities subject to the Proxy hereby granted to Parent at any annual, special or other meeting or action or the execution of any consent of the stockholders of the Company. The parties acknowledge that, pursuant to the authority hereby granted under the Proxy, Parent may vote the Securities in furtherance of its own interests, and Parent is not acting as a fiduciary for the Stockholder.

     6. Intentionally deleted

     7.   Representations,   Warranties  and  Covenants  of   Stockholder.   The
Stockholder hereby represents, warrants and covenants to Parent that:

     7.1 Ownership. The Stockholder has good and marketable title to, and is the sole legal and beneficial owner of the Shares, in each case free and clear of all Liens. As of the date hereof, the Stockholder does not beneficially own any shares or securities of the capital stock of the Company other than such Stockholder's Shares.

     7.2 Authorization. The Stockholder has all requisite power and authority to execute and deliver this Agreement and the Proxy and to consummate the transactions contemplated hereby and thereby and has sole voting power and sole power of disposition, with respect to all of the Shares with no restrictions on its voting rights or rights of disposition pertaining thereto. The Stockholder has duly executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms.

     7.3 No Violation. Neither the execution, delivery and performance of this Agreement or the Proxy nor the consummation of the transactions contemplated hereby and thereby will (i) require the Stockholder to file or register with, or obtain any material permit, authorization, consent or approval of, any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity; (ii) violate, or cause a breach of or default (or an event which with notice or the lapse of time or both would become a default) under, any contract, agreement or understanding, any statute or law, or any judgment, decree, order, regulation or rule of any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity or any arbitration award binding upon the Stockholder; or (iii) cause the acceleration of any obligation under or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrances on any property or asset of the Stockholder pursuant to any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, ordinance, regulation or decree to which the Stockholder is subject or by which the Stockholder or any of the Stockholder's properties or assets are bound. No proceedings are pending which, if adversely determined, will have a material adverse effect on any ability to vote or dispose of any of the Shares. The Stockholder has not previously assigned or sold any of the Shares to any third party.

     8. Further Assurances. The Stockholder hereby covenants and agrees to execute and deliver, or cause to be executed or delivered, such additional proxies, consents, waivers and other instruments, and undertake any and all further action, necessary or desirable, in the reasonable opinion of Parent, to carry out the purpose and intent of this Agreement and to consummate the Merger under the terms of the Merger Agent or any other agreement to which such Stockholder is a party.

     9. Termination. This Agreement and the Proxies delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date; provided that nothing herein shall relieve any party from liability hereof for breaches of this Agreement prior to the Expiration Date or for breaches of Section 6 after the Expiration Date.

     10. Miscellaneous.

     10.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of this terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     10.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and insure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other; provided, however, that each of Parent and MERGER SUB may freely assign its rights to another director or indirect wholly owned subsidiary of Parent or MERGER SUB without such prior written approval but no such assignment shall relieve Parent or MERGER SUB of any of its obligations hereunder. Any purported assignment without such consent shall be void.

     10.3 Amendment and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

     10.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

     10.5 Notices. All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered by hand or national overnight courier service, transmitted by telecopy or mailed by registered or certified mail, postage prepaid (effective when delivered by hand or telecopy, one day after dispatch by overnight courier, and three business days after dispatch by mail), as follows:

                           (a) if to Parent or MERGER SUB, to:

                           Olympic Cascade Financial Corporation
                           120 Broadway
                           27th Floor
                           New York, New York 10271
                           Facsimile: 212 417-8010
                           Attn: Mark Goldwasser, President and Chief Executive Officer

                           with a copy to:

                           Littman Krooks LLP
                           655 Third Avenue
                           New York, NY  10017
                           Attention: Mitchell C. Littman, Esq.
                           Facsimile No.:  (212) 490-2990
                           Telephone No.:  (212) 490-2020

                           (b) if to the Stockholder, to the address set forth beneath such Stockholder's signature below.

     10.6 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     10.7 Entire Agreement. This Agreement, the Proxy and the Merger Agreement contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matters.

     10.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     10.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

     10.10 Jurisdiction.Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in the state or federal court of the State of Delaware, and each of the parties hereby consents to the jurisdiction of such court (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 10.10 shall be deemed effective service of process on such party.

     10.11  No   Limitation   on  Actions  of  the   Stockholder   as  Director.
Notwithstanding anything to the contrary in this Agreement, in the event the Stockholder is an officer or director of the Company, nothing in this Agreement is intended or shall be construed to require the Stockholder, in the Stockholder's capacity as a officer or director of the Company, to act or fail to act in accordance with the Stockholder's fiduciary duties in such capacity.

     10.12 Remedies Not Exclusive. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by either party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     10.13 Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OT OF OR RELATED TO THIS AGREEMENT, THE PROXY OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

     10.14 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Proxy, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     10.15 Disclosure. The Stockholder hereby authorizes Parent to publish or disclosure in any Parent SEC Reports, including, without limitation, a Schedule 13D, its identity and the nature of its commitments, arrangements and understandings under this Agreement.

     10.16 Consent of Spouse. If the Stockholder is married, the Stockholder agrees to deliver to Parent the Consent of Spouse attached hereto as Exhibit B on the date hereof.

     10.17 Legend on Share Certificates. Each certificate representing any Securities shall be endorsed by the Company with a legend reading substantially as follows:

     "THE RIGHT TO VOTE THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A VOTING AGREEMENT, A COPY OF WHICH IS ON FILE AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS."





                [Remainder of the Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the day and year first above written.

                                   OLYMPIC CASCADE FINANCIAL CORP.



                                   By:
                                      ------------------------------------------

                                   Title:
                                         ---------------------------------------


                                   STOCKHOLDER



                                   By:
                                      ------------------------------------------

                                   Stockholder's Address for Notice:


                                   ---------------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------



                                   Shares beneficially owned:

                                   _______ shares of the Company Common Stock

                                   _______ shares of the Company Series B
                                   Preferred Stock





                       SIGNATURE PAGE TO VOTING AGREEMENT

                                    EXHIBIT A

                                      PROXY

                                TO VOTE STOCK OF

                                   THE COMPANY

         The undersigned stockholder of FIRST MONTUAK FINANCIAL CORP., a New Jersey corporation (the "Company"), hereby irrevocably (to the full extent permitted by Section 14A:5-19 of the New Jersey Business Corporation Act, except as provided below) appoints Mark Goldwasser and Robert Daskal of OLYMPIC CASCADE FINANCIAL CORPORATION, a Delaware corporation ("Parent"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of the Company issued, issuable, exchanged or exchangeable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent provided in Section 212 of the Delaware General Corporation Law), is coupled with an interest and is granted pursuant to that certain Voting Agreement dated as of February 10, 2005, by and among Parent and the undersigned stockholder (the "Voting Agreement"), and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger, dated as of February 10, 2005 (the "Merger Agreement"), by and among the Company, Parent and MERGER SUB, a Delaware corporation and wholly owned subsidiary of Parent ("MERGER SUB"). The Merger Agreement provides for the merger of MERGER SUB with and into the Company (the "Merger") with the Company as the surviving corporation. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time (as such terms is defined in the Merger Agreement), and (ii) the date on which the Merger Agreement is terminated in accordance with its terms (including any extensions to the Merger Agreement, as provided for therein).

         The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to Section 14A:5-6 of the New Jersey Business Corporation
Act), at every annual, special or other meeting or action of the stockholders of the Company, as applicable, or at any adjournment thereof and in every written consent in lieu of such meeting: (i) in favor of approval of the Merger Agreement, the Merger, the transactions contemplated thereby and any matter that could reasonably be expected to facilitate the Merger; (ii) in favor of any alternative structure as may be agreed by Parent and the Company to effect the acquisition by Parent of the Company or of control of the Company; provided that such alternative structure is on terms in the aggregate no less favorable to the Company's stockholders than the terms of the Merger set forth in the Merger Agreement; and (iii) against the consummation of any Superior Proposal or any other action, proposal, agreement or transaction (other than the Merger, the Merger Agreement or the transactions contemplated thereby) that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement, which could result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled or which would be inconsistent with the Merger or any other transaction contemplated by the Merger Agreement. The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         This Proxy is irrevocable (to the extent provided in Section 14A:5-19 of the New Jersey Business Corporation Act). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated:  February 10, 2005


                                ------------------------------------------------
                                (Signature of Stockholder)


                                ------------------------------------------------
                                (Print Name of Stockholder)

                                Shares beneficially owned:

                                _______ shares of the Company Common Stock

                                _______ shares of the Company Series B Preferred Stock

                                    EXHIBIT B

                                CONSENT OF SPOUSE


         I, __________________________, spouse of ____________ ("Stockholder"), have read and hereby approve the foregoing Voting Agreement. In consideration of the benefits to which the Stockholder is entitled under the Voting Agreement, I hereby agree to be irrevocably bound by the Voting Agreement and further agree that any community property or other such interest shall be similarly bound by the Voting Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Voting Agreement.



                                ------------------------------------------------
                                              Spouse of Stockholder

                                   EXHIBIT A-2

                       PARENT STOCKHOLDER VOTING AGREEMENT

                                VOTING AGREEMENT

         This VOTING AGREEMENT (the "Agreement") is made and entered into as of February 10, 2005, between and among FIRST MONTUAK FINANCIAL CORP., a New Jersey corporation (the "Company"), and the undersigned stockholder (the "Stockholder") of OLYMPIC CASCADE FINANCIAL CORPORATION, a Delaware corporation ("Parent"). All capitalized terms herein not otherwise defined shall have the meaning ascribed to them in the Merger Agreement (as defined below).

                                    RECITALS

         WHEREAS, pursuant to an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement") by and among Parent, MERGER SUB, a Delaware corporation and a wholly owned subsidiary of Parent ("MERGER SUB"), and the Company, MERGER SUB is merging with and into the Company (the "Merger") and the Company, as the surviving corporation of the Merger, will thereby become a wholly owned subsidiary of Parent;

         WHEREAS, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of shares of the outstanding (i) common stock, $0.02 par value per share, and (ii) Series A Preferred Stock, $0.01 par value per share, of Parent in the amounts indicated on the final page of this Agreement (the "Shares"); and

         WHEREAS, in consideration of the execution of the Merger Agreement by Company, the Stockholder agrees (i) not to transfer or otherwise dispose of any of such Stockholder's Shares or New Shares (as defined below), or any and all other shares or securities of Parent issued, issuable, exchanged or exchangeable in respect of any Shares or New Shares (collectively with respect to each Stockholder, the "Securities"), and (ii) agrees to vote such Stockholder's Securities as set forth herein.

         NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties agree as follows:

        1. Agreement to Retain Shares.

     1.1 Transfer and Encumbrance. The Stockholder agrees to be subject to such Stockholder's Proxy (as defined in Section 3) and agrees that it will not take or permit any action to, directly or indirectly, (i) transfer, sell, assign, give, pledge, exchange or pledge, or otherwise dispose of or encumber the Stockholder's Securities prior to the Expiration Date, or to make any offer or agreement relating thereto, at any time prior to the Expiration Date; (ii) deposit any of the Stockholder's Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Stockholder's Securities or grant any proxy or power of attorney with respect thereto, in each case, in a manner that conflicts or may conflict with the Stockholder's obligations hereunder, or (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer, exchange or other disposition of or transfer of any interest in or the voting of any of the Stockholder's Securities, in each case, in a manner that conflicts or may conflict with the Stockholder's obligations hereunder. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time (as such terms is defined in the Merger Agreement), and (ii) the date on which the Merger Agreement is terminated in accordance with its terms (including any extensions to the Merger Agreement, as provided for therein).

     1.2 New Shares. The Stockholder agrees that any shares or securities of the capital stock of Parent that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date (the "New Shares"), and any and all other shares or securities of Parent issued, issuable, exchanged or exchangeable in respect of any New Shares, shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

     2. Agreement to Vote. At every meeting of the stockholders of Parent called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of Parent with respect to any of the following, the Stockholder agrees to vote such Stockholder's Securities: (i) in favor of approval of the Merger Agreement, the Merger, the transactions contemplated thereby and any matter that could reasonably be expected to facilitate the Merger; (ii) in favor of any alternative structure as may be agreed upon by Parent and the Company to effect the acquisition by Parent of the Company or of control of the Company; provided that such alternative structure is on terms in the aggregate no less favorable to Parent's stockholders than the terms of the Merger set forth in the Merger Agreement; and (iii) against the consummation of any Superior Proposal or any other action, proposal, agreement or transaction (other than the Merger, the Merger Agreement or the transactions contemplated thereby) that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent under the Merger Agreement, which could result in any of the conditions to Parent's obligations under the Merger Agreement not being fulfilled or which would be inconsistent with the Merger or any other transaction contemplated by the Merger Agreement. Prior to the Expiration Date, the Stockholder will not enter into any agreement or understanding with any person or entity to vote or give instructions in any manner inconsistent with this Section 2. This Agreement is intended to bind the Stockholder as a stockholder of Parent only with respect to the specific matters set forth herein.

     3. Proxy. Concurrently with the execution of this Agreement, the Stockholder agrees to deliver to the Company a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the extent provided in
Section 212 of the Delaware General Corporation Law, covering the total number of Securities beneficially owned or as to which beneficial ownership is acquired (as such term is defined in Rule 13d-3 under the Exchange Act) by such Stockholder. The Proxy shall not be terminated by any act of the Stockholder or by operation of law, whether by the death or incapacity of the Stockholder or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the Stockholder is acting as a fiduciary or fiduciaries or the dissolution or liquidation of any corporation or partnership). If between the execution hereof and the Expiration Date, the Stockholder should die or become incapacitated, or if any trust or estate holding the Securities should be terminated, or if any corporation or partnership holding the Securities should be dissolved or liquidated, or if any other such similar event or events shall occur before the Expiration Date, certificates representing the Securities shall be delivered by or on behalf of the Stockholder in accordance with the terms and conditions of the Merger Agreement and this Agreement, and actions taken by the Company hereunder shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other similar event or events had not occurred, regardless of whether or not the Company has received notice of such death, incapacity, termination, dissolution, liquidation or other event.

     4. No Opposition. The Stockholder agrees not to take, or cause to be taken, any action inconsistent with the consummation of the Merger and the transactions contemplated by the Merger Agreement. The Stockholder agrees to take, or cause to be taken, all actions necessary to facilitate, encourage or otherwise support the Merger and the transactions contemplated by the Merger Agreement.

     5. Acknowledgement. The parties acknowledge and agree that neither the Company, nor the Company's successors, assigns, subsidiaries, divisions, employees, officers, directors, stockholders, agents and affiliates shall owe any duty to, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorney's fees) and compensation of any kind or nature whatsoever to the Stockholder in connection with or as a result of any voting (or refrain from voting) by the Company of the Securities subject to the Proxy hereby granted to the Company at any annual, special or other meeting or action or the execution of any consent of the stockholders of Parent. The parties acknowledge that, pursuant to the authority hereby granted under the Proxy, the Company may vote the Securities in furtherance of its own interests, and the Company is not acting as a fiduciary for the Stockholder.

     6. Intentionally deleted

     7.   Representations,   Warranties  and  Covenants  of   Stockholder.   The
Stockholder hereby represents, warrants and covenants to the Company that:

     7.1 Ownership. The Stockholder has good and marketable title to, and is the sole legal and beneficial owner of the Shares, in each case free and clear of all Liens. As of the date hereof, the Stockholder does not beneficially own any shares or securities of the capital stock of Parent other than such Stockholder's Shares.

     7.2 Authorization. The Stockholder has all requisite power and authority to execute and deliver this Agreement and the Proxy and to consummate the transactions contemplated hereby and thereby and has sole voting power and sole power of disposition, with respect to all of the Shares with no restrictions on its voting rights or rights of disposition pertaining thereto. The Stockholder has duly executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms.

     7.3 No Violation. Neither the execution, delivery and performance of this Agreement or the Proxy nor the consummation of the transactions contemplated hereby and thereby will (i) require the Stockholder to file or register with, or obtain any material permit, authorization, consent or approval of, any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity; (ii) violate, or cause a breach of or default (or an event which with notice or the lapse of time or both would become a default) under, any contract, agreement or understanding, any statute or law, or any judgment, decree, order, regulation or rule of any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity or any arbitration award binding upon the Stockholder; or (iii) cause the acceleration of any obligation under or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrances on any property or asset of the Stockholder pursuant to any provision of any indenture, mortgage, lien, lease, agreement, contract, instrument, order, judgment, ordinance, regulation or decree to which the Stockholder is subject or by which the Stockholder or any of the Stockholder's properties or assets are bound. No proceedings are pending which, if adversely determined, will have a material adverse effect on any ability to vote or dispose of any of the Shares. The Stockholder has not previously assigned or sold any of the Shares to any third party.

     8. Further Assurances. The Stockholder hereby covenants and agrees to execute and deliver, or cause to be executed or delivered, such additional proxies, consents, waivers and other instruments, and undertake any and all further action, necessary or desirable, in the reasonable opinion of the Company, to carry out the purpose and intent of this Agreement and to consummate the Merger under the terms of the Merger Agent or any other agreement to which such Stockholder is a party.

     9. Termination. This Agreement and the Proxies delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date; provided that nothing herein shall relieve any party from liability hereof for breaches of this Agreement prior to the Expiration Date or for breaches of Section 6 after the Expiration Date.

     10. Miscellaneous.

     10.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of this terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     10.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and insure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other; provided, however, that the Company may freely assign its rights to another director or indirect wholly owned subsidiary of the Company without such prior written approval but no such assignment shall relieve the Company of any of its obligations hereunder. Any purported assignment without such consent shall be void.

     10.3 Amendment and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

     10.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to the Company upon such violation, the Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to the Company at law or in equity.

     10.5 Notices. All notices that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered by hand or national overnight courier service, transmitted by telecopy or mailed by registered or certified mail, postage prepaid (effective when delivered by hand or telecopy, one day after dispatch by overnight courier, and three business days after dispatch by mail), as follows:

                           (a) if to the Company, to:

                           First Montauk Financial Corp.
                           Parkway 109 Office Center
                           328 Newman Springs Road
                           Red Bank, NJ 07701
                           Facsimile:
                           Att:  Chief Executive Officer

                           with a copy to:

                           Goldstein & DiGioia, LLP
                           45 Brodway, 11th Flour
                           New York NY 10016
                           Att.: Victor DiGioia, Esq.

                           (b) if to the Stockholder, to the address set forth beneath such Stockholder's signature below.

     10.6 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     10.7 Entire Agreement. This Agreement, the Proxy and the Merger Agreement contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matters.

     10.8 Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     10.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

     10.10 Jurisdiction.Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in the state or federal court of the State of Delaware, and each of the parties hereby consents to the jurisdiction of such court (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 10.10 shall be deemed effective service of process on such party.

     10.11  No   Limitation   on  Actions  of  the   Stockholder   as  Director.
Notwithstanding anything to the contrary in this Agreement, in the event the Stockholder is an officer or director of Parent, nothing in this Agreement is intended or shall be construed to require the Stockholder, in the Stockholder's capacity as a officer or director of Parent, to act or fail to act in accordance with the Stockholder's fiduciary duties in such capacity.

     10.12 Remedies Not Exclusive. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by either party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     10.13 Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OT OF OR RELATED TO THIS AGREEMENT, THE PROXY OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

     10.14 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Proxy, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     10.15 Disclosure. The Stockholder hereby authorizes the Company to publish or disclosure in any the Company SEC Reports, including, without limitation, a
Schedule 13D, its identity and the nature of its commitments, arrangements and understandings under this Agreement.

     10.16 Consent of Spouse. If the Stockholder is married, the Stockholder agrees to deliver to the Company the Consent of Spouse attached hereto as Exhibit B on the date hereof.

     10.17  Legend on Share  Certificates.  Each  certificate  representing  any
Securities shall be endorsed by Parent with a legend reading substantially as follows:

     "THE RIGHT TO VOTE THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A VOTING AGREEMENT, A COPY OF WHICH IS ON FILE AT THE CORPORATION'S PRINCIPAL PLACE OF BUSINESS."




                [Remainder of the Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties have caused this Voting Agreement to be duly executed on the day and year first above written.

                                      FIRST MONTAUK FINANCIAL CORP.



                                      By:
                                         ---------------------------------------

                                      Title:
                                            ------------------------------------


                                      STOCKHOLDER



                                      By:
                                         ---------------------------------------



                                      Stockholder's Address for Notice:



                                      ------------------------------------------

                                      ------------------------------------------

                                      ------------------------------------------



                                      Shares beneficially owned:

                                      _______ shares of Parent Common Stock

                                      _______ shares of the Parent Series A
                                      Preferred



                       SIGNATURE PAGE TO VOTING AGREEMENT

                                    EXHIBIT A

                                      PROXY

                                TO VOTE STOCK OF

                                   THE COMPANY

         The undersigned stockholder of OLYMPIC CASCADE FINANCIAL CORPORATION, a Delaware corporation ( "Parent"), hereby irrevocably (to the full extent permitted by Section 212 of the Delaware General Corporation Law, except as provided below) appoints Victor Kurylak of FIRST MONTUAK FINANCIAL CORP., a New Jersey corporation ("Company"), and each of them, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Parent that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Parent issued, issuable, exchanged or exchangeable in respect thereof on or after the date hereof (collectively, the "Shares") in accordance with the terms of this Proxy. The Shares beneficially owned by the undersigned stockholder of Parent as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned's execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

         This Proxy is irrevocable (to the extent provided in Section 212 of the Delaware General Corporation Law), is coupled with an interest and is granted pursuant to that certain Voting Agreement dated as of February 10, 2005, by and among the Company and the undersigned stockholder (the "Voting Agreement"), and is granted in consideration of the Company entering into that certain Agreement and Plan of Merger, dated as of February 10, 2005 (the "Merger Agreement"), by and among the Company, Parent and MERGER SUB, a Delaware corporation and wholly owned subsidiary of Parent ("MERGER SUB"). The Merger Agreement provides for the merger of MERGER SUB with and into the Company (the "Merger") with the Company as the surviving corporation. As used herein, the term "Expiration Date" shall mean the earlier to occur of (i) the Effective Time (as such terms is defined in the Merger Agreement), and (ii) the date on which the Merger Agreement is terminated in accordance with its terms (including any extensions to the Merger Agreement, as provided for therein).

         The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to Section 228 of the Delaware General Corporation Law), at every annual, special or other meeting or action of the stockholders of Parent, as applicable, or at any adjournment thereof and in every written consent in lieu of such meeting: (i) in favor of approval of the Merger Agreement, the Merger, the transactions contemplated thereby and any matter that could reasonably be expected to facilitate the Merger; (ii) in favor of any alternative structure as may be agreed by Parent and the Company to effect the acquisition by Parent of the Company or of control of the Company; provided that such alternative structure is on terms in the aggregate no less favorable to Parent's stockholders than the terms of the Merger set forth in the Merger Agreement; and (iii) against the consummation of any Superior Proposal or any other action, proposal, agreement or transaction (other than the Merger, the Merger Agreement or the transactions contemplated thereby) that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Parent under the Merger Agreement, which could result in any of the conditions to the Parent's obligations under the Merger Agreement not being fulfilled or which would be inconsistent with the Merger or any other transaction contemplated by the Merger Agreement. The attorneys and proxies named above may not exercise this Proxy on any other matter except as provided above. The undersigned stockholder may vote the Shares on all other matters.

         Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

         This Proxy is irrevocable (to the extent provided in Section 212 of the Delaware General Corporation Law). This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated:  February 10, 2005

                                ------------------------------------------------
                                (Signature of Stockholder)



                                ------------------------------------------------
                                (Print Name of Stockholder)

                                Shares beneficially owned:


                                _______ shares of Parent Common Stock

                                _______ shares of the Parent Series A Preferred

                                    EXHIBIT B

                                CONSENT OF SPOUSE


         I, __________________________, spouse of ____________ ("Stockholder"), have read and hereby approve the foregoing Voting Agreement. In consideration of the benefits to which the Stockholder is entitled under the Voting Agreement, I hereby agree to be irrevocably bound by the Voting Agreement and further agree that any community property or other such interest shall be similarly bound by the Voting Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Voting Agreement.



                                ------------------------------------------------
                                              Spouse of Stockholder

                                    EXHIBIT B

                               AFFILIATE AGREEMENT

                               AFFILIATE AGREEMENT


         THIS AFFILIATE AGREEMENT (this "Agreement") is made and entered into as of _______________, 2005 by and between OLYMPIC CASCADE FINANCIAL CORPORATION, a Delaware corporation ("Parent"), and the undersigned stockholder (the "Affiliate"), who may be deemed an affiliate of FIRST MONTAUK FINANCIAL CORP., a New Jersey corporation (the "Company"), under applicable law. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement (as defined below).


                                    RECITALS:

         WHEREAS, pursuant to an Agreement and Plan of Merger dated February 10, 2005 (the "Merger Agreement") by and among Parent, MERGER SUB, a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and the Company, Merger Sub is merging with and into the Company (the "Merger") and the Company, as the surviving corporation of the Merger, will thereby become a wholly owned subsidiary of Parent;

         WHEREAS, the Affiliate has been advised that the Affiliate may be deemed to be an "affiliate" of the Company, as the term "affiliate" is used for purposes of Rule 144 and Rule 145 of the rules and regulations of the Securities and Exchange Commission (the "Commission"); and

         WHEREAS, the execution and delivery of this Agreement by the Affiliate is a material inducement to, and in consideration of, Parent's willingness to enter into the Merger Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     1. Acknowledgments by Affiliate. The Affiliate understands and hereby acknowledges that the representations, warranties and covenants by the Affiliate set forth herein shall be relied upon by Parent, the Company and their respective affiliates and legal counsel, and that substantial losses and damages may be incurred by such persons if the representations and warranties of the Affiliate contained herein are inaccurate or if the covenants of the Affiliate contained herein are breached. The Affiliate hereby represents and warrants to Parent that the Affiliate has carefully read this Agreement and the Merger Agreement and has discussed the requirements of this Agreement with the Affiliate's professional advisors, who are qualified to advise the Affiliate with regard to such matters.

     2. Representations and Warranties of the Affiliate. The Affiliate hereby represents and warrants to Parent as follows: (i) the Affiliate is the sole beneficial owner of the number of shares of the common stock of the Company, no par value (the "Company Common Stock") set forth under the Affiliate's name on the signature page hereto (the "Shares"); (ii) the Shares are not subject to any claim, lien, pledge, charge, security interest or other encumbrance or to any rights of first refusal of any kind; (iii) there are no options, warrants, calls, rights, commitments or agreements of any kind or character, written or oral, to which the Affiliate is party or by which the Affiliate is bound obligating the Affiliate to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any Shares, or obligating the Affiliate to grant or enter into any such option, warrant, call, right, commitment or agreement; (iv) the Affiliate has the sole right to transfer the Shares; (v) as of the date hereof, the Shares constitute all shares of Company Common Stock owned, beneficially or of record, by the Affiliate; (vi) the Shares are not subject to preemptive rights created by any agreement to which the Affiliate is party or by which the Affiliate is bound; and (vii) the Affiliate has not engaged in any sale or other transfer of the Shares in contemplation of the Merger.

     3. Application to Subsequently Acquired Shares. The Affiliate hereby agrees that all shares of Company Common Stock and shares of the common stock of Parent, par value $0.02 ("Parent Common Stock") acquired by the Affiliate subsequent to the date hereof (including shares of Parent Common Stock acquired in the Merger) shall be subject to the terms and conditions set forth in this Agreement as if held by the Affiliate as of the date hereof.

4. Compliance with Rule 145 and the Securities Act.

     (a) The Affiliate understands and hereby acknowledges that the Affiliate has been advised that (A) the issuance of Parent Common Stock in connection with the Merger is expected to be effected pursuant to a registration statement on Form S-4 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and the resale of such shares will be subject to restrictions set forth in Rule 145 under the Securities Act; and (B) Affiliate may be deemed to be an "affiliate" of the Company as the term "affiliate" is used for purposes of Rule 144 and Rule 145 of the rules and regulations of the Commission. Accordingly, the Affiliate hereby agrees not to sell, transfer or otherwise dispose of any Parent Common Stock issued to the Affiliate in the Merger unless
(i) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145(d) promulgated under the Securities Act; (ii) such sale, transfer or other disposition is made pursuant to a registration statement declared or ordered effective under the Securities Act, or an appropriate exemption from the registration and prospectus delivery requirements of the Securities Act; (iii) the Affiliate delivers to Parent a written opinion of legal counsel, reasonably acceptable to Parent in form and substance, that such sale, transfer or other disposition is otherwise exempt from the registration and prospectus delivery requirements of the Securities Act; or (iv) an authorized representative of the Commission shall have rendered written advice to the Affiliate to the effect that the Commission would take no action, or that the staff of the Commission would not recommend that the Commission take any action, with respect to the proposed disposition if consummated.

     (b) The Affiliate understands and hereby acknowledges that Parent will give stop transfer instructions to its transfer agent with respect to any Parent Common Stock issued to the Affiliate pursuant to the Merger, and there shall be placed on the certificates representing such Parent Common Stock, or any substitutions therefor, a legend stating in substance:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 APPLIES AND MAY ONLY BE TRANSFERRED IN CONFORMITY WITH RULE 145(d) OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER IN FORM AND SUBSTANCE, THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED."

The legend set forth above shall be removed (by delivery of a substitute certificate without such legend), and Parent shall so instruct its transfer agent, if the Affiliate delivers to Parent (i) satisfactory written evidence that the Shares have been sold in compliance with Rule 145 (in which case, the substitute certificate shall be issued in the name of the transferee); or (ii) an opinion of counsel, in form and substance reasonably satisfactory to Parent, to the effect that public sale of the Shares by the holder thereof is no longer subject to Rule 145.

     5. Termination. This Agreement shall be terminated, and be of no further force and effect, automatically upon the termination of the Merger Agreement pursuant to its terms (including any extension to the Merger Agreement as provided for therein).

     6. Miscellaneous.

     (a) Waiver. No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

     (b) Severability. In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable law.

     (c) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the Affiliate may be assigned to any other person without prior written consent of Parent.

     (d) Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto.

     (e) Specific Performance; Injunctive Relief. Each of the parties hereto hereby acknowledge that (i) the representations, warranties, covenants and restrictions set forth in this Agreement are necessary, fundamental and required for the protection of Parent and the Company and to preserve for Parent the benefits of the Merger; (ii) such covenants relate to matters which are of a special, unique, and extraordinary character that gives each such representation, warranty, covenant and restriction a special, unique, and extraordinary value; and (iii) a breach of any such representation, warranty, covenant or restriction, or any other term or provision of this Agreement, will result in irreparable harm and damages to Parent and the Company that cannot be adequately compensated by a monetary award. Accordingly, Parent and the Affiliate hereby expressly agree that in addition to all other remedies available at law or in equity, Parent and the Company shall be entitled to the immediate remedy of specific performance, a temporary and/or permanent restraining order, preliminary injunction, or such other form of injunctive or equitable relief as may be used by any court of competent jurisdiction to restrain or enjoin any of the parties hereto from breaching any representations, warranties, covenants or restrictions set forth in this Agreement, or to specifically enforce the terms and provisions hereof.

     (f) Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision, rule or principle (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     (g) Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in the state or federal court of the State of Delaware, and each of the parties hereby consents to the jurisdiction of such court (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in this Section 10.6 shall be deemed effective service of process on such party.

     (h) Entire Agreement. This Agreement, the Merger Agreement and the other agreements referred to in the Merger Agreement set forth the entire agreement and understanding of Parent and the Affiliate with respect to the subject matter hereof and thereof, and supersede all prior discussions, agreements and understandings between Parent and the Affiliate with respect to the subject matter hereof and thereof.

     (i) Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

         If to Parent:           Olympic Cascade Financial Corporation
                                 120 Broadway, 27th floor
                                 New York, NY  10271
                                 Facsimile:  212 417-8010
                                 Attn:  Mark Goldwasser, Chief Executive Officer



         with a copy to:         Littman Krooks LLP
                                 655 Third Avenue
                                 New York, NY 10017
                                 Attention:  Mitchell C. Littman, Esq.
                                 Facsimile:  (212) 490-2990


         If to the Affiliate:    To the  address  for  notice set forth on the
                                 signature  page hereof.

     (j) Further Assurances. The Affiliate shall execute and deliver any additional certificate, instruments and other documents, and take any additional actions, as Parent may deem necessary or desirable, in the reasonable opinion of Parent, to carry out and effectuate the purpose and intent of this Agreement and the transactions contemplated hereby.

     (k) Attorneys' Fees. In the event of any legal actions or proceeding to enforce or interpret the terms and provisions hereof, the prevailing party shall be entitled to reasonable attorneys' fees, whether or not the proceeding results in a final judgment.

     (l) Third Party Reliance. Legal counsel to Parent and the Company shall be entitled to rely upon this Agreement.

     (m) Survival. The representations, warranties, covenants and other terms and provisions set forth in this Agreement shall survive the consummation of the Merger.

     (n) Remedies Not Exclusive. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity will be cumulative and not alternative, and the exercise of any thereof by either party will not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     (o) Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     (p) Counterparts. This Agreement shall be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.



        IN WITNESS WHEREOF, the undersigned have caused this Affiliate Agreement to be duly executed as of the date first written above.

OLYMPIC CASCADE FINANCIAL CORP.     AFFILIATE



By:                                 By (Signature):
   ------------------------------                  -----------------------------

Name:                               Print Name:
     ----------------------------              ---------------------------------

Title:                              Affiliate's Address for Notice:
      ---------------------------
                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------

                                    Shares beneficially owned:

                                    ______ shares of Company Common Stock

                                    ______ shares of Company Preferred Stock

                                    _____  shares of Company Common Stock
                                           issuable upon the exercise of
                                           outstanding options, warrants and
                                           other rights



                      SIGNATURE PAGE TO AFFILIATE AGREEMENT